PROSPECTUS
-------------------------------------------------------------------------------
                            SEPARATE ACCOUNT NO. 2
                    Variable Accumulation Annuity Contracts
                                   Issued By
                   Mutual of America Life Insurance Company
                                320 Park Avenue
                           New York, New York 10022
-------------------------------------------------------------------------------
The group and individual variable accumulation annuity contracts ("Contracts") offered by Mutual of America Life Insurance Company (the "Insurance Company") and described in this Prospectus are designed to aid employees of organizations in the not-for-profit field in retirement and long-term financial planning by providing monthly Annuity Payments which begin at a selected future date. The following four types of contracts are offered: (1) a group Tax-Deferred Annuity Contract ("TDA Contract"); (2) a group Voluntary Employee Contribution Contract ("VEC Contract"); (3) an Individual Retirement Annuity Contract ("IRA Contract"), including Regular IRAs, Roth IRAs, SIMPLE IRAs and SEP IRAs; and (4) an individual Flexible Premium Annuity Contract ("FPA Contract").

Participating employees under TDA or VEC Contracts, and the persons to whom IRA or FPA Contracts are issued, are referred to in this Prospectus as "Participants."

The Contracts permit Contributions to be made, generally, in whatever amounts and at whatever frequency is desired by a Participant. Contributions may be accumulated on behalf of a Participant on a completely variable basis, a completely fixed basis or a combination variable and fixed basis. The basic purpose of the variable accumulation aspect of the Contracts is to provide Participants with an opportunity to accumulate amounts toward retirement, or for other financial purposes, that will reflect the investment experience of one or more of the distinct Funds comprising Mutual of America Separate Account No. 2 ("Separate Account") to which Contributions may be allocated. Contributions under the Contracts may be allocated in whole or in part to any of the Funds of the Separate Account or to the General Account of the Insurance Company (the "Investment Alternatives").

The assets in each Fund of the Separate Account are invested in shares of:

-- one or more of the following eight Funds of Mutual of America Investment
  Corporation (the "Investment Company"): Money Market Fund, All America Fund, Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund and Aggressive Equity Fund;

-- one or more of the following Fidelity Investments(R) portfolios: Equity-
  Income Portfolio of the Variable Insurance Products Fund and Contrafund and Asset Manager Portfolios of the Variable Insurance Products Fund II (collectively, the "Fidelity Portfolios");

-- one or more of the following three portfolios of Scudder Variable Life
  Investment Fund: Scudder Capital Growth Portfolio, Scudder Bond Portfolio, and Scudder International Portfolio (collectively, the "Scudder
  Portfolios");

-- the American Century VP Capital Appreciation Fund (formerly known as the
  TCI Growth Fund) of American Century Variable Portfolios, Inc.; and

-- the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc.
  (formerly called the Calvert Responsibily Invested Balanced Portfolio).

The respective Prospectuses for the Investment Company, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Social Balanced Portfolio, which are attached to this Prospectus, describe the investment objectives and policies of each of the variable accumulation Investment Alternatives, as well as the risks relating to investments in each such Investment Alternative.

The value of a Participant's interest in the Separate Account will depend upon the investment performance of the chosen Investment Alternative. THE INSURANCE COMPANY DOES NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY FUND OF THE SEPARATE ACCOUNT. Accordingly, the Participant bears the entire investment risk for any amounts allocated to the Separate Account.

Amounts accumulated under the Contracts may be applied to provide monthly Annuity Payments on a fixed basis commencing at a future date selected by the Participant.

This Prospectus generally describes only the variable portion of the Contracts. For a brief summary of the fixed portion, see "The General Account."

This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Contracts and the Separate Account is available free by writing the Insurance Company at the address above or by calling (212) 224-1600. The Statement of Additional Information, which has the same date as the Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Please read this Prospectus carefully for details on the Contracts being offered and retain it for future reference. It is not valid unless attached to the current prospectuses for the Investment Company, the Fidelity Portfolios, Scudder Variable Life Investment Fund, American Century VP Capital Appreciation Fund and the Calvert Social Balanced Portfolio.

Dated: May 1, 1998

                               TABLE OF CONTENTS

                                       PAGE
                                       ----
Table of Annual Expenses.............    4
Unit Value Information...............    6
Definitions..........................    8
Summary..............................    9
Mutual of America Life Insurance Com-
 pany................................   12
The Separate Account.................   13
Investments of the Separate Account..   13
Charges..............................   16
 Administrative Charges..............   16
 Distribution Expense Charge.........   16
 Mortality and Expense Risk Charge...   17
 Portfolio Company Expenses..........   17
The Group and Individual Annuity Con-
 tracts..............................   19
 General.............................   19
 Payment of Contributions............   19
 Allocations of Contributions........   21
 Accumulation Units..................   21
 Transfers Among Investment Alterna-
  tives..............................   22
 Withdrawals.........................   22
 Specified Payments Options..........   23
 Death Benefits......................   23
Discontinuance and Termination.......   24

                                                                       PAGE
                                                                       ----
 Discontinuance of TDA and VEC Contracts..............................  24
 Termination of Participation Under TDA Contracts.....................  24
 Termination by the Insurance Company.................................  25
Postponement of Payments..............................................  25
The Annuity Period....................................................  25
 General..............................................................  25
 Annuity Commencement Date............................................  26
 Available Forms of Annuity...........................................  26
 Amount of Annuity Payments...........................................  27
 Small Benefit Payments...............................................  27
The General Account...................................................  27
General Matters.......................................................  29
Federal Tax Matters...................................................  32
Voting Rights.........................................................  38
Performance Information...............................................  38
Funding and Other Changes.............................................  39
Other Variable Annuity Contracts......................................  39
Table of Contents of the Statement of Additional Information..........  40
Obtaining a Copy of the Statement of Additional Information...........  40
Order Form for Statement of Additional Information....................  40

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                           TABLE OF ANNUAL EXPENSES

                                        Investment
                                         Company
                                       All America,
                                          Bond,
                           Investment   Short-Term   Investment Investment Fidelity               Fidelity
                            Company       Bond,       Company    Company     VIP       Fidelity    VIP II    Scudder
                             Money    Mid-Term Bond,   Equity   Aggressive Equity-      VIP II     Asset     Capital Scudder
                             Market   and Composite    Index      Equity    Income    Contrafund  Manager    Growth   Bond
                           ---------- -------------- ---------- ---------- --------   ----------  --------   ------- -------
Contractowner
 Transaction
 Expenses
 Sales Load
  Imposed on
  Purchases......             None         None         None       None      None        None       None      None    None
 Deferred Sales
    Load.........             None         None         None       None      None        None       None      None    None
 Surrender Fees..             None         None         None       None      None        None       None      None    None
 Exchange Fee....             None         None         None       None      None        None       None      None    None
Annual Contract
 Fee(1)..........              $24          $24          $24        $24       $24         $24        $24       $24     $24
                              ====         ====         ====       ====      ====        ====       ====      ====    ====
Separate Account
 Annual Expenses
 (as a percentage
  of average
  account value)
 Mortality and
  Expense Risk
  Fees(2)........              .50%         .50%         .50%       .50%      .50%        .50%       .50%      .50%    .50%
                              ----         ----         ----       ----      ----        ----       ----      ----    ----
 Account Fees and Expenses
 Administrative Charges
  (after reim-
  bursement)(2)..              .40%         .40%         .40%       .40%      .30%        .30%       .30%      .40%    .40%
 Distribution
  Expense
  Charge(2)......              .35          .35          .35        .35       .35         .35        .35       .35     .35
                              ----         ----         ----       ----      ----        ----       ----      ----    ----
 Total Account
  Fees and
  Expenses.......              .75          .75          .75        .75       .65         .65        .65       .75     .75
                              ----         ----         ----       ----      ----        ----       ----      ----    ----
 Total Separate
  Account
  Expenses.......             1.25%        1.25%        1.25%      1.25%     1.15%       1.15%      1.15%     1.25%   1.25%
                              ====         ====         ====       ====      ====        ====       ====      ====    ====
Portfolio Company
 Annual Expenses
 (as a percentage
  of portfolio
  company average
  net assets)(3)
 Management Fees.              .25%         .50%        .125%       .85%      .50%        .60%       .55%      .47%    .48%
 Other Expenses
  (after
  reimbursement)(3).          None         None         None       None       .08         .11        .10%      .04     .14
                              ----         ----         ----       ----      ----        ----       ----      ----    ----
 Total Portfolio
  Company
  Expenses.......              .25%         .50%        .125%       .85%      .58%(4)     .71%(4)    .65%(4)   .51%    .62%
                              ====         ====         ====       ====      ====        ====       ====      ====    ====
                                           American
                                          Century VP  Calvert
                              Scudder      Capital     Social
                           International Appreciation Balanced
                           ------------- ------------ ----------
Contractowner
 Transaction
 Expenses
 Sales Load
  Imposed on
  Purchases......              None          None       None
 Deferred Sales
    Load.........              None          None       None
 Surrender Fees..              None          None       None
 Exchange Fee....              None          None       None
Annual Contract
 Fee(1)..........               $24           $24        $24
                           ============= ============ ==========
Separate Account
 Annual Expenses
 (as a percentage
  of average
  account value)
 Mortality and
  Expense Risk
  Fees(2)........               .50%          .50%       .50%
                           ------------- ------------ ----------
 Account Fees and Expenses
 Administrative Charges
  (after reim-
  bursement)(2)..               .40%          .20%       .40%
 Distribution
  Expense
  Charge(2)......               .35           .35        .35
                           ------------- ------------ ----------
 Total Account
  Fees and
  Expenses.......               .75           .55        .75
                           ------------- ------------ ----------
 Total Separate
  Account
  Expenses.......              1.25%         1.05%      1.25%
                           ============= ============ ==========
Portfolio Company
 Annual Expenses
 (as a percentage
  of portfolio
  company average
  net assets)(3)
 Management Fees.               .83%         1.00%       .69%
 Other Expenses
  (after
  reimbursement)(3).            .17          None        .12
                           ------------- ------------ ----------
 Total Portfolio
  Company
  Expenses.......              1.00%         1.00%       .81%(5)
                           ============= ============ ==========

-------
(1) A monthly amount of $2.00 (but not to exceed 1/12 of 1% of the Account Value in any month) is charged with respect to each Participant under a Contract, regardless of the number of Investment Alternatives in which the Participant is invested. Such amount is deducted from the net assets, if any, in one or more of the Participant's Accounts or from such net assets which have been allocated to one or more Funds of the Separate Account in the order as described in "Charges--Administrative Charges" herein. The above table reflects such amount for a full year for each fund or portfolio as if no other Investment Alternatives were used. If the General Account is used, the fee is deducted from it and there would be no fee with respect to amounts allocated to any fund or portfolio. If the General Account is not used, but more than one fund or portfolio is used, then the second or additional fund(s) or portfolio(s) would not be charged. The employer may elect to pay this Additional Amount in which case no amount is deducted from the Participant's Account. See "Charges--Administrative Charges."
(2) In accordance with a Fund Participation Agreement, the investment adviser for American Century VP Capital Appreciation Fund reimburses the Insurance Company at an annual rate of up to .20% for Administrative Expenses. If the Fund Participation Agreement is terminated for sales of new Contracts, the investment adviser's reimbursement obligation will terminate, and the administrative charge to the American Century VP Capital Appreciation Fund will be .40% instead of .20%. The Administrative Charges, Distribution Expense Charge and Mortality and Expense Risk Fees items are more fully described under "Charges--Administrative Charges"; "Charges--Distribution Expense Charge"; and "Charges--Mortality and Expense Risk Charge." The transfer agent and the distributor for the Fidelity Portfolios reimburse the Insurance Company at a total annual rate of .10%, paid quarterly in arrears, for certain services provided by the Insurance Company, and the administration expense for the Fidelity VIP Funds would be an annual rate of .40% if these service agreements were terminated.
(3) The investment adviser for the Investment Company voluntarily limits the expenses of each Investment Company Fund to its investment advisory fee. The investment adviser for the American Century VP Capital Appreciation Fund pays the expenses of that Fund other than the investment advisory fee. The expenses of the Portfolio Companies are more fully described in the prospectuses of the Portfolio Companies, which are attached to this Prospectus.
(4) A portion of the brokerage commissions that these Portfolios pay was used to reduce their expenses. In addition, the Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses for the VIP Equity-Income Portfolio and the VIP II Contrafund and Asset Manager Portfolios for 1997 would have been .57%, .68% and .64%, respectively.
(5) Total Expenses are based on expenses for fiscal year 1997 and have been restated to reflect an increase in transfer agency expenses of 0.01% expected to be incurred in 1998. Management fees may be adjusted based on performance by the Portfolio's advisors, which could cause the fee to be as high as .85% or as low as .55%, depending on performance. The Portfolio indirectly pays expenses of 0.03%, and the Portfolio's total operating expenses for 1997 would have been .78% with reductions to reflect fees paid indirectly.

EXAMPLES

The examples below show the expenses that would be borne by a Participant, assuming a $1,000 investment and a 5% annual rate of return on assets. No surrender charge is imposed upon the surrender of a contract, and therefore the expenses would be the same whether or not the contract is surrendered at the end of the applicable time period.

                                                1 YEAR 3 YEARS 5 YEARS  10 YEARS
                                                ------ ------- -------  --------
Example for Investment Company Money Market
Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:..................................  $16.92 $55.07  $ 99.59  $244.28
Example for Investment Company All America,
Bond, Short-Term Bond, Mid-Term Bond and Com-
posite Funds
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:..................................  $19.50 $63.31  $114.20  $278.47
Example for Investment Company Equity Index
Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:..................................  $15.63 $50.93  $ 92.21  $226.87
Example for Investment Company Aggressive Eq-
uity Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:..................................  $23.10 $74.74  $134.36  $324.91
Example for Fidelity VIP Equity-Income Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:..................................  $19.30 $62.66  $113.04  $275.76
Example for Fidelity VIP II Contra Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:..................................  $20.63 $66.92  $120.58  $293.24
Example for Fidelity VIP II Asset Manager Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:..................................  $20.02 $64.95  $117.10  $285.20
Example for Scudder Capital Growth Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:..................................  $19.61 $63.64  $114.78  $279.82
Example for Scudder Bond Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:..................................  $20.74 $67.24  $121.15  $294.57
Example for Scudder International Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:..................................  $24.64 $79.60  $142.89  $344.32
Example for American Century VP Capital Appre-
ciation Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:..................................  $22.59 $73.12  $131.50  $318.37
Example for Calvert Social Balanced Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:..................................  $22.69 $73.44  $132.07  $319.68

The purpose of the above table is to assist the Participant in understanding the various costs and expenses that a Participant will bear, directly or indirectly, under a contract and the table reflects the expenses of the Separate Account as well as the Investment Company Funds, the Fidelity VIP Equity-Income Portfolio, the Fidelity VIP II Asset Manager and Contrafund Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) and the Calvert Social Balanced Portfolio as they were for the year ended December 31, 1997. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Each example also assumes an annual contract fee of $1.25 per $1,000 of value in the Separate Account based on an average account value of $19,146. See "Charges--Administrative Charges" for a description of how such fee would be deducted from the Investment Alternatives.

                            UNIT VALUE INFORMATION

Shown below is condensed financial information for an Accumulation Unit outstanding throughout the ten years during the period ended December 31, 1997. The information with respect to each of the years in the six year period ended December 31, 1996, has been audited by the Funds' independent auditors, Arthur Andersen LLP. Each of the years in the periods ended December 31, 1991 were audited by the Funds' previous auditors. THE ALL AMERICA FUND (PREVIOUSLY CALLED THE "STOCK FUND") CHANGED ITS INVESTMENT OBJECTIVES AND POLICIES AND ADDED SUBADVISERS ON MAY 1, 1994. Prior to January 1, 1998, the Calvert Social Balanced Portfolio was known as the Calvert Responsibly Invested Portfolio, and prior to May 1, 1995, the Portfolio was known as the Calvert Socially Responsible Series. Prior to May 1, 1997, the American Century VP Capital Appreciation Fund was known as the TCI Growth Fund.

                                            INVESTMENT COMPANY MONEY MARKET FUND
                          -------------------------------------------------------------------------
                           1997   1996   1995   1994   1993   1992   1991   1990   1989   1988
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Unit value, beginning of
year/period.............  $ 1.87 $ 1.80 $ 1.72 $ 1.68 $ 1.65 $ 1.62 $ 1.54 $ 1.44 $ 1.33 $ 1.25
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
year/period.............  $ 1.95 $ 1.87 $ 1.80 $ 1.72 $ 1.68 $ 1.65 $ 1.62 $ 1.54 $ 1.44 $ 1.33
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Thousands of
accumulation units
outstanding, end of
year/period.............  16,831 17,511 17,502 17,653 15,815 16,545 15,656 13,972  8,570  4,870
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
                                           INVESTMENT COMPANY ALL AMERICA FUND
                          ---------------------------------------------------------------------
                           1997   1996   1995   1994   1993   1992   1991   1990   1989   1988
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Unit value, beginning of
 year/period............  $ 5.39 $ 4.52 $ 3.35 $ 3.36 $ 3.03 $ 2.97 $ 2.41 $ 2.47 $ 1.98 $ 1.82
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
 year/period............  $ 6.76 $ 5.39 $ 4.52 $ 3.35 $ 3.36 $ 3.03 $ 2.97 $ 2.41 $ 2.47 $ 1.98
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Thousands of
 accumulation units
 outstanding, end of
 year/period............  51,312 49,798 43,620 38,669 36,510 32,352 26,173 20,973 20,157 20,064
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
                                              INVESTMENT COMPANY BOND FUND
                          ---------------------------------------------------------------------
                           1997   1996   1995   1994   1993   1992   1991   1990   1989   1988
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Unit value, beginning of
year/period.............  $ 2.75 $ 2.69 $ 2.28 $ 2.39 $ 2.13 $ 1.99 $ 1.73 $ 1.67 $ 1.49 $ 1.40
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
year/period.............  $ 3.00 $ 2.75 $ 2.69 $ 2.28 $ 2.39 $ 2.13 $ 1.99 $ 1.73 $ 1.67 $ 1.49
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Thousands of
accumulation units
outstanding, end of
year/period.............  12,671 12,548 12,083 10,601 12,244  9,203  6,152  5,235  4,164  3,057
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
                                            INVESTMENT COMPANY COMPOSITE FUND
                          ---------------------------------------------------------------------
                           1997   1996   1995   1994   1993   1992   1991   1990   1989   1988
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Unit value, beginning of
year/period.............  $ 3.75 $ 3.39 $ 2.82 $ 2.95 $ 2.55 $ 2.43 $ 2.08 $ 2.04 $ 1.73 $ 1.60
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
year/period.............  $ 4.36 $ 3.75 $ 3.39 $ 2.82 $ 2.95 $ 2.55 $ 2.43 $ 2.08 $ 2.04 $ 1.73
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Thousands of
accumulation units
outstanding, end of
year/period.............  61,359 66,715 70,558 73,239 71,215 50,944 43,115 37,461 32,716 29,436
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

           INVESTMENT                      INVESTMENT                    INVESTMENT                   INVESTMENT
            COMPANY                          COMPANY                       COMPANY                     COMPANY
          EQUITY INDEX                     SHORT-TERM                     MID-TERM                    AGGRESSIVE
              FUND                          BOND FUND                     BOND FUND                  EQUITY FUND
--------------------------------- ----------------------------- ----------------------------- --------------------------
 1997    1996   1995  1994  1993* 1997  1996  1995  1994  1993* 1997  1996  1995  1994  1993*  1997   1996   1995  1994*
 ----    ----   ----  ----  ----- ----  ----  ----  ----  ----- ----  ----  ----  ----  -----  ----   ----   ----  -----
$ 1.72  $ 1.42 $ 1.05 $1.05 $1.00 $1.14 $1.10 $1.03 $1.03 $1.00 $1.19 $1.16 $1.01 $1.06 $1.00 $ 1.80 $ 1.43 $ 1.05 $1.00
======  ====== ====== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ====== ====== ====== =====
$ 2.26  $ 1.72 $ 1.42 $1.05 $1.05 $1.19 $1.14 $1.10 $1.03 $1.03 $1.26 $1.19 $1.16 $1.01 $1.06 $ 2.15 $ 1.80 $ 1.43 $1.05
======  ====== ====== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ====== ====== ====== =====
68,462  35,660 17,109 4,644 2,135 2,355 2,129 1,447 1,132   747 4,478 3,828 2,848 1,444 1,411 71,468 49,800 20,858 9,145
======  ====== ====== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ====== ====== ====== =====

                    SCUDDER BOND FUND                                        SCUDDER CAPITAL GROWTH FUND
----------------------------------------------------------- --------------------------------------------------------------
 1997    1996   1995   1994   1993  1992  1991  1990  1989   1997   1996   1995   1994   1993   1992   1991   1990   1989
 ----    ----   ----   ----   ----  ----  ----  ----  ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
$11.48  $11.30 $ 9.69 $10.32 $ 9.30 $8.78 $7.54 $7.05 $6.39 $22.11 $18.64 $14.67 $16.46 $13.80 $13.09 $ 9.48 $10.35 $ 8.53
======  ====== ====== ====== ====== ===== ===== ===== ===== ====== ====== ====== ====== ====== ====== ====== ====== ======
$12.37  $11.48 $11.30 $ 9.69 $10.32 $9.30 $8.78 $7.54 $7.05 $29.64 $22.11 $18.64 $14.67 $16.46 $13.80 $13.09 $ 9.48 $10.35
======  ====== ====== ====== ====== ===== ===== ===== ===== ====== ====== ====== ====== ====== ====== ====== ====== ======
 1,484   1,362  1,269  1,169  1,277 1,053   600   354   221 11,094  9,266  8,556  8,121  6,582  3,698  2,138  1,103    844
======  ====== ====== ====== ====== ===== ===== ===== ===== ====== ====== ====== ====== ====== ====== ====== ====== ======

                SCUDDER INTERNATIONAL FUND                       AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
----------------------------------------------------------- --------------------------------------------------------
 1997    1996   1995   1994   1993  1992  1991  1990  1989   1997   1996   1995  1994  1993  1992  1991  1990  1989
 ----    ----   ----   ----   ----  ----  ----  ----  ----   ----   ----   ----  ----  ----  ----  ----  ----  ----
$13.43  $11.85 $10.80 $11.06 $ 8.13 $8.48 $7.68 $8.41 $6.14 $11.53 $12.18 $ 9.39 $9.61 $8.81 $9.01 $6.40 $6.53 $5.11
======  ====== ====== ====== ====== ===== ===== ===== ===== ====== ====== ====== ===== ===== ===== ===== ===== =====
$14.46  $13.43 $11.85 $10.80 $11.06 $8.13 $8.48 $7.68 $8.41 $11.04 $11.53 $12.18 $9.39 $9.61 $8.81 $9.01 $6.40 $6.53
======  ====== ====== ====== ====== ===== ===== ===== ===== ====== ====== ====== ===== ===== ===== ===== ===== =====
 8,205   7,688  7,269  8,610  5,400 2,262 1,849 1,644   721  4,510  7,264  8,061 6,361 5,946 5,280 3,056 1,518   791
======  ====== ====== ====== ====== ===== ===== ===== ===== ====== ====== ====== ===== ===== ===== ===== ===== =====

                                                                        FIDELITY             FIDELITY
                                                 FIDELITY VIP            VIP II            VIP II ASSET
       CALVERT SOCIAL BALANCED FUND           EQUITY-INCOME FUND      CONTRA FUND          MANAGER FUND
-------------------------------------------- -------------------- -------------------- --------------------
 1997    1996  1995  1994  1993  1992  1991*  1997   1996  1995*   1997   1996  1995*   1997   1996  1995*
 ----    ----  ----  ----  ----  ----  -----  ----   ----  -----   ----   ----  -----   ----   ----  -----
$ 2.23  $ 2.01 $1.57 $1.64 $1.54 $1.44 $1.32 $21.93 $19.43 $16.30 $16.59 $13.85 $11.43 $17.72 $15.66 $14.04
======  ====== ===== ===== ===== ===== ===== ====== ====== ====== ====== ====== ====== ====== ====== ======
$ 2.65  $ 2.23 $2.01 $1.57 $1.64 $1.54 $1.44 $27.77 $21.93 $19.43 $20.36 $16.59 $13.85 $21.14 $17.72 $15.66
======  ====== ===== ===== ===== ===== ===== ====== ====== ====== ====== ====== ====== ====== ====== ======
12,479  10,713 7,849 5,986 5,151 2,742   678  3,451  2,342    728  5,656  3,880  1,792  1,150    613    184
======  ====== ===== ===== ===== ===== ===== ====== ====== ====== ====== ====== ====== ====== ====== ======


*The dates the Funds of the Separate Account commenced operation are as follows: Investment Company Money Market, All America (previously "Stock"), Bond and Composite Funds--January 1, 1985; Scudder Capital Growth, Bond and International Funds and American Century VP Capital Appreciation Fund (previously "TCI Growth Fund")--January 3, 1989; Calvert Social Balanced Fund--May 13, 1991; Investment Company Equity Index, Short-Term Bond and Mid-Term Bonds Funds--February 5, 1993; Investment Company Aggressive Equity Fund--May 2, 1994; and Fidelity VIP Equity-Income Fund, and Fidelity VIP II Contra and Asset Manager Funds--May 1, 1995.

                                  DEFINITIONS

Accumulation Period--For each Participant, the period from the date Contributions are first made under a Contract to the Annuity Commencement Date.

Accumulation Unit--A measure used to calculate the value of a Participant's interest in each of the Funds of the Separate Account prior to the Annuity Commencement Date. Each Fund of the Separate Account has its own distinct Accumulation Unit value.

American Century VP Capital Appreciation Fund--The American Century VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. Prior to May 1, 1997, this Fund was known as the TCI Growth Fund of TCI Portfolios, Inc.

Annuitant--A person receiving, or who will receive, Annuity Payments under a Contract. A Participant, or another person designated under a Contract to receive Annuity Payments, a single sum payment or the commuted value of remaining periodic payments, may be an Annuitant.

Annuity Commencement Date--The date on which annuity benefits become payable with respect to a Participant, and as of which the amount of the first Annuity Payment will be determined. The Annuity Commencement Date may be the date elected by a Participant or imposed by operation of law or, if later, the first Valuation Day as of which all required information and documentation have been received by the Insurance Company. Sometimes referred to by the Insurance Company as Benefit Commencement Date.

Annuity Payments--A series of payments under a Contract for life, for a minimum period of time, for the joint lifetime of the Annuitant and another person and thereafter for the life of the survivor, or for such other period under options available from the Insurance Company.

Annuity Period--The period, beginning at the Annuity Commencement Date, during which Annuity Payments are received by an Annuitant.

Calvert Social Balanced Portfolio--The Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. Prior to January 1, 1998, this Fund was known as the Calvert Responsibly Invested Balanced Portfolio of Acacia Capital Corporation.

Code--The Internal Revenue Code of 1986, as amended.

Contract(s)--One (or more) of the group and individual variable accumulation annuity contracts described in this Prospectus.

Contractholder--The entity to which the Insurance Company has issued a TDA or VEC Contract. The Contractholder of a TDA Contract may be an employer, or an association representing employers or employees. The Contractholder of a VEC Contract may be an employer, or the trustee of the Plan adopted by the employer.

Contributions--The amounts contributed from time to time toward the purchase of an annuity under a Contract.

Eligible Spouse--The person to whom a Participant is legally married at the earlier of the Participant's (a) Annuity Commencement Date or (b) date of death.

Fidelity Portfolios--The Fidelity VIP Equity-Income Portfolio and the Fidelity VIP II Contrafund and Asset Manager Portfolios.

Fidelity VIP Equity-Income Portfolio--The Equity-Income Portfolio of Variable Insurance Products Fund.

Fidelity VIP II Contrafund and Asset Manager Portfolios--The Contrafund Portfolio and Asset Manager Portfolio of the Variable Insurance Products Fund II.

Fund--According to the context, one of the sixteen subaccounts of the Separate Account or one of the eight investment portfolios of the Investment Company.

General Account--All of the assets of the Insurance Company that are not in a separate account, but rather are held as part of its general assets.

Insurance Company--Mutual of America Life Insurance Company.

Investment Alternatives--The General Account and the sixteen distinct Funds comprising the Separate Account, namely, the Funds which invest in the Money Market, All America, Equity Index, Bond, Short-Term Bond, Mid-Term Bond, Composite and Aggressive Equity Funds of the Investment Company, in the three Fidelity Portfolios, in the three Scudder Portfolios, in American Century VP Capital Appreciation Fund and in the Calvert Social Balanced Portfolio (formerly called the Calvert

Responsibly Invested Balanced Portfolio). Under the Contracts, a Participant may allocate Contributions among all of the Investment Alternatives.

Investment Company--Mutual of America Investment Corporation.

Participant--Under TDA and VEC Contracts, an employee or former employee participating in a Plan and for whom Contributions have been or are being made toward the purchase of an annuity. Under an IRA Contract, the individual, and under an FPA Contract, the individual or employer, to whom the Contract is issued.

Participant's Account Balance (or Account Balance)--The sum of the dollar values of the Accumulation Units credited to a Participant in the Separate Account and the value of amounts accumulated for the benefit of that Participant in the General Account.

Plan--A retirement plan under which benefits are to be provided pursuant to one of the Contracts described herein.

Plan Year--For TDA Contracts, the twelve-month period beginning each January 1; for VEC Contracts, the twelve-month period defined in a Plan.

Portfolio Companies--The Investment Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Scudder Variable Life Investment Fund, American Century Variable Portfolios, Inc. and Calvert Variable Series, Inc.

Scudder Portfolios--The following three portfolios of Scudder Variable Life Investment Fund, namely, the Scudder Capital Growth Portfolio, the Scudder Bond Portfolio and the Scudder International Portfolio.

Separate Account--Mutual of America Separate Account No. 2, a separate investment account established by the Insurance Company to receive and invest Contributions made under variable accumulation annuity contracts and other variable contracts. The Separate Account is set aside and kept separate from the other assets of the Insurance Company.

Valuation Day--Each day that the New York Stock Exchange is open for business.

Valuation Period--The period beginning on the close of business of each Valuation Day and ending on the close of business on the next Valuation Day.

                                    SUMMARY

The Following Summary Of Prospectus Information Should Be Read In Conjunction With The Detailed Information Appearing Elsewhere In This Prospectus.

CONTRACTS OFFERED

The group and individual variable accumulation annuity contracts offered by this Prospectus are issued by the Insurance Company and designed to aid in retirement and long-term financial planning. The Contracts provide for the accumulation of Contributions on a completely variable basis, a completely fixed basis or a combination variable and fixed basis. Annuity Payments under the Contracts will be made on a fixed basis only.

The four types of contracts described herein are summarized below:

1. Tax Deferred Annuity Contract ("TDA Contract"). A group contract designed for use in connection with annuity purchase plans adopted pursuant to Section 403(b) of the Code by certain organizations that qualify for tax-exempt status under Section 501(c)(3) of the Code or are eligible public schools or colleges. TDA Contracts are issued to Contractholders, which typically are such tax-exempt organizations or an association representing such organization or its employees. Contributions ordinarily are made through voluntary salary reduction arrangements. Participants under TDA Contracts may obtain certain Federal income tax benefits provided under Section 403(b) of the Code (see "Federal Tax Matters").

2. Voluntary Employee Contribution Contract ("VEC Contract"). A group contract designed to provide annuity benefits to employees participating in a retirement plan qualified for special Federal income tax treatment under Sections 401(a) and 403(a) of the Code for Contributions prior to January 1, 1987 or transfers thereafter. VEC Contracts are issued to Contractholders, which typically are employers or the trustees or administrators of their retirement plans (see "Federal Tax Matters").

3. Individual Retirement Annuity Contract ("IRA Contract"). A contract designed for use in connection with individual retirement arrangements that qualify for favorable Federal income tax treatment under Sections 219, 408 and 408A of the Code, which permit Contributions to be made by a Participant for the purpose of providing retirement income. An IRA Contract, including a spousal IRA, that is purchased by an individual directly from the Insurance Company must be designated as a regular IRA Contract (a "Regular IRA") or a Roth IRA Contract (a "Roth IRA"). An IRA Contract may also be issued in connection with a Simplified Employee Pension ("SEP") as defined in Section 408(k) of the Code or in connection with a Savings Incentive Match Plan for Employees ("SIMPLE") if the employer has established such a plan. (Such IRA Contracts may be referred to in this prospectus as "SEP IRAs" or "SIMPLE IRAs" and other IRAs as "Regular IRAs.") Under a SEP, contributions are made by employers to the IRA contracts of individual employees. Under a SIMPLE, a Participant may make contributions through a salary reduction agreement with the Participant's employer, and an employer may contribute amounts on behalf of a Participant. Federal tax on some or all those amounts may be deferred (or excluded from income in connection with a SIMPLE) until Annuity Payments commence (see "Federal Tax Matters").

4. Flexible Premium Annuity Contract ("FPA Contract"). A contract designed to provide Annuity Payments that begin at a future date to an individual, or as a depository for employer deferred compensation obligations. The FPA Contract may be used in connection with retirement arrangements whether or not they qualify for special tax treatment under the Code (see "Federal Tax Matters").

CONTRIBUTIONS

In general, Contributions under the Contracts may be made in whatever amounts and at whatever frequency is desired by Participants. The minimum Contribution that may be made under each of the Contracts, except TDA Contracts, is the minimum set from time to time by the Insurance Company, currently $10. However, there is no minimum employer contribution for an IRA issued in connection with a SEP or for employer or Participant contributions for an IRA issued in connection with a SIMPLE. Salary reduction contributions under TDAs will be permitted if the total annual contribution is $200 or more. The maximum annual Contributions under TDA, VEC and IRA Contracts are those amounts permitted under the Code for Plans or arrangements funded by those Contracts (see "The Group and Individual Annuity Contracts--Payment of Contributions" and "Federal Tax Matters").

Under IRA and FPA Contracts, the Insurance Company may, in its sole discretion, terminate the Contract and return amounts accumulated thereunder to the Participant if prior to the Annuity Commencement Date no Contributions have been made for three consecutive years and the Participant's Account Balance is less than $500 in the case of FPA Contracts and either $2,000 or the amount necessary to provide monthly Annuity Payments of at least $20 under the form of annuity selected by the Participant in the case of IRA Contracts. The Insurance Company may not, on that basis, terminate the Contract of an IRA or FPA Participant who has not attained the age of 59 1/2.

Participants under the Contracts may allocate Contributions made on their behalf among the Investment Alternatives provided in the Contracts, which include the General Account and the sixteen distinct Funds of the Separate Account.

This Prospectus is intended as a disclosure document for the variable portion of the Contracts only. See "The General Account" for a brief summary of the fixed portion of the Contracts.

THE SEPARATE ACCOUNT

Contributions made pursuant to the Contracts and allocated on a variable basis are deposited in the Separate Account. The Separate Account is divided into sixteen Funds, or sub-accounts, each one of which corresponds to one of the eight Funds of the Investment Company, or one of the Fidelity Portfolios, or one of the three Scudder Portfolios, or the American Century VP Capital Appreciation Fund or the Calvert Social Balanced Portfolio, in which Separate Account assets are invested. The objective of the variable accumulation aspect of the Contracts is to provide a return on amounts contributed that will reflect the investment experience of the chosen Funds. The value of the Contributions accumulated for a Participant in the Separate Account prior to the Annuity Commencement Date will vary with the investment experience of the chosen Funds.

THE INVESTMENT ALTERNATIVES

The Investment Alternatives to which Contributions may be allocated are the General Account and the sixteen Funds of the Separate Account, which invest in the eight separate investment funds of Mutual of America Investment
Corporation: the Money Market Fund, which invests in money market instruments and other short-term debt securities; the All America Fund, which invests approximately 60% of its assets in publicly traded common stocks in the same manner as the Equity Index Fund (see below) and approximately 40% of its assets in other publicly traded common stocks; the Aggressive Equity Fund, which also invests in publicly traded common stocks; the Bond Fund, which invests in publicly traded debt securities; the Short-Term Bond Fund which invests in publicly traded debt securities which will produce a portfolio with an average maturity of one to three years; the Mid-Term Bond Fund which invests in publicly traded debt securities which will produce a portfolio with an average maturity of three to seven years; the Composite Fund, which invests in all of the above types of investments; and the Equity Index Fund which invests in publicly traded common stocks comparable to the Standard &

Poor's Composite Index of 500 Stocks* (the "S&P 500 Index"); the Fidelity VIP Equity-Income Portfolio, which invests primary in income-producing equity securities; the Fidelity VIP II Contrafund Portfolio, which invests mainly in securities of companies that are undervalued or out-of-favor; and Fidelity VIP II Asset Manager, which allocates its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments; the following three portfolios of Scudder Variable Life Investment Fund (collectively, the "Scudder Portfolios"): the Scudder Capital Growth Portfolio, which invests primarily in publicly traded equity securities; the Scudder Bond Portfolio, which invests primarily in publicly traded debt securities; and the Scudder International Portfolio, which invests primarily in marketable foreign equity securities; in the American Century VP Capital Appreciation Fund of American Century Variable Portfolios, Inc., which invests primarily in publicly traded common stocks; and in the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., which invests in stocks, bonds and money market instruments selected with a concern for the social impact of each investment. (See "Investments of the Separate Account.")

REINVESTMENT

Distributions of the Portfolio Companies to the Separate Account are automatically reinvested in additional Portfolio Company shares at net asset value.

CHARGES

Certain charges will be deducted in connection with the operation of the Contracts and the Separate Account.

Administrative Charges. The Insurance Company will make a deduction each Valuation Day from the net assets of each Fund of the Separate Account for administrative expenses at an annual rate of .40%, except that in the case of the Fund of the Separate Account which invests in the American Century VP Capital Appreciation Fund, the annual rate shall be .20% (the Fund's investment adviser reimburses the Insurance Company at an annual rate of up to
 .20% for administrative expenses), and in the case of the Separate Account Funds that invest in the Fidelity Portfolios, the annual rate shall be approximately .30% (the transfer agent and distributor for the Fidelity Portfolios reimburse the Insurance Company at an aggregate annual rate of
 .10%, paid quarterly in arrears, for administrative expenses). An additional deduction for administrative expenses of $2.00 per month will also be made with respect to each Participant under a Contract except that such charge shall not exceed 1/12 of 1% of the Account Value in any month. Such amount will be deducted from the net assets, if any, in the Participant's Account which have been allocated to the General Account. If no net assets have been allocated to such Account, such amount will be deducted from the net assets which have been allocated to one or more Funds of the Separate Account, in the following order: (a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund, (c) Investment Company Mid-Term Bond Fund, (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP II Asset Manager Fund, (h) Calvert Social Balanced Portfolio, (i) Fidelity VIP Equity-Income Fund, (j) Investment Company All America Fund, (k) Investment Company Equity Index Fund, (l) Fidelity VIP II Contra Fund, (m) Investment Company Aggressive Equity Fund,
(n) Scudder Capital Growth Fund, (o) Scudder International Fund, and (p) American Century VP Capital Appreciation Fund. The Employer may elect to pay the additional deduction in which case there would be no deduction from a Participant's Account. These daily and monthly charges may increase or decrease during the life of the Contract, but may not exceed costs (see "Charges--Administrative Charges").

Distribution Expense Charge. The Insurance Company will make a deduction each Valuation Day from the net assets of each Fund of the Separate Account for expenses associated with the distribution of the Contracts at an annual rate of .35% (see "Charges--Distribution Expense Charge").

Mortality and Expense Risk Charge. For assuming certain mortality risks under the Contracts, the Insurance Company will make a deduction each Valuation Day at an annual rate of .35% of the net assets of each Fund of the Separate Account. The Mortality Risk Charge is guaranteed not to increase during the life of the Contract. For assuming certain Expense Risks under the Contracts with respect to expenses it expects to incur over the life of the Contracts, the Insurance Company will make a deduction each Valuation Day at an annual rate of .15% of the net assets of each Fund of the Separate Account (see "Charges--Mortality and Expense Risk Charge").

Portfolio Company Expenses. The value of the assets in the Separate Account will reflect the value of the Portfolio Companies in which such assets are invested, and therefore the fees and expenses paid by the Investment Company, the
-------
* "Standard & Poor's 500," "S&P" and "S&P 500" are trademarks of Standard & Poor's Corporation. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. Refer to the Mutual of America Investment Corporation Prospectus for a complete description of the disclaimers and limitations relating to Standard & Poor's Corporation.

Fidelity Portfolios, the Scudder Portfolios, American Century VP Capital Appreciation Fund or Calvert Social Balanced Portfolio, as the case may be. A complete description of the expenses and deductions from the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and Calvert Social Balanced Fund is found in their respective prospectuses attached to this Prospectus.

TRANSFERS AND WITHDRAWALS

Generally, at any time prior to the Annuity Commencement Date, a Participant under the Contracts may transfer any or all of the Participant's Account Balance from the Separate Account to the General Account, or from the General Account to the Separate Account, or among the Funds of the Separate Account. (See "Transfers Among Investment Alternatives" and "The General Account.") In addition, a Participant may (unless, under a TDA or VEC Contract, a Plan provides otherwise) withdraw all or a portion of the Participant's Account Balance at any time prior to the Annuity Commencement Date. (See "Withdrawals" and "The General Account.") Transfers or withdrawals from the General Account may be restricted in the event a Participant has obtained a loan under the TDA or VEC plan or arrangement and such loan is secured by all or a portion of the Participant's interest in the General Account (see "Loans"). No withdrawals are permitted after the Annuity Commencement Date. The Insurance Company may take up to seven days following receipt of a Participant's withdrawal request to process the request and mail a check to the Participant.

No charge is currently assessed for transfers or withdrawals made under the Contracts. The Insurance Company reserves the right, however, to impose a charge for transfers or withdrawals in the future. Certain withdrawals may be subject to a tax penalty, and withdrawals of certain salary reduction contributions and the earnings thereon from a TDA are subject to certain restrictions (see "Withdrawals" and "Federal Tax Matters").

CANCELLATION RIGHT

An IRA or FPA Contract or a TDA Certificate may be surrendered for cancellation within ten days after receipt. The Insurance Company will refund all Contributions allocated to the General Account without deductions plus the value on the date of surrender of all Contributions allocated to the Separate Account. Several states, however, require that all Contributions be refunded without deductions. You should consult the Contract for applicable provisions.

CONTACTING THE INSURANCE COMPANY

All written requests and notices required by the Contracts, and any questions or inquiries, should be addressed to:

                   Mutual of America Life Insurance Company
                                Eldon Wonacott
                             Senior Vice President
                                320 Park Avenue
                           New York, New York 10022

or to your appropriate Regional Office. You can check the address for your Regional Office by calling 1-800-468-3785.

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY

The Insurance Company is a mutual life insurance company organized under the laws of the State of New York. It is authorized to transact business in 50 states and the District of Columbia. The address of the Insurance Company's home office is 320 Park Avenue, New York, New York 10022.

The Insurance Company was incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 the Insurance Company reorganized as a mutual life insurance company. As a result of federal tax legislation, effective January 1, 1998 the Insurance Company's pension operations became subject to corporate income tax.

The Insurance Company provides group and individual annuities and related services for the pension, retirement and long-range savings needs of non-profit, social welfare, charitable, religious, educational and government organizations and their employees. The Insurance Company invests the assets it derives from its business in the manner permitted under applicable state law. As of December 31, 1997, the Insurance Company had total assets, on a consolidated basis, of approximately $9.5 billion. The Insurance Company is registered as a broker-dealer under the Securities Exchange Act of 1934, and also is registered as an investment adviser under the Investment Advisers Act of 1940.

The Insurance Company's operations as a life insurance company are reviewed periodically by various independent rating agencies such as A.M. Best & Company, Standard and Poor's Insurance Rating Service, Moody's Investor Services and

Duff & Phelps Credit Rating Company. Such agencies publish their ratings. From time to time the Insurance Company reprints and distributes these rating reports, in whole or in part or summaries of them, to be given to the public. The ratings concern the Insurance Company's operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

                             THE SEPARATE ACCOUNT

The Separate Account was established pursuant to a resolution adopted by the Board of Directors of the Insurance Company on September 22, 1983. The Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the Commission does not involve supervision of management or investment practices or policies of the Separate Account or the Insurance Company by the Commission.

The Separate Account is divided into sixteen distinct Funds corresponding to the funds, portfolios or series of the Portfolio Companies in which the assets in such Funds are invested. The assets of the Separate Account are the property of the Insurance Company. The Separate Account assets attributable to the Contracts and to other annuity contracts funded by the Separate Account are not chargeable with liabilities arising out of any other business the Insurance Company may conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to or charged against the net assets held in that Fund, without regard to the income, capital gains and capital losses arising out of the business conducted by any of the other Funds of the Separate Account or out of any other business that the Insurance Company may conduct.

The Insurance Company does not guarantee the investment performance of the Separate Account as a whole, or any of the Funds. The amount credited to a Participant in the Separate Account, and thus the amount available to provide annuity benefits, will depend upon the value of the assets held in the Fund(s) of the Separate Account selected by the Participant. Accordingly, the Participant bears the full investment risk for all amounts allocated to the Separate Account.

The Separate Account and the Insurance Company are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State in which it is licensed to do business.

                      INVESTMENTS OF THE SEPARATE ACCOUNT

Contributions will be allocated among one or more Funds of the Separate Account for investment at net asset value in shares of the Funds of the Investment Company, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund, or the Calvert Social Balanced Portfolio, selected by the Participant. A summary of investment objectives of the Portfolio Companies invested in by the Funds of the Separate Account follows. More detailed information, including risks, charges and expenses, may be found in the current prospectuses for Mutual of America Investment Corporation, the Fidelity Portfolios, Scudder Variable Life Investment Fund, American Century VP Capital Appreciation Fund and the Calvert Social Balanced Portfolio, which are attached to this Prospectus. Each applicable prospectus should be read for a complete evaluation of the Investment Alternatives. Shares of the Portfolio Companies are sold to the separate accounts of insurance companies and are not offered for sale to the general public. Investments in the Money Market Fund and in the other Portfolio Companies are neither insured nor guaranteed by the U.S. Government.

MONEY MARKET FUND OF THE INVESTMENT COMPANY

The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Money Market Fund invests only in money market instruments and other short-term debt securities.

ALL AMERICA FUND OF THE INVESTMENT COMPANY

The investment objective of the All America Fund is to outperform the S&P 500 Index. The objective for approximately 60% of the assets of the All America Fund (the "Indexed Assets") is to provide investment results that to the extent practical correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The Indexed Assets will be invested in the same manner as the Equity Index Fund.

The investment objective for the remaining approximately 40% of the assets (the "Active Assets") is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments. The Active Assets are invested by three subadvisers and Mutual of America Capital Management Corporation

(the "Adviser"). The Adviser allocates the Active Assets to maintain, to the extent practicable under current market conditions, approximately equal amounts among the subadvisers and the Adviser. See "Charges--Portfolio Company Expenses".

EQUITY INDEX FUND OF THE INVESTMENT COMPANY

The investment objective of the Equity Index Fund is to provide investment results to the extent practical that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates. The Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Short-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Short-Term Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates which will produce a portfolio with an average maturity of one to three years. The Short-Term Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Short-Term Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

MID-TERM BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Mid-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Mid-Term Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates which will produce a portfolio with an average maturity of three to seven years. The Mid-Term Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Mid-Term Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

COMPOSITE FUND OF THE INVESTMENT COMPANY

The investment objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, publicly-traded debt securities and money market instruments. The Fund will seek to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY

The Aggressive Equity Fund will be divided by the Adviser into two segments so as to utilize two investment styles.

The investment objective for approximately 50% of the assets of the Fund (the "Aggressive Growth Portfolio") is to achieve capital appreciation by investing in companies believed to possess above-average growth potential. Growth can be in the areas of earnings or gross sales which can be measured in either dollars or in unit volume. Growth potential is often sought in smaller, less well-known companies in new and emerging areas of the economy, but may also be found in large companies in mature or declining industries that have been revitalized and hold a strong industry or market position. See "Charges-- Portfolio Company Expenses".

The investment objective for the other approximately 50% of the assets of the Fund (the "Aggressive Value Portfolio") is to achieve capital appreciation by investing in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Index.

FIDELITY VIP II CONTRAFUND PORTFOLIO

Contrafund Portfolio is a growth fund. It seeks to increase the value of an investment in the Portfolio over the long-term by investing mainly in securities of companies that are undervalued or out-of-favor. These securities may be issued by domestic or foreign companies and many may not be well known. The Portfolio usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VIP II ASSET MANAGER PORTFOLIO

Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments. The Portfolio's adviser will normally allocate the Portfolio's assets among the three asset classes within the following investment parameters: 0-50% in short-term/money market instruments; 20-60% in bonds; and 30-70% in stocks. The expected "neutral mix", which the Portfolio's adviser would expect over the long-term, is 10% in short-term/money market instruments, 40% in bonds and 50% in stocks.

SCUDDER CAPITAL GROWTH PORTFOLIO

The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. It is impossible to accurately predict how long such alternate strategies may be utilized.

SCUDDER BOND PORTFOLIO

The Scudder Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or if unrated, in bonds judged by the Portfolio's adviser to be of comparable quality at the time of purchase. The Portfolio may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Portfolio's adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

SCUDDER INTERNATIONAL PORTFOLIO

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in equity securities of established companies which do business primarily outside the United States and which are listed on foreign exchanges. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities. The Portfolio has no present intention of altering its general policy of being primarily invested under normal conditions in foreign securities. However, in the event of exceptional conditions abroad, the Portfolio may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. It is impossible to accurately predict how long such alternate strategies may be utilized.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

The American Century VP Capital Appreciation Fund seeks capital growth by investing primarily in common stocks (including securities convertible into common stock) and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's manager, better-than-average prospects for appreciation. It may purchase securities only of companies that have a record of at least three years' continuous operation. All securities must be listed on major stock exchanges or traded over-the-counter. Prior to May 1, 1997, this Fund was known as the TCI Growth Fund.

CALVERT SOCIAL BALANCED PORTFOLIO

Calvert Social Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed non-diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Portfolio. This Fund was called the Calvert Responsibly Invested Balanced Portfolio prior to January 1, 1998.

SHARED FUND ARRANGEMENTS

Shares of the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Social Balanced Portfolio (together, the "Shared Funds") currently are available to the separate accounts of a number of insurance companies. The Board of Directors of each Shared Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, should be taken in response. If the Insurance Company believes that a Shared Fund's response to any of those events insufficiently protects Contractholders, it will take appropriate action. If any material irreconcilable conflict arises, the Investment Alternatives may be modified or reduced. See "Charter-- FMR and its Affiliates" in the Fidelity Portfolios prospectus, "Investment Concept of the Fund" in the Scudder Variable Life Investment Fund prospectus, "Shareholders of American Century Variable Portfolios, Inc." in the American Century VP Capital Appreciation Fund prospectus and "Purchase and Redemption of Shares" in the Calvert Social Balanced Portfolio prospectus for a further discussion of the risks associated with the offering of Shared Fund shares to the Separate Account and the separate accounts of other insurance companies.

                                    CHARGES

The value of Accumulation Units reflects a deduction on each Valuation Day for administrative and distribution expenses, and the mortality and expense risk assumed by the Insurance Company. The following charges will be deducted on a daily basis (based on annual rates) in determining the Accumulation Unit value for each of the Funds of the Separate Account.

ADMINISTRATIVE CHARGES

The Insurance Company performs all administrative functions in connection with the Contracts, including receiving and allocating Contributions in accordance with the Contracts, making Annuity Payments as they become due, and preparing and filing all reports required to be filed by the Separate Account. Expenses incurred by the Insurance Company in connection with its administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other outside professional services, and costs associated with determining the net asset value of the Separate Account.

The Insurance Company will make a deduction each Valuation Day from the value of the net assets in each Fund of the Separate Account for administrative expenses (the provisions of the Contracts include the amount of this charge with the Distribution Expense Charge, described below) at an annual rate of
 .40%, except that in the case of the Fund of the Separate Account which invests in the American Century VP Capital Appreciation Fund, the annual rate shall be .20% (the Fund's investment adviser reimburses the Insurance Company at an additional annual rate of up to .20% for administrative expenses) and in the case of the Funds that invest in the Fidelity Portfolios, the annual rate shall be approximately .30% (the transfer agent and distributor for the Fidelity Portfolios reimburse the Insurance Company at an aggregate annual rate of .10%, paid quarterly in arrears, for administrative expenses). An additional deduction for administrative expenses of $2.00 will be made on the next to last Valuation Day of the month, or on another Valuation Day on or about that time that is administratively convenient, from each Participant's Account except that such charge shall not exceed 1/12 of 1% of the Account Value in any month. Such amount will be deducted from the net assets, if any, in the Participant's Account which have been allocated to the General Account. If no net assets have been allocated to such Account, such amount will be deducted from the net assets which have been allocated to one or more Funds of the Separate Account in the following order: (a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund, (c) Investment Company Mid-Term Bond Fund, (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP II Asset Manager Fund, (h) Calvert Social Balanced Fund, (i) Fidelity VIP Equity-Income Fund,
(j) Investment Company All America Fund, (k) Investment Company Equity Index Fund, (l) Fidelity VIP II Contra Fund, (m) Investment Company Aggressive Equity Fund, (n) Scudder Capital Growth Fund, (o) Scudder International Fund, and (p) American Century VP Capital Appreciation Fund. The Employer may elect to pay the additional amount in which case there would be no deduction from a Participant's Account. THE INSURANCE COMPANY MAY INCREASE OR DECREASE THESE DAILY AND MONTHLY CHARGES DURING THE LIFE OF THE CONTRACT, BUT THESE CHARGES MAY NOT EXCEED COSTS.

DISTRIBUTION EXPENSE CHARGE

As principal underwriter, the Insurance Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of registered representatives of the Insurance Company attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

The Insurance Company will make a deduction each Valuation Day from the value of the net assets in each Fund of the Separate Account at an annual rate of
 .35% to cover anticipated distribution expenses, not to exceed, with respect to any Participant, 9% of the total Contributions.

MORTALITY AND EXPENSE RISK CHARGE

The Insurance Company assumes certain mortality and expense risks under the Contracts. The mortality risks arise from the Insurance Company's guarantees in the Contracts to make Annuity Payments in certain instances in accordance with annuity tables provided in the Contracts, regardless of how long a Participant lives and regardless of any improvement in life expectancy generally. Thus, the Insurance Company assumes the risk that Participants, as a class, may live longer than has been actuarially estimated, so that payments will continue for longer than had been anticipated. This assumption of risk by the Insurance Company relieves Participants of the risk that they will outlive the funds that have been accumulated for their retirement.

For assuming the mortality risks associated with the Contracts, the Insurance Company will, each Valuation Day, make a deduction at an annual rate of .35% of the value of the net assets in each Fund. This charge will apply with respect to a Participant during the Accumulation Period. The Insurance Company guarantees that the mortality risk charge will not increase during the life of a Contract.

The Insurance Company assumes certain expense risks under the Contracts. The expense risks arise from the Insurance Company's guarantees in the Contracts to make Annuity Payments in certain instances in accordance with annuity tables provided in the Contracts, regardless of whether its estimates of expenses it expects to incur, over the lengthy period that Annuity payments may be made will turn out to be correct. Thus, the Insurance Company assumes the risk that expenses will be higher than estimated.

For assuming the expense risks associated with the Contracts, the Insurance Company will, each Valuation Day, make a deduction at an annual rate of .15% of the value of the net assets in each Fund. This charge will apply with respect to a Participant during the Accumulation Period.

PORTFOLIO COMPANY EXPENSES

The value of the assets in the Separate Account will reflect the value of the shares of the Portfolio Companies in which such assets are invested, and therefore will take into account the fees and expenses paid by the Investment Company, Fidelity Portfolios, Scudder Portfolios, American Century VP Capital Appreciation Fund or Calvert Social Balanced Portfolio, as the case may be.

Each Fund of the Investment Company receives investment advice from Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of the Insurance Company. The Adviser receives from each such Fund a fee calculated as a daily charge at the annual rate of .25% of the value of the net assets in the Money Market Fund; .125% of the value of the net assets in the Equity Index Fund; .50% of the value of the net assets in the All America, Bond, Short-Term Bond, Mid-Term Bond and Composite Funds; and
 .85% of the value of the net assets in the Aggressive Equity Fund of the Investment Company. For 1997, the Adviser paid all of the expenses of the Investment Company Funds other than advisory fees, brokers' commissions, transfer taxes and other fees relating to portfolio transactions. The Adviser limits the Investment Company Funds' expenses in this manner. See "The Funds' Expenses" in the Investment Company prospectus.

The Adviser, with respect to three-quarters of the Active Assets of the All America Fund, has entered into subadvisory agreements (each a "Subadvisory Agreement") with three professional advisers: Palley-Needelman Asset Management, Inc. ("Palley-Needelman"); Oak Associates, Ltd. ("Oak Associates") and Fred Alger Management, Inc. ("Alger Management"). The Adviser at its own expense will pay to the Subadvisers an amount calculated as a daily charge at the following annual rates: Palley-Needelman, .30%; Oak Associates, .30%; and Alger Management, .45%; of the value of the net assets for which each Subadviser is providing investment advisory services.

Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Contrafund Portfolio and Fidelity VIP II Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company ("FMR"). FMR receives from each Portfolio a fee, calculated as a daily charge and payable monthly, that is a sum of two components multiplied by average net assets. The components are a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR, which cannot exceed .52% and declines as assets rise, and an individual fund fee rate. The effective group fee rate as of December 31, 1997 was .30%, and the individual fund fee rates for the Equity-Income, Contrafund and Asset Manager of Portfolios are .20%, .30% and .25%, respectively. In the case of the Funds that invest in the Fidelity Portfolios, the annual rate charged for administration services is approximately .30%. Fidelity Investments Institutional Operations Company, Inc., the transfer agent for the Fidelity Portfolios, reimburses the Insurance Company at an annual rate of .04%, and Fidelity Distributors Corporation, directly or through Fidelity Management & Research Company, pays compensation for distribution expenses at an annual rate of .06%, each quarterly in arrears. The reimbursement at the rate of .04% is limited to a maximum for any calendar quarter of $1,000,000 payable to the Insurance Company and its wholly-owned subsidiary, The American Life Insurance Company of New York ("American Life"). The quarterly reimbursement at the rate of .06% will be made so long as the aggregate amount of the investment by the separate accounts of the Insurance Company and American Life in the Fidelity Portfolios during the quarter equals at least $100 million in average net assets. The Insurance Company will reduce the administrative charge for the Separate Account Funds that invest in the Fidelity Portfolios to the extent the Insurance Company receives a reimbursement for expenses for such Funds.

Each Scudder Portfolio receives investment advice from Scudder, Kemper Investments, Inc., and Scudder, Kemper Investments, Inc. receives from each such Scudder Portfolio a fee calculated as a daily charge at the annual rate of .475% of the average net assets in the Scudder Bond Portfolio, .475% of average net assets for the first $500,000,000 and .450% for over $500,000,000 in the Scudder Capital Growth Portfolio, and .875% of the average net assets in the Scudder International Portfolio for the first $500,000,000 and .725% for over $500,000,000. Also, there may be deducted from each Scudder Portfolio up to an additional .275% of the value of the assets in the Scudder Capital Growth Portfolio and the Scudder Bond Portfolio, and up to .625% of the value of the assets in the Scudder International Portfolio, for expenses incurred by such Portfolio. Pursuant to a Participation Agreement between Scudder and the Insurance Company, the Insurance Company will make a capital contribution to the Scudder Portfolios in the amount of its pro rata portion, allocated among insurance companies that purchase shares of the portfolios, of the expenses of the Capital Growth and Bond Portfolios which exceed .75% of their average net assets, and, for the International Portfolio, which exceed 1.5% of its average net assets.

The American Century VP Capital Appreciation Fund receives investment advice from American Century Investment Management, Inc., and American Century Investment Management, Inc. receives from the American Century VP Capital Appreciation Fund a fee calculated as a daily charge at the annual rate of 1.00% of the assets of the American Century VP Capital Appreciation Fund. Many investment companies pay smaller management fees than the aforesaid fee paid by the American Century VP Capital Appreciation Fund to American Century Investment Management, Inc. However, American Century Variable Portfolios, Inc. has stated in the prospectus for the American Century VP Capital Appreciation Fund, which is attached to this Prospectus, that most, if not all, of such companies also pay, in addition, certain of their own expenses, while all American Century VP Capital Appreciation Fund's expenses except brokerage, taxes, interest, fees and expenses of non-interested directors (including counsel fees) and extraordinary expenses are paid by American Century Investment Management, Inc.

Pursuant to the Fund Participation Agreement among the Insurance Company, American Century Variable Portfolios, Inc. and American Century Investment Management, Inc., American Century Investment Management, Inc. pays the Insurance Company for certain administrative savings resulting from that agreement. Currently, that payment is an amount equal to .20% per annum of the average amount of the Separate Account's investment in American Century VP Capital Appreciation Fund, provided the aggregate amount of the Separate Account's investment and the investments of other separate accounts of the Insurance Company in the American Century VP Capital Appreciation Fund for that month exceeds $10 million. The administrative fees assessed against the Separate Account Fund holding shares of American Century VP Capital Appreciation Fund are reduced by the full amount of such payments to the Insurance Company.

Calvert Social Balanced Portfolio receives investment advice from Calvert Asset Management Company, Inc., and NCM Capital Management Group, Inc. is the Sub-Advisor for the equity portion of the Portfolio. Calvert Asset Management Company, Inc. receives from Calvert Social Balanced Portfolio a monthly base fee, computed on a daily basis at an annual rate of 0.70% (subject to adjustment as described below) of average net assets of the Portfolio. Calvert Asset Management Company, Inc. pays, at its own expense, the fee of the Sub-Advisor. Calvert Asset Management Company, Inc. and the Sub-Advisor may earn (or have their fees reduced by) performance fee adjustments based on the extent to which the Portfolio exceeds or trails the Lipper Balanced Funds Index. The performance adjustment could cause the annual rate to be as high as
 .85% or as low as .55% of average net assets.

A complete description of the fees and expenses paid by the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and Calvert Social Balanced Portfolio is found in their respective prospectuses attached to this Prospectus.

                  THE GROUP AND INDIVIDUAL ANNUITY CONTRACTS

GENERAL

TDA and VEC Contracts. TDA and VEC Contracts are issued by the Insurance Company to Contractholders seeking a funding vehicle for group annuity purchase plans. Any employee of an employer which has adopted a Plan funded by a TDA Contract is eligible to become a Participant under the Contract, as of the effective date of the Contract or the first day of any calendar month thereafter, by making an application to the Insurance Company on its prescribed form. As a result of the Tax Reform Act of 1986, the Insurance Company has amended its VEC Contracts so that no Contributions on or after January 1, 1987 may be made. The VEC Contract may be continued for existing accounts and may be used to accept transfers from other plans or carriers.

IRA Contract. IRA Contracts are issued to eligible individuals who complete the prescribed application, make an initial Contribution of an amount specified by the Insurance Company from time to time, and are accepted for participation by the Insurance Company. The contribution requirement will be waived for IRA contracts issued in connection with a SEP. Employees of organizations qualifying for tax-exempt status under the Code, and their spouses, are eligible to apply for an IRA Contract. To purchase a Roth IRA, an individual must be eligible under the applicable federal adjusted gross income limit. To purchase an IRA issued in connection with a SEP or SIMPLE, an individual must be eligible to participate in a SEP or SIMPLE adopted by the individual's employer.

FPA Contract. FPA Contracts are issued, upon completion of the prescribed application and payment of an initial Contribution of an amount specified by the Insurance Company from time to time, to individuals, their spouses and certain family members now or formerly affiliated with organizations that are tax-exempt under the Code. The Contract may also be issued to such a tax-exempt organization itself, which may use the Contract to accumulate funds for subsequent payment of deferred compensation obligations of the organization. The person to whom an FPA Contract is issued, whether or not such person is the Annuitant, will be the owner of the Contract, and will possess all the rights thereunder. (For example, the employer to whom an FPA Contract is issued for deferred compensation purposes is the owner of the Contract, and entitled to all payments thereunder.)

Cancellation of Contract. A TDA Certificate, IRA Contract or FPA Contract may be surrendered for cancellation within ten days after receipt. The Insurance Company will refund all Contributions allocated to the General Account without deductions plus the value on the date of surrender of all Contributions allocated to the Separate Account. Several states, however, require that all Contributions be refunded without deductions. You should consult the Contract for applicable provisions.

PAYMENT OF CONTRIBUTIONS

TDA Contracts. Contributions ordinarily are made, as elected by Participants, pursuant to salary reduction arrangements. However, a single sum transfer from another group annuity contract funded by the Insurance Company, or from any tax-deferred annuity plan maintained under Section 403(b) of the Code or certain custodial accounts maintained under Section 403(b)(7) of the Code generally will also be acceptable on behalf of a Participant.

The amount of any Contributions with respect to a Participant may not be less than $200 on an annual basis nor greater than any amount permitted under applicable state or Federal law (see "Federal Tax Matters"). No further Contributions may be made on behalf of a Participant who has terminated participation under the Contract nor by a Participant under a TDA Contract that has been discontinued.

VEC Contracts. A Contractholder can remit to the Insurance Company on behalf of a Participant, in a single sum, an amount that arises from a transfer from another voluntary employee contribution plan, or from a contract between a Contractholder and the Insurance Company, or between the Contractholder and another insurance company. Contributions may not be made on behalf of a Participant under a VEC Contract on and after January 1, 1987.

IRA Contracts. For Regular IRA, Roth IRA and SEP IRA Contracts, a Participant may make Contributions directly to the Insurance Company. Under a Regular IRA Contract, a Participant also may make Contributions under a payroll deduction agreement between the Participant and the Participant's employer, in which case the employer forwards to the Insurance Company on behalf of the Participant the amounts deducted from the Participant's salary. For a SIMPLE IRA Contract, a Participant may make Contributions only by salary reduction under the SIMPLE adopted by the Participant's employer.

The maximum amount of a Participant's total Contributions (excluding rollovers) under a Regular IRA, SEP IRA and Roth IRA Contract during a Participant's tax year cannot be greater than $2,000 (or 100% of compensation if less). A single individual with adjusted gross income of $95,000 or less, and a married individual who files a joint tax return with adjusted gross income of $150,000 or less, may contribute up to $2,000 to a Roth IRA. The $2,000 Roth IRA contribution limit phases out between adjusted gross income of $95,000 and $110,000 for a single individual and $150,000 and $160,000 for a married individual filing a joint return. State income tax provisions may vary from the federal rules. See "Federal Tax Matters--Obtaining Tax Advice."

A Participant may make Contributions to a SIMPLE IRA of up to $6,000 per year (or 100% of compensation if less). The $6,000 limit will be adjusted for cost-of-living increases in the future. If an individual has more than one employer, the maximum amount that an employee may contribute under a SIMPLE IRA and other salary reduction arrangements in any year is $10,000 for 1998 (to be adjusted for cost-of-living increases in the future). The employee's contributions are made through a salary reduction agreement with the employer that the employee may terminate at any time.

Employer contributions are limited by the Code for both SEP IRAs and SIMPLE IRAs. Under a SEP, an employer can contribute to the employee's SEP IRA an amount up to 15% of the employee's compensation (with compensation limited to $160,000), but not more than $30,000. These limits may be reduced, however, by contributions that the employer makes to other tax-qualified plans for the Participant. Under a SIMPLE, an employer generally must match an employee's contribution in an amount equal to 3% of the employee's compensation, but the employer may lower the percentage to as low as 1% for two years out of a five year period. Instead of making a matching Contribution, the employer may make a "nonelective contribution" to each SIMPLE IRA under the plan. The amount of the nonelective contribution is equal to 2% of compensation for each eligible employee, whether or not the employee has made Contributions during the year. The maximum amount of compensation considered for each employee in this calculation is $160,000 for 1998 (to be adjusted for cost-of-living increases in the future). An employer must notify its employees of an election to reduce the percentage of the employer's matching Contributions or to make a nonelective contribution instead of matching contributions for the coming year.

A Participant may not make any Contributions to a Regular IRA or SEP IRA Contract beginning in the tax year the Participant reaches age 70 1/2, but a Policyowner at any age may make Contributions to a Roth IRA, provided the Policyowner has earned income and is eligible based on his or her adjusted gross income. An individual may purchase an IRA Contract, or a Participant may use an existing IRA Contract, to receive "roll over" Contributions from certain other plans, as described below, even after age 70 1/2. In addition, an employer may make contributions for its employee under a SEP IRA or a SIMPLE IRA, and an employee may contribute to a SIMPLE IRA, after the employee has attained age 70 1/2.

A Participant may make Contributions to an IRA Contract (other than a SIMPLE
IRA) by "roll over" from certain other pension or retirement arrangements that qualify for favorable tax treatment under the Code. Generally, amounts that a Participant rolls over will not be subject to the limitations on the amount of Contributions during a tax year, except for the portion that represents Contributions made for the same tax year as the roll-over. Qualified plans and arrangements include other IRA contracts, SEP IRAs and SIMPLE IRAs, tax-sheltered annuities under Code Section 403(b), and pension and profit-sharing plans, including 401(k) plans, under Code Section 401(a). Not all distributions from these plans and arrangements may be rolled over to an IRA Contract, and the tax implications of rolling over distributions may vary depending on federal tax rules that apply to the plan or arrangement. See "Obtaining Tax Advice". An individual can roll over a Regular IRA to a Roth IRA Contract, provided the individual's adjusted gross income is $100,000 or less. Distributions from an employer-sponsored plan may not be transferred directly to a Roth IRA, but such distributions can be rolled over first to a Regular IRA and subsequently to a Roth IRA. Amounts rolled over from a Regular IRA to a Roth IRA are includable in the Policyowner's income (excluding "after-tax" Contributions), but there is no early withdrawal penalty applied to the taxable amount. If a Policyowner converts a Regular IRA to a Roth IRA during 1998, the Policyowner may include one-fourth of the resulting taxable income in each of the 1998, 1999, 2000 and 2001 tax years for federal income tax purposes. For purposes of qualifying for tax-free distributions from a Roth IRA, the Policyowner is subject to a separate five-year holding period for amounts attributable in any year to conversion to a Roth IRA. Individuals considering converting a Regular IRA to a Roth IRA should consider various issues, including state and local tax consequences. See "Federal Tax Matters-- Obtaining Tax Advice." A Participant may roll over amounts to a SIMPLE IRA only from another SIMPLE IRA.

FPA Contract. Contributions are made by a Participant directly to the Insurance Company or by the Participant's employer under a salary deduction agreement, at whatever intervals and in whatever amounts are desired, except that the amount of any Contribution may not be less than the minimum set by the Insurance Company, currently $10. If prior to the Annuity Commencement Date no Contributions are made by a Participant for three consecutive years, the Participant's Account Balance is less than $500, and the Participant has attained age 59 1/2, the Insurance Company may, in its sole discretion, return the Participant's Account Balance and terminate the Contract.

Acceptance of Initial Contributions. If an initial Contribution is received together with a completed application and other necessary information, it will be accepted within two business days of receipt. If the application is not duly completed, the Insurance Company will retain the Contribution for up to five business days while attempting to obtain the information necessary to complete the application; the Contribution will then be accepted within two business days of receipt of the completed application. If a completed application is not received within five business days, however, the Insurance Company will return the Contribution at the end of that period, unless the individual applicant (under an FPA or IRA Contract where Contributions are remitted directly by the Participant), Contractholder (under TDA or VEC Contracts), or employer (under an IRA Contract where Contributions are remitted by the Participant's employer) consents to the Insurance Company holding the Contribution until additional information is provided.

Limitation on Deferrals. FPA Contracts used as a depository for employee deferred compensation obligations in connection with such obligations which come into existence after August 16, 1986 and which are not "eligible" deferred compensation plans as defined in Section 457(b) of the Code, are subject to the provisions of Section 457(f), including substantial risk of forfeiture.

ALLOCATIONS OF CONTRIBUTIONS

Contributions under the Contract may be allocated in whole or in part among the General Account and the sixteen Funds of the Separate Account. Contributions will be allocated on the basis of a request made to the Insurance Company and currently on file at its home office (see "General Matters--Contacting the Insurance Company"). A Participant's request for allocation will specify the percentage, in any whole percentage from 0% to 100%, of each Contribution to be allocated to each of the Investment Alternatives. The request for allocation of Contributions among the Investment Alternatives may be changed from time to time, and amounts may be transferred among those alternatives. A Participant should make periodic reviews of all allocations in light of market conditions, the Participant's retirement plans, and overall estate planning requirements.

ACCUMULATION UNITS

Contributions under the Contracts, other than initial Contributions, which are allocated to the Separate Account on behalf of a Participant, will be credited to an individual accumulation account maintained for such Participant with respect to each of the chosen Funds of the Separate Account in the form of the Accumulation Units as of the Valuation Period during which the Contributions are received by the Insurance Company. The number of Accumulation Units in a Fund of the Separate Account credited to the account of a Participant is determined by dividing the amount allocated to that Fund of the Separate Account on behalf of such Participant by the Accumulation Unit value for that Fund of the Separate Account for the Valuation Period during which the Contribution is received. The value of the Accumulation Units of each Fund of the Separate Account will vary with the investment experience of that Fund.

The number of Accumulation Units in a Participant's individual account will fluctuate in accordance with amounts allocated to or withdrawn from the Funds of the Separate Account. The net change in Accumulation Units is determined by adjusting the number of Accumulation Units in the Funds of the Separate Account as of the end of the previous Valuation Period by adding or deducting Accumulation Units with respect to Contributions made to or amounts withdrawn from the respective Funds of the Separate Account during that Valuation Period. The number of Accumulation Units to be so added or deducted is the number obtained by dividing the amounts so allocated or withdrawn by the Accumulation Unit value for that Valuation Period.

The Accumulation Units in each Fund of the Separate Account are valued separately. The value of an Accumulation Unit in each Fund of the Separate Account corresponding to a Fund of the Investment Company originally was set arbitrarily at one dollar. The value of an Accumulation Unit in the Fund of the Separate Account corresponding to one of the Fidelity Portfolios, Scudder Portfolios, American Century VP Capital Appreciation Fund or Calvert Social Balanced Portfolio originally was established by deducting expenses of the Separate Account applicable to that portfolio or fund from the applicable unit value established by the respective Portfolio Company portfolio or fund or series as of the end of the last Valuation Day immediately preceding the day when the first investment was made by the Separate Account in the Portfolio Company portfolio or fund. For any Valuation Period, the value of an Accumulation Unit in a Fund of the Separate Account is the amount obtained by multiplying the value of an Accumulation Unit in that Fund as of the preceding Valuation Period, by that Fund's Accumulation Unit Change Factor (described below) for that Valuation Period. The dollar value of an Accumulation Unit in each Fund of the Separate Account, therefore, will vary from Valuation Period to Valuation Period, depending on the investment experience of the Fund.

The Accumulation Unit Change Factor for each Fund of the Separate Account for any Valuation Period is determined as:

  (a) the ratio of (i) the asset value of that Fund at the end of the current Valuation Period, before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

  (b) 1.000000 plus the component of the annual rate of mortality and expense risk, distribution expense and administrative charges (which does not include the monthly administrative charge per Participant which is $2.00 but in no event to exceed 1/12 of 1% of the Account Value in any month) against a Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period (see "Charges").

The value of the Accumulation Units credited to the account of a Participant in the Separate Account for any Valuation Period prior to the Annuity Commencement Date is determined by multiplying the number of Accumulation Units credited to such Participant in each chosen Fund of the Separate Account by the Accumulation Unit value for each chosen Fund at the end of the Valuation Period.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

Prior to the Annuity Commencement Date, Participants may elect, subject to the conditions described below, to transfer amounts among Investment Alternatives. Thus, amounts may be transferred among Funds of the Separate Account, and between the Separate Account and the General Account. A Participant may express the amount sought to be transferred as a dollar amount, or as a number of Accumulation Units, or as a percentage of the value of the Participant's investment in the selected Investment Alternative. Transfers may not be made after the Annuity Commencement Date. No charges are currently imposed for transfers, but the Insurance Company reserves the right to impose such charges in the future.

Any transfers from a Fund of the Separate Account will result in the cancellation of Accumulation Units in that Fund on the basis of the current Accumulation Unit value for the Valuation Period during which the request is received. Transfers to a Fund of the Separate Account from either the General Account or another Fund of the Separate Account will be credited to that Fund based on the current Accumulation Unit value for the Valuation Period during which the transferred amount is received (see "Postponement of Payments").

No request for a transfer will be binding on the Insurance Company until it receives all information necessary to process the request.

WITHDRAWALS

A Participant may (unless, under a TDA or VEC Contract, a Plan provides otherwise), prior to the Annuity Commencement Date, elect to withdraw the Participant's Account Balance in whole or in part. To be valid, a partial withdrawal request must specify from which of the Investment Alternatives the withdrawal is to be made. A Participant may express the amount sought to be withdrawn as a dollar amount, a number of Accumulation Units, or a percentage of the value of the Participant's investment in the selected Investment Alternative. No withdrawals are permitted after the Annuity Commencement Date.

The withdrawal or distribution of funds from a TDA Plan is subject to restrictions. In general, a Participant under age 59 1/2 will not be able to withdraw or receive a distribution of either Contributions made on and after January 1, 1989 under a salary reduction agreement, or interest and investment earnings credited on and after January 1, 1989 for salary reduction contributions, whenever made, except in specified circumstances. These circumstances generally include death or disability, hardship, and termination of employment. If a Participant makes a withdrawal for hardship, he may not withdraw the post-1988 earnings on the amounts which were contributed under a salary reduction agreement. In addition, spousal consent may be required for withdrawals.

In the case of either a partial or complete withdrawal from the Separate Account, the Insurance Company will pay to the requesting Participant the lesser of (a) the amount specified in the withdrawal request or (b) the amount that, as of the date the Insurance Company received the withdrawal request, represents the value of the Accumulation Units credited to the account of the Participant in the Funds of the Separate Account from which withdrawal is sought. The Investment Company will reduce the number of Accumulation Units credited to the account of a Participant by the number of Accumulation Units obtained by dividing the amount withdrawn from that Fund by the Accumulation Unit value in effect for the Valuation Period during which the request is received.

Loans. The Insurance Company will make available to the employer a TDA or VEC loan option. If the employer elects to adopt the loan provision in the Contract, Participants shall have the right to borrow funds utilizing TDA or VEC Plan Account Balances as collateral. The amount of the loan permitted is governed by Section 72(p) of the Code and the Regulations thereunder and the Contract terms. An amount sufficient to serve as loan collateral will be transferred from the Separate Account to the General Account, if appropriate, and withdrawals and transfers of such collateral will not be permitted while the loan is outstanding.

No request for withdrawal will be binding on the Insurance Company until it receives all information necessary to process the request.

Other Considerations. Currently, withdrawals under the Contracts, whether complete or partial, are not subject to any contingent deferred sales charge, or any other withdrawal charge. The Insurance Company reserves the right, however, to impose such charges in the future.

Tax Consequences. Participants should consider the possible Federal income tax consequences of any withdrawal. Generally, a Participant will be taxed at ordinary income tax rates on the taxable amount withdrawn, except that withdrawals from a Roth IRA Contract that is more than five years old are tax-free if the Participant is over age 59 1/2, the withdrawals are to pay for qualified first-time home buyer expenses (limited to $10,000 per lifetime), or the Participant has died or become disabled. For a Roth IRA distribution that does not meet those requirements, so long as the distribution does not exceed the contributions (without earnings) to all Roth IRAs, there is no taxable portion. This is because for Roth IRAs, contributions are treated as withdrawn first. However, pending federal legislation, which would be effective as of January 1, 1998, would change some of these rules for Roth IRAs. For distributions from Contracts other than Roth IRAs, a Participant will not be taxed on the amount of Contributions made by the Participant with after-tax dollars, but there are special rules for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to the Participant of after-tax Contributions. See "Federal Tax Matters."

In addition to being subject to income taxation, the taxable amount of certain withdrawals may be subject to a penalty tax. Generally, for Roth IRAs the penalty tax only applies to the taxable portion of a withdrawal; however, pending federal legislation, which if adopted would be effective as of January 1, 1998, would change some rules for Roth IRAs. See "Federal Tax Matters-- Penalty Taxes".

SPECIFIED PAYMENTS OPTIONS

A Participant in a TDA, VEC or IRA Contract may elect after attaining age 59 1/2 (or, in the case of a TDA or VEC Contract, early retirement after age 55) to specify an amount (which may not be less than $100) to be withdrawn from the Participant's Account Balance and paid each month to the Participant (see "General Matters--Contacting the Insurance Company"). The withdrawals and payments will be made, as designated by the Participant, from either the General or Separate Account, or both (see "Postponement of Payments").

During the period that payments under the Specified Payments Option ("Specified Payments") are received by a Participant, Contributions may be made on that Participant's behalf. In addition, transfers of amounts among Investment Alternatives and other withdrawals from a Participant's account may continue to be made (see "Transfers Among Investment Alternatives" and "Withdrawals").

Specified Payments will continue until the earliest of (a) the death of the Participant; (b) receipt by the Insurance Company of the Participant's written request to modify or discontinue the specified payments; (c) depletion of the Participant's Account Balance, or of any portion thereof, so that the remaining balance is insufficient to pay the next installment coming due; or
(d) the Participant's Annuity Commencement Date.

Tax Consequences. Participants should consider the possible Federal income tax consequences of electing the Specified Payments Option. Generally, a Participant will be taxed at ordinary income tax rates on each Specified Payment subject to non-taxable recovery of prior non-deductible Contributions (except under Roth IRAs in certain circumstances). In addition, payment may be subject to a tax penalty (see "Federal Tax Matters").

A Participant receiving payment pursuant to the Specified Payments Option may cancel those payments at any time and elect to receive the Participant's Account Balance as a single sum payment.

If the Participant is subject to the minimum distribution rules of Section 401(a)(9) of the Code, the minimum Specified Payments for the year must at least total the required annual distribution.

DEATH BENEFITS

Death benefits generally will be paid in accordance with the following rules under IRA, TDA, VEC and FPA Contracts in which the Participant is the Annuitant. Under an FPA Contract in which the Annuitant is not the Participant, the following rules will apply as if the Annuitant were the Participant.

Death After Annuity Commencement. If a Participant dies on or after his or her Annuity Commencement Date, the Participant's designated beneficiary will be entitled to receive the death benefit (if any) provided by the form of annuity in effect on the Participant's date of death (see "The Annuity Period-- Available Forms of Annuity" and "General Matters--Designation of
Beneficiary").

Death Prior to Annuity Commencement. If a Participant dies prior to the Annuity Commencement Date, the Insurance Company will pay a death benefit to a designated beneficiary (see "General Matters--Designation of Beneficiary"). Under employer-maintained TDA and VEC Contracts, the death benefit will be paid to the spouse unless elected otherwise with spousal consent.

The death benefit will be paid by the Insurance Company after it has received
(1) due proof of death; (2) notification of an election by the beneficiary of the form in which the death benefit is to be paid; and (3) all other information and documentation necessary to process the death benefit request. The amount of the death benefit will be the value of the

Participant's Account Balance as of the date on which the Insurance Company receives such information. Until the Insurance Company receives the items in
(1)-(3), the Participant's Account Balance will remain allocated as it was on the date of death of the Participant (unless the beneficiary is the spouse and special rules apply).

The beneficiary may choose to receive the death benefit under any of the following methods of payment: (1) a lump sum, (2) an annuity in a form offered by the Insurance Company at the time the election is made, or (3) monthly payments of a specified dollar amount (at least $100) as elected by the beneficiary, such payments to continue until the death of the beneficiary or until all benefits are paid; upon the death of the beneficiary, any amounts remaining unpaid will be paid to the beneficiary's estate.

Any method of distribution selected by the beneficiary must comply with one of the following rules:

(a) Five Year Rule. Unless (b), (c) or (d) below apply, the entire value of the death benefit must generally be distributed to the beneficiary within five years of the Participant's death. Special rules apply if the beneficiary is the Participant's surviving spouse (see "Federal Tax Matters--Obtaining Tax Advice").

(b) Life Annuity Rule. Unless (a), (c) or (d) apply, the entire value of the death benefit must generally be distributed to the beneficiary in the form of annuity payments commencing within one year of the Participant's death and payable over a period of time that does not exceed the beneficiary's life or life expectancy (whichever is longer). Special rules apply if the beneficiary is the Participant's surviving spouse (see "Federal Tax Matters--Obtaining Tax Advice").

(c) Commencement of Minimum Distributions. If a Participant under an IRA, TDA or VEC Contract, other than a Roth IRA Contract, dies prior to the Annuity Commencement Date, but after he or she has begun to receive required minimum distributions from the Contract, the method of distribution selected by the beneficiary after the Participant's death may not be slower than the method of distribution that was in effect before the Participant died, unless (d) applies (see "Federal Tax Matters--Other Matters").

(d) Alternative Method of Distribution. A beneficiary will not be required to receive a distribution from an IRA or TDA Contract under (a), (b) or (c) to the extent that the required distribution is withdrawn from another contract of the same type in accordance with applicable IRS regulations (see "Federal Tax Matters--Obtaining Tax Advice").

                        DISCONTINUANCE AND TERMINATION

DISCONTINUANCE OF TDA AND VEC CONTRACTS

TDA and VEC Contracts provide that a Contractholder may discontinue a Contract, at its discretion, as of the first day of a calendar month that is at least 31 days after notice of such intention to discontinue is received by the Insurance Company. The Insurance Company may discontinue a TDA or VEC Contract, in whole or in part, if (1) the Contractholder fails to abide by the terms or requirements of the Contract, or (2) the Insurance Company determines that a modification of the Contract is necessary to comply with Federal or state requirements, including the Employee Retirement Income Security Act of 1974, as amended, and the Contractholder refuses to accept a substantially similar contract offered by the Company that incorporates that modification. Discontinuance of a Contract by the Insurance Company will be effective as of a date specified by the Insurance Company, provided that the Insurance Company must give a Contractholder at least 31 days' advance written notice in which to cure any remediable defaults. In addition, the Insurance Company has the right to discontinue a TDA or VEC Contract if, during any Plan Year, no Contributions are made on behalf of any of the Participants.

Discontinuance of a TDA or VEC Contract will not relieve the Contractholder of its obligations under the Contract, nor will it deprive Participants of the amounts accumulated on their behalf, which remain allocated to them, and all provisions of the Contract will continue to apply, except that (1) no further Contributions will be made by the Contractholder, and (2) the Insurance Company may transfer to another insurance company or other financial institution all amounts accumulated under the Contract and allocated to Participants and beneficiaries. Such transfer may be made in any manner to which the Contractholder and the Insurance Company agree in writing, and to the extent consented to by any Participant or beneficiaries. In the event of a transfer described in clause (2) above, amounts accumulated for the benefit of a Participant or beneficiary, who does not consent to the transfer may, as elected by that person, be left on deposit with the Insurance Company, or withdrawn in whole or in part (see "Withdrawals").

TERMINATION OF PARTICIPATION UNDER TDA CONTRACTS

If, during the Accumulation Period, a TDA Contract Participant is no longer eligible to participate under the Contract for any reason other than death or retirement (for example, due to termination of employment), or if notice is given that the Participant no longer desires to participate under the Contract, a termination with respect to that Participant will be deemed to have occurred. In addition, if no Contributions are made by a Participant for three consecutive years and the Participant's Account Balance is less than $2,000, the Insurance Company, in its discretion, may deem that such a termination has occurred. Upon receipt by the Insurance Company, or a Participant (where the Insurance Company deems a termination to have occurred), of notice of termination, Contributions may no longer be made on behalf of a Participant. Termination will not deprive a Participant of the amounts accumulated on the Participant's behalf, or the Participant's rights to make transfers or withdrawals (see "Transfers Among Investment Alternatives" and "Withdrawals"). Termination also will not prevent a Participant from electing to receive annuity benefits (see "The Annuity Period"), or having a death benefit paid on the Participant's behalf (see "Death Benefits").

TERMINATION BY THE INSURANCE COMPANY

VEC Contract. Under VEC Contracts, if, on or before (1) the first anniversary of the effective date of the Contract, or (2) such other date as may be communicated to the Contractholder by the Insurance Company, the Contractholder does not provide evidence satisfactory to the Insurance Company that the Plan pursuant to which the Contract is issued qualifies for the tax treatment specified under Sections 401(a) and 403(a) of the Code, then

  (a) no further amounts may thereafter by remitted under the Contract on behalf of Participants;

  (b) the Insurance Company will withdraw and pay to the Contractholder the amounts accumulated under the Contract as of the date of withdrawal; and

  (c) upon such withdrawal and payment, the Insurance Company will terminate the Contract.

IRA and FPA Contracts. The Insurance Company may, in its sole discretion, return a Participant's Account Balance and terminate an IRA or FPA Contract prior to the Annuity Commencement Date if no Contributions have been made by Participant for three consecutive years, the Participant's Account Balance is less than a specified minimum, and the Participant has attained age 59 1/2. For FPA Contracts the specified minimum Account Balance is $500. For IRA Contracts the specified minimum is either $2,000 or the amount necessary to provide monthly Annuity Payments of at least $20 under the form of annuity selected by the Participant. The Insurance Company will not exercise its option to terminate an IRA or FPA Contract without notifying the Participant of the Insurance Company's intention to do so, and providing a period of 90 days during which additional Contributions may be made for the purpose of reaching the required minimum Account Balance and avoiding termination. Amounts withdrawn in connection with the termination of an IRA or FPA Contract will be paid to the Participant in a single sum.

                           POSTPONEMENT OF PAYMENTS

Payment of any amounts due from the Separate Account in connection with a withdrawal, payment pursuant to the Specified Payment Option, death benefit, termination, or transfer of any amount from the Separate Account to the General Account will occur within seven days, unless:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

2. The Commission by order permits postponement for the protection of Participants; or

3. An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

                              THE ANNUITY PERIOD

GENERAL

As of the Annuity Commencement Date, the amount credited to a Participant in the Separate Account will be transferred to the General Account and, together with any amount previously credited to the Participant in that Account, will be applied to provide a monthly annuity benefit. The amount of each Annuity Payment will be fixed and guaranteed by the Insurance Company in accordance with the tables of annuity purchase rates contained in the Contracts.

The level of Annuity Payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments, or of the general population. The Insurance Company assumes the "mortality risk" by virtue of the annuity purchase rates incorporated in the Contract. In addition, the Insurance Company guarantees that it will not increase charges under the Contracts with respect to Annuity Payments regardless of its actual expenses.

Accordingly, Annuity Payments will be made in a fixed and guaranteed amount that is in no way dependent upon the investment experience of the Separate Account. The amount of monthly payments depends only on the form of annuity chosen, the applicable annuity purchase rates contained in the Contract and the total amount applied to purchase the annuity.

Once Annuity Payments have commenced with respect to a Participant, no further Contributions may be made on behalf of that Participant. In addition, neither transfers to the Separate Account, nor withdrawals of any kind, are permitted on behalf of an Annuitant receiving Annuity Payments.

A Participant may elect to receive the Participant's Account Balance as of the Annuity Commencement Date in a lump sum in lieu of receiving Annuity Payments.

The Insurance Company will issue to Contractholders of TDA and VEC Contracts for delivery to each Participant thereunder an individual certificate setting forth the amount and terms of payment of their annuity benefits. The benefits to which an IRA or FPA Contract Participant is entitled generally are set forth in the Contract issued to the Participant.

Payment of benefits under the Contracts will be made by the Insurance Company directly to Annuitants at their last known address filed with the Insurance Company by a Participant or Contractholder.

ANNUITY COMMENCEMENT DATE

The Annuity Period with respect to a Participant may begin on the Annuity Commencement Date selected in the following manner:

TDA and VEC Contracts. Participants under TDA and VEC Contracts may elect an Annuity Commencement Date that is either such Participant's Normal Retirement Date (the first day of the calendar month coincident with or next following such Participant's 65th birthday); Early Retirement Date (the first day of any calendar month within the ten-year period immediately preceding the Participant's Normal Retirement Date, but no earlier than age 55); or Later Retirement Date (the first day of any calendar month following such Participant's Normal Retirement Date) but with respect to VEC Contracts, generally no later than age 70 for Participants who are no longer actively at work.

IRA Contract. A Participant may elect an Annuity Commencement Date that is the first day of any calendar month that is on or after the date on which the Participant attains age 55. For SEP-IRAs and SIMPLE IRAs, the Annuity Commencement Date must be no earlier than the latest of the following: the first day of the calendar month in which the Participant attains age 55, the 30th day following the day the Participant stops working for the employer that sponsors the SEP or SIMPLE, and the 30th day following the day that the last employer contribution due under the SEP or SIMPLE is received at the Insurance Company's home office.

FPA Contract. A Participant may elect an Annuity Commencement Date that is the first day of any calendar month.

Annuity Commencement Date elections must be made in advance, in the manner described under "General Matters--Contacting the Insurance Company." For IRAs and SEP-IRAs, such election must be made 30 days in advance.

AVAILABLE FORMS OF ANNUITY

Annuity Payments will be made under one of the forms of annuity benefits described below. Under TDA and VEC Contracts, unless an election to the contrary is made prior to the Annuity Commencement Date, a Participant who does not have an Eligible Spouse at the Annuity Commencement Date will have annuity benefits paid in the Ten Years Certain and Continuous Form described below, and a Participant who has an Eligible Spouse will have annuity benefits paid on the Joint and Survivor Form described below. Under the VEC and some employer sponsored TDA plans, consent of the spouse is required if payment is to be made in any form other than the joint and survivor form. Under IRA and FPA Contracts, the form in which Annuity Payments will be made is the form selected by a Participant at the time the Participant designates an Annuity Commencement Date. A Participant may select a form of annuity from the following list:

Ten Years Certain and Continuous Form. An annuity payable monthly until the first day of the month in which the death of the Participant occurs, or, the end of the specified period of 120 months, whichever is later. If the Participant dies prior to the end of the specified period, payments in the same amount will be continued to the Participant's beneficiary until the end of that period (see "General Matters--Designation of Beneficiary"). If the Participant elects this form and dies before the Annuity Commencement Date, the election will be cancelled.

Joint and Survivor Form. An annuity payable monthly until the first day of the month in which the death of the survivor of the Participant and the Participant's Eligible Spouse occurs or the end of a period of 120 months, whichever is later. If the Participant dies during the Annuity Period, and the Eligible Spouse is living, payments in the amount of 66 2/3% of those payable to the Participant will be made to the Eligible Spouse. If the Eligible Spouse dies prior to the end of the specified period, payments will be made to the Participant's beneficiary (see "General Matters--Designation of Beneficiary"). Under TDA and VEC Contracts, a Participant who has an Eligible Spouse at the Annuity Commencement Date will be presumed to have elected this annuity option unless the Participant notifies the Insurance Company to the contrary within ninety days prior to that date. If the Eligible Spouse dies before the Participant's Annuity Commencement Date, the election of this form of annuity will be automatically cancelled, and the Ten Years Certain and Continuous Form will be paid unless the Participant elects an alternate form prior to the Annuity Commencement Date.

Full Cash Refund Form. An annuity payable monthly until the first day of the month in which the death of the Participant occurs. If, at the date of the Participant's death, the total amount of the annuity benefits received by the Participant is less than the amount of the Participant's Account Balance as of the Annuity Commencement Date, the difference between these two amounts will become payable in cash as a death benefit to the Participant's beneficiary. Such death benefit may be paid in a lump sum, or as an annuity in the Ten Years Certain and Continuous Form, or in a combination thereof, as elected by the beneficiary (see "General Matters--Designation of Beneficiary").

In addition to the forms of annuity listed above, the Insurance Company, in its discretion, may be offering additional forms of annuity at the Annuity Commencement Date. As of the date of this Prospectus, the Insurance Company is offering the following additional forms of annuity, which also would be available for selection by Participants. The Insurance Company has the right to discontinue offering these forms at any time.

PERIOD CERTAIN AND CONTINUOUS ANNUITY. Same as the Period Certain and Continuous Annuity above, except that the period may be for three or five years as well.

JOINT AND SURVIVOR LIFE WITH PERIOD CERTAIN ANNUITY: Same as the Joint and Survivor Life with Period Certain Annuity above, except that the percentage to the contingent Annuitant may be 50%, 75% or 100%, rather than 66 2/3%.

JOINT AND SURVIVOR LIFE ANNUITY. Same as the Joint and Survivor Life With Period Certain Annuity above, except that payments will end upon the death of the survivor as between the Annuitant and the contingent Annuitant (there is no guaranteed minimum payment period).

NON-REFUND LIFE ANNUITY. The Insurance Company makes a monthly Annuity Payment until the death of the Annuitant. No amount is payable to any contingent Annuitant or Beneficiary.

AMOUNT OF ANNUITY PAYMENTS

The amount of monthly Annuity Payments under the Contracts will be determined on the basis of the application of the Participant's Account Balance to the annuity purchase tables contained in the Contracts in accordance with the form of annuity benefit selected. The Insurance Company guarantees that the rates used to determine the amount of Annuity Payments will never be less favorable for an Annuitant than the guaranteed rate provided in the Contracts.

SMALL BENEFIT PAYMENTS

TDA and VEC Contracts. Under TDA and VEC Contracts, if the initial monthly payment under an annuity benefit payable under the Contract would be less than $20, or if any Participant terminates employment and is eligible for a benefit determined to be less than $20 a month under the Ten Years Certain and Continuous Form of Annuity (described above), the Insurance Company may, at its option, in lieu of making the monthly annuity benefit payments which would otherwise be payable to the Participant commencing on the Participant's Annuity Commencement Date, pay to the Participant on the Participant's Annuity Commencement Date in a single sum the actuarially equivalent value of the Participant's monthly annuity benefit that would otherwise be payable on the Ten Years Certain and Continuous Form, provided that single sum does not exceed $5,000 (or such other maximum amount that may hereafter be provided by law). The Insurance Company may make this payment as of any date that is on or before the Participant's Annuity Commencement Date. Under VEC Contracts, for purposes of determining whether monthly annuity benefits payable to a Participant are less than $20, a Participant's monthly annuity benefits will be deemed to include any annuity benefit paid with respect to that Participant under any other Contract between the Contractholder and the Insurance Company or between the Contractholder and another insurance company that serves as the funding vehicle for a pension plan meeting the requirements of Section 401(a) and 403(a) of the Code.

IRA and FPA Contracts. Under IRA and FPA Contracts, if the annuity benefit payable is less than $20 each month, the Insurance Company may, at its option, pay the present value of the annuity benefit in one payment to the Annuitant.

                              THE GENERAL ACCOUNT

Contributions allocated and transfers made to the Insurance Company's General Account become part of the general assets of the Insurance Company, which support insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject generally to the provisions of the 1933 or 1940 Acts and the Insurance Company has been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus which relate to the General

Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

SCOPE OF PROSPECTUS

The Contracts provide for accumulation of Contributions on a completely fixed basis, a completely variable basis, or a combination fixed and variable basis, and for the payment of annuity benefits on a fixed basis only. This Prospectus, however, is generally intended to serve as a disclosure document for the variable portion of the Contracts only. For complete details regarding the General Account, see the Contracts themselves.

GENERAL DESCRIPTION

The General Account consists of all of the general assets of the Insurance Company, other than those in the Separate Account and other segregated asset accounts. Amounts are allocated to the General Account at the election of Participants in the form of Contributions, or as transfers from the Separate Account. The Insurance Company bears the full investment risk for all amounts allocated to the General Account (whereas Participants bear the investment risk for amounts allocated to the Separate Account). The Insurance Company has sole discretion to invest the assets of the General Account, subject to applicable law. There are no limits on withdrawals or transfers to another Investment Alternative from the General Account (subject to applicable federal tax law restrictions, with respect to the amount a Participant can withdraw in cash). The Insurance Company does not guarantee that this will always be the case. The Insurance Company guarantees that it will credit interest to amounts accumulated for Participants in the General Account at an effective annual rate of at least 3%. The Insurance Company may, at its sole discretion, credit a higher rate of interest to amounts allocated to the General Account, although the Insurance Company IS NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF 3% PER YEAR. Under TDA Contracts where employers elect to use electronic media, such as a computer terminal, personal computer or other electronic device located at the employer's place of business, to transmit and receive to and from the Insurance Company, relevant and necessary information with respect to the TDA contract, subject to the Insurance Company's established rules and requirements with respect to accessing computer information, the Insurance Company reserves the right to credit such contracts with a different rate of interest in the General Account than contracts which do not use such electronic computer processing. Any amount held in the General Account does not entitle a Participant to share in the investment experience of the General Account.

TRANSFERS AND WITHDRAWALS

Prior to a Participant's Annuity Commencement Date, amounts may be transferred from the Funds of the Separate Account to the General Account, and from the General Account to the Funds of the Separate Account. No charge is currently imposed for such transfers. The Insurance Company reserves the right, however, to impose additional charges on transfers in the future.

Partial or complete withdrawals may be made from the General Account prior to a Participant's Annuity Commencement Date. In the case of such withdrawals, the Insurance Company will pay the lesser of (a) the amount specified in the withdrawal request, and (b) the amount that, as of the date of payment, then represents the accumulation in the General Account credited to the Participant. No charge is currently imposed on such transfers.

Transfers and withdrawals from the General Account may be delayed for up to six months following the date that the Insurance Company receives such requests. Withdrawals with respect to TDA or VEC Contracts may be subject to written spousal consent under applicable rules.

ANNUITY PAYMENTS

All Annuity Payments under the Contracts are made in the form of a fixed annuity from the General Account. The Insurance Company does not credit discretionary interest in excess of the guaranteed rate of 3% to Annuity Payments. The Annuitant must rely on the annuity purchase tables provided in the Contracts to determine the amount of Annuity Payments.

                                GENERAL MATTERS

CONTACTING THE INSURANCE COMPANY

Except as provided in the following paragraph, all notices, requests and elections required to be given or made under the Contracts must be in writing and mailed or delivered to the Insurance Company's home office at the following address:

                   Mutual of America Life Insurance Company
                     Eldon Wonacott, Senior Vice President
                                320 Park Avenue
                           New York, New York 10022

or to your appropriate Regional Office. You can check the address for your Regional Office by calling 1-800-468-3785.

TRANSFERS, WITHDRAWALS AND REALLOCATIONS BY TELEPHONE

Requests by Participants for transfers or withdrawals, or changes in the formula for allocation of Contributions, may be made by telephone in lieu of the written procedure described above. Requests by telephone, however, may be made only if a Participant has received a Personal Identification Number, which the Insurance Company provides automatically, and agreed to use it in accordance with the applicable rules and requirements. Thereafter, the Participant may contact the Insurance Company by telephone (800-468-3785) and request the desired transaction or change. Transfers requested by telephone will go into effect on the day on which the request is made, if received by 4 P.M. Eastern Standard Time (or Daylight Savings Time, as applicable), at the next calculated price. The Insurance Company reserves the right to suspend or terminate the right to request transfers, withdrawals or reallocations by telephone at any time. Because of requirements for written spousal consent, telephone withdrawal under TDA and VEC Contracts may not be permitted. Although failure to follow reasonable procedures may result in the Insurance Company's liability for any losses due to unauthorized or fraudulent telephone transfers, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Insurance Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Those procedures shall consist of confirming the Participant's Social Security number, checking the Personal Identification Number, tape recording all telephone transactions and providing written confirmation thereof.

YEAR 2000 COMPLIANCE

Many of the services that the Company provides to Participants and Contractholders depend on the proper functioning of its computer and computer-based systems, as well as those of its outside service providers. Many computers cannot distinguish the year 2000 from the year 1900, and this inability could potentially have an adverse impact on the handling of Participant and Contractholder purchase, exchange and redemption transactions, the crediting of accumulation units, accounting and other recordkeeping services. The Company has performed a comprehensive review of its computer systems and is in the process of modifying or replacing any of its systems that cannot recognize the year 2000. It expects to significantly complete modifications and replacements by the end of 1998 and to perform appropriate systems testing during the 1999 calendar year. It also is in the process of confirming with its outside service providers that their systems will be similarly modified or replaced to address the year 2000 issue. The Company anticipates that its computer systems and those of its outside service providers will be adapted in time for the year 2000.

DESIGNATION OF BENEFICIARY

Under the Contracts, a Participant may designate (with the right to change such designation from time to time) a beneficiary to receive any payments with respect to a Participant becoming due to a beneficiary under the Contract. The Participant may change the beneficiary while the Participant is living by providing the Insurance Company (or the Participant's Employer where the Employer has agreed to retain such information) with written notice of such change. Such designation or change in designation will take effect as of the date of receipt of notice by the Insurance Company or the Participant's Employer where the Employer has agreed to retain such information, whether or not the Participant is living at the time of such receipt. The Insurance Company will not be liable, however, as to any payment or settlement made prior to receiving such notice.

In the case of a married Participant in a VEC Plan or an employer sponsored TDA, the beneficiary shall be the Eligible Spouse unless, on the date of death, there is in effect a written consent, signed by the Eligible Spouse and witnessed either by a notary public or Plan representative, to such Participant's election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit which otherwise would be applicable and designate a beneficiary other than such Eligible Spouse. Such other beneficiary designation or form of benefit selected cannot be changed by the Participant unless the Eligible Spouse provides written consent in the manner described above.

If no designated beneficiary survives the Participant, the Insurance Company will pay any single sum payment or the commuted value of any remaining periodic payments to the first surviving class of the following classes of successive preference beneficiaries: (a) the Participant's surviving spouse; (b) the Participant's surviving children; (c) the Participant's surviving parents; (d) the Participant's surviving brothers and sisters; and (e) the executors or administrators of the Participant's estate. Any commuted value will be determined on the basis of compound interest at a rate, determined by the Insurance Company, that is consistent with the interest assumption of the rates used to determine the amount payable under the annuity benefit (see "Amount of Annuity Payments").

ASSIGNMENT OF CONTRACTS

TDA, VEC and IRA Contracts. Except as otherwise required by law, no assignment of TDA, VEC or IRA Contracts, nor transfer of any rights conferred thereunder, is permitted.

FPA Contract. An FPA Contract may be assigned by the person to whom it was issued. However, no assignment will be binding on the Insurance Company until it has been recorded by the Insurance Company, and no assignment will apply to payments made before such recording.

THE INSURANCE COMPANY'S LIABILITY

The Insurance Company's liability for the payment of annuity benefits (see "The Annuity Period"), death benefits (see "Death Benefits"), and withdrawals (see "Withdrawals") is limited to the payments provided under the Contracts that arise from Participants' Account Balances.

Upon exhaustion of all amounts held under a TDA or VEC Contract by withdrawals or by transfers upon discontinuance of the Contract (see "Discontinuance and Termination"), that Contract will terminate and the Insurance Company will be relieved of all further liability thereunder, except with respect to any annuity benefits provided on or before the date the Contract was terminated.

Upon withdrawal and payment of a Participant's Account Balance upon termination of an IRA or FPA (see "Discontinuance and Termination"), the Insurance Company will be released from all further liability with respect to that Participant.

The Insurance Company may rely on the reports and other information furnished by Contractholders or Participants as required under the Contracts, and need not inquire as to the accuracy or completeness of such reports and information (see "Information and Determination").

MODIFICATION OF CONTRACTS

Contracts may not be modified as to the Insurance Company, nor may any of the rights or requirements of the Insurance Company be waived, except in writing and by a duly authorized officer of the Insurance Company.

A TDA or VEC Contract may be changed at any time by the Insurance Company by written notice, amendment or replacement upon at least 31 days' written advance notice to the Contractholder without the consent of any Participant, or any other person who is, or may become, entitled to benefits under the Contract, provided that such change shall not affect the amount or the terms of the annuity benefits provided thereunder before such change.

AMENDMENT OF IRA CONTRACT

By accepting an IRA Contract, a Participant delegates to the Insurance Company the power to amend or replace that Contract to conform it to the provisions of any law, regulations, or material administrative rulings pertaining to individual retirement annuities, and to make such other changes in the Contract that, as determined by the Insurance Company, are from time to time necessary or appropriate. No changes may be made without the consent of the Participant, however, if the effect would be to change substantially the costs or benefits under the Contract, and no amendment will affect the amount or terms of any annuity benefit provided thereunder before the change. An endorsement or amendment of an IRA Contract or a waiver of any of its provisions will be valid only when made in writing by the Insurance Company and signed by an officer of the Insurance Company.

EVIDENCE OF SURVIVAL

When payment of an annuity benefit is contingent upon the survival of any person, evidence of that person's survival must be furnished to the Insurance Company, either by the personal endorsement of the check drawn for payment, or by other means satisfactory to the Insurance Company.

MISSTATEMENT OF INFORMATION

If a benefit provided under one of the Contracts was based on information that has been misstated, the benefit will not be invalidated, but the amount of the benefit payments or the amount applied to provide the benefit, or both, will be adjusted to the proper amount as determined on the basis of the corrected information.

The amount of any underpayments by the Insurance Company due to any misstatement shall be paid in full with the next payment due with respect to the Participant under the Contract. The amount of any overpayments by the Insurance Company due to any misstatement will be deducted to the extent possible from the payments thereafter falling due with respect to the Participant. Interest, based on an annual effective rate of 5%, will be included in the amount of any underpayments or overpayments.

INFORMATION AND DETERMINATION

Contractholders and Participants, as appropriate, will furnish the Insurance Company with the facts and information that the Insurance Company may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. Any determination that a Contractholder is to make under a TDA or VEC Contract will be made pursuant to the terms of the Contract and will be reported by the Contractholder to the Insurance Company.

NON-ALIENATION OF BENEFITS UNDER VEC AND IRA CONTRACTS

To the extent permitted by law, no amount payable with respect to a Participant under a VEC or IRA Contract may be assigned (either in law or at equity), alienated or be subject to attachment, garnishment, levy (other than a Federal tax levy made pursuant to Section 6331 of the Code), or other legal or equitable process, and no such amount will in any way be subject to any legal process which would subject it to the payment of any claim against the Participant or beneficiary (see "Designation of Beneficiary").

CLAIMS OF CREDITORS UNDER FPA CONTRACTS

To the extent permitted by law, no payment made by the Insurance Company pursuant to an FPA Contract will be subject to the claims of any creditors. In addition, no payment will be subject to any legal process to enforce any such claim.

ALTERNATE PAYMENT OF BENEFITS

The Insurance Company may make payment due to a payee who is physically or mentally incompetent to receive such payments, or is a minor, to certain other persons in accordance with the Contracts. Upon making these alternate payments, the Insurance Company will be discharged from all liability with respect to payments due to the payee. Payments to a minor will be limited to $250 a month until either (a) a guardian is appointed or (b) the minor has attained majority.

CLAIM PROCEDURES UNDER TDA AND VEC CONTRACTS

In order to receive annuity benefits under TDA and VEC Contracts, Participants or beneficiaries thereunder must bring to the attention of the Insurance Company or the Contractholder such person's right to claim such benefits. If the Contractholder has received the claim directly, the Contractholder must notify the Insurance Company of the claim on the prescribed form furnished to the Contractholder for that purpose. The Insurance Company will have 90 days after receipt of the claim within which to render a decision, and may extend this period, upon written notice to the claimant, for an additional 90 days if there are special circumstances that require such an extension.

In the event a claim is denied in whole or in part, the Insurance Company will give notice to the Contractholder or claimant, as appropriate, of such denial in sufficient detail so that the claimant may be informed of the reason or reasons for the denial, the specific reference to the Contract or Plan provision on which the denial was based, any additional information that may be necessary to perfect the claim and the reasons therefor, and the procedure for reviewing denied claims.

In the event a claim is denied in whole or in part, a claimant or the claimant's representative has 60 days in which to appeal to the Insurance Company for review thereof. The request for review must be made in writing, either directly to the Insurance Company, or to the Contractholder for transmission to the Insurance Company. A claimant will have a right to review all pertinent documents and to contest the decision in writing. The Insurance Company will render a decision on review no later than 60 days after its receipt of the request for review unless special circumstances require extension, in which case the decision may, upon written notice to the claimant, be rendered within 120 days from the Insurance Company's receipt of the request for review. The Insurance Company's decision on review will be in writing and include specific reasons with specific reference to the Contract or Plan provisions on which it is based.

PARTICIPATION IN DIVISIBLE SURPLUS

The Insurance Company is a mutual life insurance company and, therefore, has no stockholders. The Contractholders or Participants share in the earnings of the Insurance Company. No assurance can be given as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of the Insurance Company's Board of Directors. Under usual circumstances, separate accounts receive little benefit from and contribute little to divisible surplus.

                              FEDERAL TAX MATTERS

For Federal income tax purposes, the Separate Account is not an entity separate from the Insurance Company, and its operations are considered part of the Insurance Company. Accordingly, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Under existing Federal income tax law, no taxes are due on the net investment income and realized capital gains earned by the Separate Account. The Insurance Company reserves the right to make a deduction for takes if in the future the Insurance Company must pay tax on the Separate Account's operations.

PAYMENTS UNDER ANNUITY CONTRACTS GENERALLY

Section 72 of the Code describes the income taxation of annuity payments. Its provisions apply to payments made under annuity contracts purchased in conjunction with a Section 403(b) plan, payments made under a retirement plan meeting the requirements of Section 401(a) or 403(a), and, effective January 1, 1987, payments made under annuity contracts issued as individual retirement annuities under Section 408(b) of the Code. Other provisions of the Code may be applicable to payments made under an employer's deferred compensation plan. It is intended that the provisions of Section 72 will be applicable to payments made under Contracts offered by this Prospectus to the extent they are issued directly to an individual Participant, i.e., the FPA and IRA Contracts, or in conjunction with a plan described above, i.e., the TDA and VEC Contracts.

NOTE REGARDING ROTH IRAS. The discussion under "Federal Tax Matters" on the taxation of IRA Contract withdrawals is applicable to IRA Contracts, other than distributions from Roth IRA Contracts. See "Roth IRA Contracts--Qualified Distributions" for a discussion of Roth IRA withdrawals that are tax-free and "Roth IRA Contracts--Nonqualified Distributions; When Penalty Tax Not Applicable" for a discussion of Roth IRA withdrawals that are not qualified distributions and may result in taxable income for the Participant and the imposition of a penalty tax on the taxable amount withdrawn.

Generally, Participants must receive a payment under a Contract or plan in order to be subject to income taxation. Interest, earnings or other accumulations credited to a Participant's accounts are not required to be included in a Participant's gross income until received by the Participant. (Such interest, earnings or other accumulations may, in some cases, be subject to income taxation prior to receipt if the owner of the Contract is not a natural person or if the applicable requirements of the Code pertaining to deferral of compensation are not met. See "Obtaining Tax Advice.") Once annuity payments are received by a Participant, all or part of such payments will be taxable to such Participant as ordinary income. Special income tax treatment may be available if a payment constitutes a "lump sum distribution" made from or under a retirement plan meeting the requirements of Section 401(a) of the Code.

Whether a Participant must include all of the Annuity Payments he has received in a taxable year in his taxable income depends upon a number of variables. If a Participant does not have an "investment in the contract," the total amount received by such Participant during a tax year is includable in his gross income. If a Participant does have an "investment in the contract," the portion of the Annuity Payments received which must be included in the Participant's gross income is determined under the "exclusion ratio" method to the extent this method is available.

ANNUITY PAYMENTS UNDER AN FPA CONTRACT

A Participant who begins to receive Annuity Payments on or after the Annuity Commencement Date may apply the "exclusion ratio" method to determine the percentage of the total of such Payments received during the tax year which is not subject to income taxation. This percentage is calculated by dividing the Participant's "investment in the contract" (the total of all of his non-deductible Contributions) by the "expected return" from the Contract (the present discounted value of the expected stream of Annuity Payments). The amount thus excluded from gross income each year represents a partial return of the Participant's previously non-deductible Contributions.

If the Annuity Commencement Date under the FPA Contract falls on or after January 1, 1987, the entire amount of the Annuity Payments received by a Participant each year must be included in gross income once all of the Participant's investment in the contract," i.e., the sum of the Participant's non-deductible Contributions, has been recovered under the "exclusion ratio" method. A Participant whose Annuity Commencement Date was on or before December 31, 1986 can continue to exclude the applicable percentage of Annuity Payments, determined as described above, received during each tax year even though his or her "investment in the contract" has been totally recovered.

WITHDRAWALS UNDER AN FPA CONTRACT

The "exclusion ratio" method is only applicable to amounts received as an annuity, e.g., Annuity Payments or another form of periodic payments, such as an installment method for a fixed period or a fixed amount. If a Participant receives payment under the FPA Contract which are not Annuity Payments (or otherwise are not amounts received as an annuity), e.g., by making cash withdrawals prior to the Annuity Commencement Date, the entire amount of such payments must be included in the Participant's gross income in the tax year in which received to the extent that the value of the FPA Contract immediately before the payment exceeds the Participant's "investment in the contract." This method causes the interest or earnings credited under the FPA Contract to be taxed to the Participant before his "investment in the contract" may be recovered. This rule is applicable to FPA Contracts issued on or after August 14, 1982. A different method may be applicable with respect to non-annuity payments made under FPA Contracts issued before that date (see "Obtaining Tax Advice").

LUMP SUM DISTRIBUTIONS UNDER AN FPA CONTRACT

A Participant who receives a single lump sum payment in lieu of Annuity Payments must include the difference between the amount of the lump sum payment and the amount of his "investment in the contract" in gross income for the tax year in which the single lump sum payment is received.

ANNUITY PAYMENTS UNDER VEC, TDA AND IRA CONTRACTS

The "exclusion ratio" method is also applicable to Annuity Payments made on or after the Annuity Commencement date under IRA, TDA and VEC Contracts. Under an IRA Contract, a Participant's "investment in the contract" is generally equal to the total of his non-deductible Contributions made since January 1, 1987. With respect to a VEC Contract, a Participant's "investment in the contract" is equal to the total of the Participant's non-deductible Contributions which are made in accordance with the provisions of a retirement plan which meets the requirements of either Section 401(a) or Section 403(a) of the Code. With respect to a TDA Contract, a Participant's "investment in the contract" would generally be represented by the total amount of Contributions made which were not excludable from a Participant's gross income, i.e., Contributions which are in excess of the applicable limitations set forth in Section 403(b) of the Code. In each case, the "expected return" is equal to the present discounted value of the expected stream of Annuity Payments. As is the case with Annuity Payments beginning on or after January 1, 1987 under an FPA Contract, the "exclusion ratio" method continues to apply until the "investment in the contract" has been recovered by the Participant. After that time, the Participant will have to include the full amount of each Annuity Payment in his income for each taxable year. In addition, if Annuity Payments from a TDA Contract or a VEC Contract began before July 2, 1986, the "three year cost recovery" rule may be applicable (see "Obtaining Tax Advice").

WITHDRAWALS UNDER VEC, TDA AND IRA CONTRACTS

Participants who receive payments under an IRA, TDA or VEC Contract on and after July 2, 1986 which are not "amounts received as an annuity" or which are received before the Annuity Commencement Date and who have an "investment in the contract" generally may exclude only a portion of such payments from gross income. The portion which may be excluded from gross income is generally determined by dividing the Participant's "investment in the contract" by the value of his vested account balance (or, in the case of a retirement plan which is a defined benefit pension plan, the value of the vested accrued benefit) as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing account balances for such purposes. It should be noted that the value of a Participant's account balance on an applicable valuation date under a VEC Contract issued in conjunction with a defined benefit pension plan may be used in lieu of the present value of a Participant's total vested accrued benefit under such plan if the "separate contract" requirements of Section 72 are met (see "Obtaining Tax Advice"). A special rule may apply with respect to Participant Contributions made before January 1, 1987 which constitute part of the "investment in the contract." Generally, such Contributions may be withdrawn prior to the Annuity Commencement Date and not be subject to income taxation (earnings are subject to taxation) if a Participant could have made such a withdrawal under the terms of the retirement plan on or before May 5, 1986 without separating from service (see "Obtaining Tax Advice" and "The Group and Individual Annuity Contracts--Withdrawals").

LUMP SUM PAYMENTS UNDER VEC, TDA AND IRA CONTRACTS

Participants who receive a single sum payment of their entire account balance under either an IRA, TDA or VEC Contract must include the entire amount of such payment in their gross income in the tax year in which such payment was received. However, any "investment in the contract" which has not been recovered prior to the payment of such lump sum may be excluded from gross income for such tax year.

QUALIFICATION OF CONTRACTS GENERALLY

The methods of taxation described above are only applicable to payments made under Contracts issued in conjunction with plans which satisfy the requirements of the Code.

Qualification of FPA Contracts Under the Code. FPA Contracts are issued on a non-tax qualified basis and are generally intended for use by Participants for personal financial planning purposes. FPA Contracts may also be issued in conjunction with an employer's non-tax qualified deferred compensation plan (see "Obtaining Tax Advice"). It is intended that the FPA Contracts will meet the requirements for annuity contracts set forth in Section 72 of the Code, e.g., the requirements with respect to pre- and post-death distributions.

Qualification of VEC Contracts Under the Code. Generally, VEC Contracts are issued in conjunction with tax qualified retirement plans which meet the requirements of Section 401(a) or Section 403(a) of the Code. They are intended to be used as funding vehicles for the after-tax employee Contributions which were made under the provisions of such plans and within the applicable limitations of the federal tax law. (See "Obtaining Tax Advice.")

Qualification of TDA Contracts Under the Code. The TDA Contract is offered for use with plans designed to meet the provisions of Section 403(b) of the Code. Under Section 403(b), Contributions applied toward the purchase of annuity contracts on behalf of employees of public schools and organizations exempt from tax under Section 501(c)(3) of the Code are excludable from the gross income of such employees. However, this exclusion is limited to the extent that the aggregate Contributions per year for such employees cannot exceed the "exclusion allowance" set forth in Section 403(b)(2) or, if applicable, the contribution limitation set forth in Section 415(c) of the Code. If Contributions are made under a salary reduction agreement an additional limitation, set forth in Section 402(g) of the Code, is applicable. Generally, contributions are limited to the least of these applicable limits. In general, these limitations are as follows:

(1) The total Contribution for a year cannot exceed the excess of 20% of the employee's includable compensation for that year multiplied by the employee's years of service minus any amounts contributed by his employer and excludable from the employee's gross income for any prior taxable years;

(2) The Contributions to the Plan cannot exceed the lesser of $30,000 or 25% of a Participant's includable compensation, with compensation limited to $160,000 for 1998 (to be indexed for inflation in subsequent years);

(3) Amounts which are contributed through salary reduction are limited to $9,500 per year. (A special "catch-up," available to employees with 15 or more years of service with the employer who have not made maximum contributions in prior years may increase that amount by up to $3,000 per year, to a maximum "catch-up" of $15,000.)

In addition, under certain circumstances the tax law may allow special elections which would permit an increased exclusion allowance.

Qualification of IRA Contracts Under the Code. The IRA Contract is designed to meet the requirements described in Section 408(b) of the Code.

Generally, the maximum allowable deduction which a Participant may take for Contributions to an IRA Contract is $2,000 or 100% of annual compensation, whichever is less. If a Participant participates in a pension plan, a tax-deferred annuity contract, a SEP, a SIMPLE, or an eligible 457 plan (a pension arrangement), and the Participant has an adjusted gross income (AGI) over a specified amount, the Participant will not be entitled to the maximum allowable deductible contribution. A Participant's allowable deductible contribution will be reduced by $1 for every $5 by which the Participant's AGI for 1998 exceeds $30,000, or $50,000 if married and filing jointly (such amounts to increase each year until 2007), or $0 if married and filing separately. As a consequence, a Participant will not be entitled to any tax deductions for Contributions under an IRA Contract once the Participant's adjusted gross income for 1998 reaches $40,000, or $60,000 if the Participant is married and filing jointly (such amounts to increase each year until 2007) or $10,000 if married and filing separately. If a Participant is married and the spouse does not participate in a pension arrangement, the spouse may make a Contribution to a spousal IRA, deductible to the same extent as the Contribution for the Participant, even if the Participant participates in a pension arrangement.

A Participant who is not entitled to deduct all or part of his Contributions to an IRA under the above rules may still make non-deductible contributions of up to $2,000 or 100% of his annual compensation, whichever is less, reduced by the amount of the Participant's deductible contribution for the year. As with deductible contributions, the earnings on the non-deductible contributions will not be subject to taxation until withdrawn.

If a Participant makes a non-deductible contribution, the Participant must report the amount of that contribution to the IRS when filing an income tax return for the year. Participants who make non-deductible contributions to IRAs are responsible for maintaining their own records regarding such contributions. All contributions will be presumed by the Insurance Company to be deductible, including for tax reporting purposes, when distributions occur, and it is the responsibility of the Participant to make any appropriate adjustments when reporting such distributions to the IRS on an income tax return for the year of distribution.

A Participant may contribute up to $2,000 to an IRA on behalf of the Participant for any tax year and may contribute up to $2,000 to a spousal IRA for the Participant's spouse for any tax year (less any contributions to an IRA made by the spouse). Excess Contributions may result in adverse income tax consequences to a Participant.

A Participant's Contributions to a SIMPLE IRA are excluded from gross income for Federal income tax purposes.

These limits on Contributions, however, do not apply to tax-free rollovers from other qualified retirement plans (see "Payment of Contributions").

SIMPLE IRAS--ROLLOVER LIMITATION

During the first two years of participation in a SIMPLE, a Participant may rollover amounts from a SIMPLE IRA only to another SIMPLE IRA. After the two year period, a Participant may rollover amounts from a SIMPLE IRA to any IRA.

PENALTY TAXES

TDA, IRA and VEC Contracts

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on premature withdrawals from TDA, IRA and VEC Contracts. This penalty tax is equal to 10% of the amount of the premature withdrawal which is includable in gross income. However, if a Participant makes any withdrawals from a SIMPLE IRA within the first two years of the Participant's participation in the employer's SIMPLE, the early withdrawal penalty is increased to 25% from 10%. In the circumstances described below, no penalty tax will be imposed. The penalty tax applies to payments made to Participants under the above Contracts prior to age 59 1/2 unless the distribution is made under one of the following circumstances:

  1. The Participant has died.

  2. The Participant has become disabled.

  3. The withdrawals are annuity payments made over the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary.

  4. The withdrawals are to pay medical expenses of the Participant, or of the Participant's spouse or dependents, if the medical expenses would be deductible by the Participant for federal income tax purposes. (Medical expenses generally are deductible if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income.)

  5. The withdrawals are to pay health insurance premiums for the Participant, or the Participant's spouse or dependents, if the Policyowner has received unemployment compensation for at least 12 weeks and certain other eligibility requirements are met.

  6. The withdrawals are for the payment of qualifying post-secondary (college) education expenses.

  7. The withdrawal is for qualified first-time home buyer expenses (up to $10,000 per lifetime). OR

  8. To a Participant who is at least 55 years old and has ended employment with the employer who maintains the Contract. This exception does not apply for IRA Contracts.

Other federal income tax penalties may be applicable to amounts accumulated or distributed under IRA Contracts (see "Obtaining Tax Advice").

Roth IRA Contracts--Qualified Distributions

Any distribution that is a "qualified distribution" from a Roth IRA Contract is tax-free and penalty tax free for the Participant. A qualified distribution is a distribution made:

  1. After the end of the five-year period beginning with the year in which the Participant first contributed to the Roth IRA Contract (except that if a Participant rolls over amounts under an IRA Contract to a Roth IRA Contract, the amounts converted in any year are subject to a separate five-year holding period); and

  2. In one of the following circumstances:

    a) The Participant is age 59 1/2 or older; or
    b) The Participant has died; or
    c) The Participant has become disabled; or
    d) For qualified first-time home buyer expenses (up to $10,000 per lifetime).

Legislation is pending before Congress that would make certain changes to the definition of "qualified distribution" from a Roth IRA. Due to the pending legislation, individuals should establish separate Roth IRA Contracts for any conversion or rollovers made in different years, and a separate Roth IRA Contract for other Roth IRA contributions.

Roth IRA Contracts--Non-Qualified Distributions; When Penalty Tax Not
Applicable

Any withdrawal by a Participant that is not a "qualified distribution" is first considered to be a return of after-tax Contributions, which are not subject to taxation or the 10% penalty tax. After a Participant has recovered all Contributions under the Roth IRA Contract, the Participant will be taxed at ordinary income rates on the amount of investment earnings withdrawn and may be subject to the penalty tax on the taxable amount. (For purposes of this Rule, the Participant can aggregate all his or her Roth IRA contracts.)

There is no penalty tax for withdrawals that are not Qualified Distributions if one of the Regular IRA exceptions to the penalty tax applies. See "IRA Contracts--No Penalty Tax For Withdrawals Before Age 59 1/2 If:" above.

Legislation is pending before Congress, which if adopted would be effective as of January 1, 1998, that would change some of these rules for Roth IRAs. In particular, for any withdrawal from a Roth IRA within 5 years of a conversion or rollover from another IRA, the 10% penalty tax would apply even if the amount withdrawn is not taxable. Also, for conversions or rollovers from another IRA which are made during 1998, the penalty tax would be increased to 20% for withdrawals within 5 years of the conversion or rollover even if the withdrawal is not taxable. If rollovers or conversions are made to the same Roth IRA contract as other Roth IRA contributions, the 5 year period would start from the most recent conversion or rollover and withdrawals would be treated as being made first from the conversion or rollover amounts. As a consequence, individuals should establish separate Roth IRA contracts for any conversion or rollovers made in different years, and a separate Roth IRA contract for other Roth IRA contributions.

FPA Contracts

Since January 1, 1987, a 10% penalty tax has been imposed on premature withdrawals made from an FPA Contract which has been issued since January 18, 1985. This penalty tax is applicable to the amount of the premature withdrawal which is includable in gross income. This penalty tax will be imposed on the taxable portion of payments made before a Participant attains age 59 1/2 unless the distribution is made under one of the following circumstances:

1. On account of a Participant's death or disability;

2. As part of a series of substantially equal periodic payments made over the Participant's life (or life expectancy) or over the joint lives (or joint life expectancies) of a Participant and his beneficiary;

3. From amounts which are attributable to Contributions made prior to August 14, 1982;

4. From a Contract purchased in conjunction with a plan that meets the requirements of Section 401(a) or was issued under an IRA or TDA;

5. Under an immediate annuity contract; or

6. Under a Contract purchased for an employee by a plan upon its termination, provided the plan met the requirements of Section 401(a) or Section 403(a) of the Code.

A 5% penalty tax was applicable to premature payments received before 1987 under FPA Contracts as well as to premature payments received after December 31, 1982 under FPA Contracts issued before January 19, 1985 (see "Obtaining Tax Advice").

Other federal income tax penalties may be applicable to amounts accumulated or distributed under VEC, IRA and TDA Contracts (see "Obtaining Tax Advice").

OTHER MATTERS

Minimum Distributions

The Code contains a series of rules which require that minimum distributions under IRA, VEC, and TDA Contracts commence by a certain time. However, for Roth IRAs, no distributions are required until the death of the Participant.

Generally, such rules provide that distributions under a VEC Contract must begin no later than April 1 of the year following the year in which the Participant attains age 70 1/2, unless the Participant has not terminated his employment.

Distributions under IRA Contracts (other than Roth IRAs) must begin by April 1 of the year following the year in which the Participant attains age 70 1/2, even if such Participant does not retire.

Distributions under TDA Contracts are subject to similar rules. In general, benefits accruing after December 31, 1986 must be distributed beginning by April 1 of the year following the year the Participant attains age 70 1/2, unless the Participant is still employed. Distributions of a Participant's pre-1987 account balance generally must begin in the year after the Participant reaches age 75.

If minimum distribution requirements are not met, a penalty tax equal to 50% of the difference between the required minimum and the actual distribution may be applicable (see "Obtaining Tax Advice").

Estate Taxes

In general, a death benefit, consisting of amounts payable to a Participant's beneficiary (see "Death Benefits") may be includable in the Participant's estate for federal estate tax purposes. (See "Obtaining Tax Advice.")

WITHHOLDING ON ANNUITY PAYMENTS AND OTHER DISTRIBUTIONS

FPA and IRA Contracts

Federal income tax withholding on Annuity Payments and other distributions (such as lump sum distributions or premature withdrawals) is required. In addition, certain states require withholding if federal withholding is applicable. However, recipients of Annuity Payments or other distributions under the Contracts are generally permitted to make an election not to have federal income tax withheld. Such an election may be revoked by the Participant at any time. If such election is revoked, withholding will commence.

The withholding rate utilized by the Insurance Company will be applied only against the taxable portion of the Annuity Payments or of the other distributions. This rate will be determined based upon the nature of the distribution(s). Federal tax will be withheld from Annuity Payments pursuant to the Annuitant's withholding certificate. If no withholding certificate is filed with the Insurance Company, federal tax will be withheld from Annuity Payments on the basis that the Annuitant is married with three withholding exemptions. Federal tax on withdrawals other than Annuity Payments will be withheld in general at a flat 10% rate of the amount withdrawn. Future IRS Regulations may also require the withholding of the full 10% penalty tax (see "Penalty Taxes" above) under some circumstances.

TDA and VEC Contracts

Most withdrawals are subject to automatic 20% federal income tax withholding unless the participant elects to have the withdrawal paid directly, as a tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order, except that a surviving spouse may only have a direct rollover made to an IRA. The required 20% federal tax withholding cannot be waived if a direct rollover is not elected.

The rules do not apply to all payments. The automatic 20% withholding does not apply to any distribution that is (a) one of a series of substantially equal periodic payments (not less frequently than annually) made (1) for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated beneficiary, or (2) for a specified period of 10 years or more, or (b) a minimum distribution required under Section 401(a)(9) of the Code. In general, tax withholding at different rates (generally 10%) does apply to such payments but payees can generally elect to have withholding waived. Death benefit payments to non-spouse beneficiaries generally are subject to tax withholding at different rates, but payees can elect to have withholding waived. Certain small payments may also be exempt from direct rollover and tax withholding rules.

When withdrawals or benefit payments are to be made, participants (or beneficiaries) will be given detailed information and advised of their elections. That information should be carefully reviewed. In addition, certain states require withholding if federal withholding is applicable.

OBTAINING TAX ADVICE

THIS DESCRIPTION OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR PARTICIPANTS UNDER THE CONTRACTS IS NOT EXHAUSTIVE AND IS FOR INFORMATION PURPOSES ONLY, AND TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. This description does not cover all situations involving the purchase of an annuity or the election of an option under the Contracts. A Participant's tax results may vary depending upon individual situations, and special rules may apply in certain cases. A Participant also may be subject to State and local taxes. The tax provisions in some states do not correspond to the Federal tax provisions for IRAs. IN PARTICULAR, A NUMBER OF STATES DO NOT CURRENTLY FOLLOW FEDERAL TAX PROVISIONS FOR ROTH IRAS. For these reasons, a Participant should consult a qualified tax adviser for complete tax information, including advice concerning the various forms of IRA Contracts available. This Prospectus does not discuss the requirements and limitations under the Code applicable to employers in establishing and maintaining SEPs and SIMPLEs or for the deductibility of employer contributions. Employers should consult their own qualified tax advisers.

                                 VOTING RIGHTS

In accordance with the Insurance Company's view of present applicable law and so long as the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges, the Insurance Company will vote the shares of the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and Calvert Social Balanced Portfolio held in the Separate Account at regular and special meetings of the shareholders of such funds or portfolios according to instructions received from persons having the right to instruct the Insurance Company on how to vote the shares, as defined below. The Insurance Company will vote shares for which it has not received instructions in the same proportion as the Insurance Company votes shares for which the Insurance Company has received instructions, except for shares owned by the Insurance Company representing "seed" money, which will be voted in the Insurance Company's discretion. The Insurance Company exercises discretion with respect to less than 1% of the voting interest in the Separate Account. If the Investment Company Act of 1940 should be amended, or if the present interpretation thereof should change, and as a result the Insurance Company determines that it is permitted to vote the shares of the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and Calvert Social Balanced Portfolio in its own discretion, it may elect to do so.

The person having the right to give voting instructions to the Insurance Company is the following: under an individual Contract, the person to whom the Contract is issued and for whom an amount is accumulated in the Separate Account, and, under a group Contract, the individual for whom amounts are accumulated in the Separate Account.

Each person having the right to give voting instructions to the Insurance Company will receive periodic reports relating to any of the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and Calvert Social Balanced Portfolio for which he or she has the right to give voting instructions, including proxy material and a form with which to give voting instructions.

                            PERFORMANCE INFORMATION

MONEY MARKET FUND

From time to time, quotations of the "yield" and "effective yield" of the Separate Account's Money Market Fund may be included in advertisements, sales literature or shareholder reports. Both yield figures are based on the historical performance of the Fund and show the performance of a hypothetical investment and are not intended to indicate future performance. The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (the ending date of which will be stated). This income is then annualized. That is, the amount of income generated by the Fund during that week is assumed to be generated during each week in such a 52-week period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and effective yield for the Money Market Fund will vary based on, among other things, changes in the market conditions, the level of interest rates and the level of the Money Market Fund's portfolio expenses.

OTHER FUNDS

From time to time, quotations of a Fund's "total return" may be included in advertisements, sales literature or shareholder reports. Total return figures are based on the historical performances of the Fund and show the performance of a hypothetical investment and are not intended to indicate future performance. The total return of a Fund refers to return assuming an investment has been held in the Fund for one, five and ten years and for the life of the Fund (the ending date of which will be stated). The total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Fund will vary based on, among other things, changes in market conditions and the level of the Fund's expenses.

For a detailed description of the methods used to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

                           FUNDING AND OTHER CHANGES

The Insurance Company reserves the right, subject to compliance with applicable law, including approval of Participants if so required, (1) to create new investment funds of the Separate Account at any time; (2) to transfer assets determined by the Insurance Company to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of the Insurance Company by withdrawing the same percentage of each investment in the Separate Account with appropriate adjustments to avoid odd lots and fractions; (3) to create additional separate investment accounts or combine any two or more accounts including the Separate Account; (4) to operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and to designate an investment adviser in connection therewith, which may be the Insurance Company, an affiliate of the Insurance Company or another person; (5) to deregister the Separate Account under the 1940 Act; and (6) to operate the Separate Account under the general supervision of a committee any or all the members of which may be interested persons (as defined in the 1940 Act) of the Insurance Company or an affiliate, or to discharge the committee of one or more of the Separate Accounts.

                       OTHER VARIABLE ANNUITY CONTRACTS

In addition to the Contracts described in this Prospectus, the Insurance Company offers other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Distribution of the Contracts                  Legal Proceedings
Money Market Yield Calculation                 Legal Matters
Performance Information                        Experts
Safekeeping of Separate Account Assets         Additional Information
State Regulation                               Financial Statements
Periodic Reports


          OBTAINING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION

To receive a copy of the Statement of Additional Information at no charge, the Participant may as an alternative to calling (212) 224-1600, detach the Form included below and mail it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022.
-------------------------------------------------------------------------------

              ORDER FORM FOR STATEMENT OF ADDITIONAL INFORMATION

To:  Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 1998 for the Tax-Deferred Annuity Plan, Voluntary Employee Contribution Program, Individual Retirement Annuity and Flexible Premium Annuity offered by Mutual of America. My name and address are as follows:
            ---------------------------------------------------
            Name
            ---------------------------------------------------
            Street Address
            ---------------------------------------------------
            City                        State            Zip

                   MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
                           TAX-DEFERRED ANNUITY PLAN
                    VOLUNTARY EMPLOYEE CONTRIBUTION PROGRAM
                         INDIVIDUAL RETIREMENT ANNUITY
                           FLEXIBLE PREMIUM ANNUITY

                                  OFFERED BY

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                320 PARK AVENUE
                            NEW YORK NEW YORK 10022

                                ---------------

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Tax-Deferred Annuity Plan, Voluntary Employee Contribution Program, Individual Retirement Annuity and Flexible Premium Annuity Contracts ("Contracts") offered by Mutual of America Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1998, by calling
(212) 224-1600, or writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022. Terms used in the current Prospectus for the Contracts are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Dated: May 1, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DISTRIBUTION OF THE CONTRACTS..............................................   2
MONEY MARKET YIELD CALCULATION.............................................   2
PERFORMANCE INFORMATION....................................................   2
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS.....................................   5
STATE REGULATION...........................................................   5
PERIODIC REPORTS...........................................................   6
LEGAL PROCEEDINGS..........................................................   6
LEGAL MATTERS..............................................................   6
EXPERTS....................................................................   6
ADDITIONAL INFORMATION.....................................................   6
FINANCIAL STATEMENTS.......................................................   6

                         DISTRIBUTION OF THE CONTRACTS

The Insurance Company offers the Contracts for sale on a continuous basis through certain employees of the Insurance Company. The only compensation paid for sales of the Contracts is in the form of salary. The Insurance Company is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are licensed agents of the Insurance Company and are duly qualified registered representatives.

                        MONEY MARKET YIELD CALCULATION

In accordance with regulations adopted by the Securities and Exchange Commission, the Insurance Company is required to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner which does not take into consideration any realized or unrealized gains on losses or shares of the Money Market Fund of the Investment Company or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Fund of the Separate Account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative and distribution expenses or services and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

The Securities and Exchange Commission also permits the Insurance Company to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yield or rates of return. The Money Market Fund of the Separate Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

                            PERFORMANCE INFORMATION

MONEY MARKET FUND

From time to time, quotations of the performance of the Separate Account's Money Market Fund may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B. Effective yield is the net annualized yield for a specified seven calendar-days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

  Effective Yield = [(Base Period Return +1) 365/7]-1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 1997 was 4.39%.

As described above, yield and effective yield are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

                                     SAI-2

In connection with communicating its total return to current or prospective Participants, the Money Market Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

BOND FUNDS

From time to time, quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund may be included in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per accumulation unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

FUNDS OTHER THAN MONEY MARKET

From time to time, quotations of a Fund's "total return" may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

         T = (ERV divided by P)to the 1st power divided by the Nth power - 1

Where:

 P     = a hypothetical initial payment of $1,000
 T     = average annual total return
 n     = number of years
 ERV   = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B. Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV divided by P) - 1.

 C   = Cumulative Total Return
 P   = hypothetical initial payment of $1,000
 ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                                     SAI-3

                                AVERAGE ANNUAL
                           TOTAL RETURN FOR PERIODS
                            ENDED DECEMBER 31, 1997

                      FUND                     ONE YEAR  FIVE YEARS  TEN YEARS  LIFE OF THE FUND
                      ----                     --------  ----------  ---------  ----------------
   Investment Company All America............      24.9%       17.1%      13.6%         14.9%(1)
   Investment Company Equity Index...........      31.1         N/A        N/A         17.7  (2)
   Investment Company Bond...................       8.7         6.8        7.5          7.9  (1)
   Investment Company Short-Term Bond........       4.4         N/A        N/A          3.4  (2)
   Investment Company Mid-Term Bond..........       5.7         N/A        N/A          4.6  (2)
   Investment Company Composite..............      15.9        11.0       10.1         11.1  (1)
   Investment Company Aggressive Equity......      19.4         N/A        N/A         22.9  (3)
   Fidelity VIP Equity-Income................      26.3        18.5       15.2         13.3  (4)
   Fidelity VIP II Contra....................      22.5         N/A        N/A         26.4  (5)
   Fidelity VIP II Asset Manager.............      19.1        11.6        N/A         11.5  (6)
   Scudder Capital Growth....................      33.7        16.3       15.4         14.3  (7)
   Scudder Bond..............................       7.3         5.6        7.2          6.9  (7)
   Scudder International.....................       7.5        12.1       10.4          8.5  (8)
   American Century VP Capital Appreciation..      (4.5)        4.4        7.2          7.9  (9)
   Calvert Responsibly Invested Balanced.....      18.3        11.2       10.2          9.5 (10)

                      CUMULATIVE TOTAL RETURN FOR PERIODS
                            ENDED DECEMBER 31, 1997

                      FUND                     ONE YEAR  FIVE YEARS  TEN YEARS  LIFE OF THE FUND
                      ----                     --------  ----------  ---------  ----------------
   Investment Company All America............      24.9%      119.9%     257.4%        505.1%(1)
   Investment Company Equity Index...........      31.1         N/A        N/A        123.0  (2)
   Investment Company Bond...................       8.7        38.7      105.8        168.7  (1)
   Investment Company Short-Term Bond........       4.4         N/A        N/A         17.9  (2)
   Investment Company Mid-Term Bond..........       5.7         N/A        N/A         24.5  (2)
   Investment Company Composite..............      15.9        68.8      162.2        290.7  (1)
   Investment Company Aggressive Equity......      19.4         N/A        N/A        112.8  (3)
   Fidelity VIP Equity-Income................      26.3       133.6      312.4        306.4  (4)
   Fidelity VIP II Contra....................      22.5         N/A        N/A        102.1  (5)
   Fidelity VIP II Asset Manager.............      19.1        72.8        N/A        121.9  (6)
   Scudder Capital Growth....................      33.7       112.9      320.5        429.1  (7)
   Scudder Bond..............................       7.3        31.1       99.6        130.7  (7)
   Scudder International.....................       7.5        76.9      168.3        138.2  (8)
   American Century VP Capital Appreciation..      (4.5)       23.8      101.1        115.2  (9)
   Calvert Responsibly Invested Balanced.....      18.3        70.2      163.2        178.4 (10)

-------
 (1) For the period beginning January 1, 1985 (commencement of operations)
 (2) For the period beginning February 5, 1993 (commencement of operations)
 (3) For the period beginning May 2, 1994 (commencement of operations)
 (4) For the period beginning October 9, 1986 (commencement of operations)
 (5) For the period beginning January 3, 1995 (commencement of operations)
 (6) For the period beginning September 6, 1989 (commencement of operations)
 (7) For the period beginning July 16, 1985 (commencement of operations)
 (8) For the period beginning May 1, 1987 (commencement of operations)
 (9) For the period beginning November 20, 1987 (commencement of operations)
(10) For the period beginning September 2, 1986 (commencement of operations) The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of that Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates for the Funds reflect the commencement dates for the underlying fund or portfolio. Separate Account charges have been deducted for funds or portfolios which commenced operations prior to the commencement of operations of the corresponding Fund of the Separate Account.

                                     SAI-4

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge (a $2.00 monthly contract fee assessed as a cost per $1,000 based on the average account balance for all individually allocated contracts). The monthly contract fee is deducted initially from any net assets in the Participant's Account which have been allocated to the General Account. If no net assets are allocated to such Account, the monthly contract fee would be deducted from the net assets of the Participant's Account which have been allocated to one of the Funds of the Separate Account in the following order: (a) Investment Company Money Market,
(b) Investment Company Short-Term Bond, (c) Investment Company Mid-Term Bond,
(d) Investment Company Bond, (e) Scudder Bond, (f) Investment Company Composite, (g) Fidelity VIP II Asset Manager, (h) Calvert Social Balanced Portfolio, (i) Fidelity VIP Equity-Income, (j) Investment Company All America,
(k) Investment Company Equity Index, (l) Fidelity VIP II Contra, (m) Investment Company Aggressive Equity, (n) Scudder Capital Growth, (o) Scudder International, and (p) American Century VP Capital Appreciation. As such, the allocation of the net assets of a Participant's Account would determine whether any monthly contract fee would be charged against a Separate Account Fund.

The actual treatment of the monthly contract fee and its effect on total return would depend on the Participant's actual allocation. If a Participant has net assets in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of such a Participant's net assets held in any of the Funds of the Separate Account would experience a higher total return than shown above. If a Participant has no assets allocated to the General Account, but has net assets allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above and the Separate Account Fund from which the fee was deducted would illustrate a lower total return than shown above. If a Participant has no assets in the General Account, but has net assets allocated only to one Fund of the Separate Account, then after deduction of the monthly contract fee, an illustration of such a total return figure would be lower than that shown above.

Performance figures, when used, are based on historical earnings and are not guaranteed. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the level of the Fund's expenses. Unit values will fluctuate so shares, when redeemed, may be worth more or less than their original cost.

In connection with communicating its total return to current or prospective Participants, a Fund also may compare these figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                    SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Insurance Company. Records are maintained of all purchases and redemptions of eligible Portfolio Companies shares held by each of the Funds of the Separate Account.

                               STATE REGULATION

The Insurance Company is subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which it does business.

The Insurance Company must file with the Superintendent an annual statement on a form promulgated by the National Association of Insurance Commissioners. It must also file with New York and other states a separate statement with respect to any separate accounts that it may maintain, including the Separate Account. The Insurance Company's books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the Insurance Company is made at least every five years. A full examination of the Insurance Company's operations may also be conducted periodically by other states.

The laws of New York and of other states in which the Insurance Company is licensed to transact business provide specifically for regulation and supervision of the variable annuity activities of life insurance companies. Included in such regulations are requirements relating to mandatory contract provisions and approval of contract form. Such state regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law.

                                     SAI-5

Generally, the states in which the Insurance Company does business apply the laws of New York in determining permissible investments for the Insurance Company.

                               PERIODIC REPORTS

Prior to a Participant's Annuity Commencement Date, the Participant will be provided by the Insurance Company, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period: (1) the Deferred Compensation deposits made on behalf of the Participant under 457 Contracts, or Contributions made for the purchase of an annuity under other Contracts, to the Separate and General Accounts; the date such Deferred Compensation was deducted from the Participant's salary or Contribution made and the date it was credited to the Participant's account; (2) the interest accrued on amounts allocated for the Participant to the General Account; (3) the number and dollar value of Accumulation Units credited to the Participant in each Fund of the Separate Account; and (4) the total amounts of all withdrawals and transfers from each Account and each Fund. Employers have been informed that payment must be remitted to the Insurance Company within seven days of the date it has been withheld from the Participant's pay. The statement also will specify the Participant's Account Balance available to provide a periodic benefit, cash return, or death benefit with respect to the Participant. The Insurance Company will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account, and a schedule of investments held in each Fund of the Investment Company.

                               LEGAL PROCEEDINGS

The Insurance Company is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Separate Account is a party.

                                 LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including the Insurance Company's right to issue the Contracts thereunder, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of the Insurance Company. Legal matters relating to the Federal securities laws have been passed upon by Stanley M. Lenkowicz, Senior Vice President and Deputy General Counsel of the Insurance Company.

                                    EXPERTS

The financial statements included in this Statement of Additional Information have been audited by the Insurance Company's independent public accountants, Arthur Andersen LLP, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                            ADDITIONAL INFORMATION

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the Commission.

                             FINANCIAL STATEMENTS

To the extent that Participants under the Contracts are participating in the investment performance of the Separate Account, the amounts of Participants' Account Balances and annuity payments are affected primarily by the investment results of the chosen Fund(s) of the Separate Account.

The financial statements of the Insurance Company that are included in this Statement of Additional Information should be considered only as bearing on the ability of the Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                     SAI-6

Financial Statements of the Separate Account for 1997 are included as follows:

   Statement of Assets and Liabilities...................................      V
   Statement of Operations...............................................    VII
   Statements of Changes in Net Assets...................................     IX
   Notes to Financial Statements.........................................    XII
   Report of Independent Public Accountants..............................    XVI

Financial Statements of the Insurance Company for 1997 are included as follows:

   Report of Independent Public Accountants.............................. SAI-8
   Consolidated Statements of Financial Condition........................ SAI-9
   Consolidated Statements of Operations and Surplus..................... SAI-10
   Consolidated Statements of Cash Flows................................. SAI-11
   Notes to Consolidated Financial Statements............................ SAI-12

                                     SAI-7

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                          INVESTMENT COMPANY
                          ---------------------------------------------------
                          MONEY MARKET ALL AMERICA   EQUITY INDEX    BOND
                              FUND         FUND          FUND        FUND
                          ------------ ------------  ------------ -----------
Assets:
Investments in Mutual of
 America Investment
 Corporation at market
 value
 (Cost:
 Money Market Fund --
   $33,424,720
 All America Fund --
   $273,073,807
 Equity Index Fund --
   $120,918,440
 Bond Fund --
   $37,857,784)
 (Notes 1 and 2)......... $32,847,132  $347,116,077  $153,966,219 $37,979,161
Due From (To) Mutual of
 America General
 Account.................       1,459      (427,556)      493,450      (8,060)
                          -----------  ------------  ------------ -----------
Net Assets............... $32,848,591  $346,688,521  $154,459,669 $37,971,101
                          ===========  ============  ============ ===========
Unit Value at December
 31, 1997 (Note 5).......      $ 1.95        $ 6.76        $ 2.26      $ 3.00
                               ======        ======        ======      ======
Number of Units
 Outstanding at December
 31, 1997 (Note 5).......  16,831,293    51,312,383    68,461,583  12,671,471
                          ===========  ============  ============ ===========

                                              INVESTMENT COMPANY
                                -----------------------------------------------
                                                                    AGGRESSIVE
                                SHORT-TERM  MID-TERM   COMPOSITE      EQUITY
                                BOND FUND  BOND FUND      FUND         FUND
                                ---------- ---------- ------------ ------------
Assets:
Investments in Mutual of
 America Investment
 Corporation at market value
 (Cost:
 Short-Term Bond Fund --
   $2,823,723
 Mid-Term Bond Fund --
   $6,010,147
 Composite Fund --
   $277,684,362
 Aggressive Equity Fund --
   $145,068,534)
 (Notes 1 and 2)..............  $2,756,382 $5,638,323 $267,467,587 $153,734,203
Due From (To) Mutual of
 America General Account......      51,726      2,774       48,562       82,639
                                ---------- ---------- ------------ ------------
Net Assets....................  $2,808,108 $5,641,097 $267,516,149 $153,816,842
                                ========== ========== ============ ============
Unit Value at December 31,
 1997 (Note 5)................      $ 1.19     $ 1.26       $ 4.36       $ 2.15
                                    ======     ======       ======       ======
Number of Units Outstanding at
 December 31, 1997
 (Note 5).....................   2,354,989  4,478,213   61,359,153   71,468,257
                                ========== ========== ============ ============

   The accompanying notes are an integral part of these financial statements.

                                       V

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                        SCUDDER                   AMERICAN CENTURY    CALVERT
                         ---------------------------------------  ---------------- -------------
                                       CAPITAL                       VP CAPITAL
                            BOND        GROWTH     INTERNATIONAL    APPRECIATION    RESPONSIBLY
                            FUND         FUND          FUND             FUND       INVESTED FUND
                         ----------- ------------  -------------  ---------------- -------------
Assets:
Investments in Scudder
 Portfolios, American
 Century VP Capital
 Appreciation Fund and
 Calvert Responsibly
 Invested Portfolio at
 market value
 (Cost:
 Scudder Bond Fund --
  $18,341,309
 Scudder Capital Growth
 Fund -- $232,108,072
 Scudder International
 Fund -- $103,157,411
 American Century VP
 Capital Appreciation
  Fund -- $49,903,872
 Calvert Responsibly
 Invested Fund --
  $28,569,357)
 (Notes 1 and 2)........ $18,301,206 $328,836,635  $118,904,168     $49,521,243     $32,998,938
Due From (To) Mutual of
 America General
 Account................      46,687       (3,016)     (224,195)        256,004          43,544
                         ----------- ------------  ------------     -----------     -----------
Net Assets.............. $18,347,893 $328,833,619  $118,679,973     $49,777,247     $33,042,482
                         =========== ============  ============     ===========     ===========
Unit Value at December
 31, 1997 (Note 5)......     $ 12.37      $ 29.64       $ 14.46         $ 11.04          $ 2.65
                             =======      =======       =======         =======          ======
Number of Units
 Outstanding at
 December 31, 1997 (Note
 5).....................   1,483,509   11,093,827     8,204,725       4,510,083      12,478,750
                         =========== ============  ============     ===========     ===========

                                                       FIDELITY
                                       ----------------------------------------
                                            VIP         VIP II       VIP II
                                       EQUITY-INCOME    CONTRA    ASSET MANAGER
                                           FUND          FUND         FUND
                                       ------------- ------------ -------------
Assets:
Investments in Fidelity Portfolios at
 market value
 (Cost:
 VIP Equity-Income Fund --
  $80,156,668
 VIP II Contra Fund -- $89,492,657
 VIP II Asset Manager Fund --
  $21,735,892)
 (Notes 1 and 2).....................   $96,838,403  $115,077,349  $24,238,728
Due From (To) Mutual of America
 General Account.....................       122,065        51,690       60,586
                                        -----------  ------------  -----------
Net Assets...........................   $96,960,468  $115,129,039  $24,299,314
                                        ===========  ============  ===========
Unit Value at December 31, 1997 (Note
 5)..................................       $ 27.77       $ 20.36      $ 21.14
                                            =======       =======      =======
Number of Units Outstanding at
 December 31, 1997 (Note 5)..........     3,491,209     5,655,675    1,149,512
                                        ===========  ============  ===========

   The accompanying notes are an integral part of these financial statements.

                                       VI

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                            INVESTMENT COMPANY
                          ---------------------------------------------------------
                          MONEY MARKET ALL AMERICA  EQUITY INDEX        BOND
                              FUND        FUND          FUND            FUND
                          ------------ -----------  ------------  -----------------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends..............   $2,049,430  $42,544,942  $  3,236,502     $ 2,438,040
                           ----------  -----------  ------------     -----------
Total income............    2,049,430   42,544,942     3,236,502       2,438,040
                           ----------  -----------  ------------     -----------
Expenses (Note 3):
 Fees...................      408,624    3,929,915     1,385,683         429,987
 Administrative
  expenses..............       78,791      186,667        75,353          62,095
                           ----------  -----------  ------------     -----------
Total Expenses..........      487,415    4,116,582     1,461,036         492,082
                           ----------  -----------  ------------     -----------
Net Investment Income
 (Loss).................    1,562,015   38,428,360     1,775,466       1,945,958
                           ----------  -----------  ------------     -----------
Net Realized and
 Unrealized Gain (Loss)
 on Investments (Note
 1):
 Net realized gain
  (loss) on
  investments...........      132,331    6,823,750     1,092,959         111,901
 Net unrealized
  appreciation
  (depreciation) of
  investments...........    (446,463 )  22,669,697    24,542,212         889,880
                           ----------  -----------  ------------     -----------
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........     (314,132)  29,493,447    25,635,171       1,001,781
                           ----------  -----------  ------------     -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........   $1,247,883  $67,921,807  $ 27,410,637     $ 2,947,739
                           ==========  ===========  ============     ===========
                                            INVESTMENT COMPANY
                          ---------------------------------------------------------
                           SHORT-TERM   MID-TERM     COMPOSITE    AGGRESSIVE EQUITY
                           BOND FUND    BOND FUND       FUND            FUND
                          ------------ -----------  ------------  -----------------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends..............   $  172,696  $   349,575  $ 59,200,271     $15,310,328
                           ----------  -----------  ------------     -----------
Total income............      172,696      349,575    59,200,271      15,310,328
                           ----------  -----------  ------------     -----------
Expenses (Note 3):
 Fees...................       31,767       61,348     3,220,012       1,614,189
 Administrative
  expenses..............        7,591        9,891       254,611          64,978
                           ----------  -----------  ------------     -----------
Total Expenses..........       39,358       71,239     3,474,623       1,679,167
                           ----------  -----------  ------------     -----------
Net Investment Income
 (Loss).................      133,338      278,336    55,725,648      13,631,161
                           ----------  -----------  ------------     -----------
Net Realized and
 Unrealized Gain (Loss)
 on Investments (Note
 1):
 Net realized gain
  (loss) on
  investments...........       17,305      (98,969)    3,228,464         808,445
 Net unrealized
  appreciation
  (depreciation) of
  investments...........      (40,822)     101,700   (20,441,501)      5,321,047
                           ----------  -----------  ------------     -----------
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........      (23,517)       2,731   (17,213,037)      6,129,492
                           ----------  -----------  ------------     -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........   $  109,821  $   281,067  $ 38,512,611     $19,760,653
                           ==========  ===========  ============     ===========

   The accompanying notes are an integral part of these financial statements.

                                      VII

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                  AMERICAN
                                        SCUDDER                   CENTURY       CALVERT
                          ------------------------------------- ------------  -----------
                                        CAPITAL                  VP CAPITAL   RESPONSIBLY
                             BOND       GROWTH    INTERNATIONAL APPRECIATION   INVESTED
                             FUND        FUND         FUND          FUND         FUND
                          ----------  ----------- ------------- ------------  -----------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends..............  $1,026,890  $18,425,109  $ 2,549,505  $ 1,349,408   $2,295,190
                          ----------  -----------  -----------  -----------   ----------
Total income............   1,026,890   18,425,109    2,549,505    1,349,408    2,295,190
                          ----------  -----------  -----------  -----------   ----------
Expenses (Note 3):
 Fees...................     197,813    3,396,783    1,478,900      624,080      356,798
 Administrative
  expenses..............      37,701       98,960       22,343       15,260       50,968
                          ----------  -----------  -----------  -----------   ----------
Total Expenses..........     235,514    3,495,743    1,501,243      639,340      407,766
                          ----------  -----------  -----------  -----------   ----------
Net Investment Income
 (Loss).................     791,376   14,929,366    1,048,262      710,068    1,887,424
                          ----------  -----------  -----------  -----------   ----------
Net Realized and
 Unrealized Gain (Loss)
 on Investments (Note
 1):
 Net realized gain
  (loss) on
  investments...........     (87,907)   3,989,169   10,918,585    1,238,144      235,099
 Net unrealized
  appreciation
  (depreciation) of
  investments...........     447,914   53,719,471   (3,147,476)  (4,227,421)   2,600,706
                          ----------  -----------  -----------  -----------   ----------
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........     360,007   57,708,640    7,771,109   (2,989,277)   2,835,805
                          ----------  -----------  -----------  -----------   ----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $1,151,383  $72,638,006  $ 8,819,371  $(2,279,209)  $4,723,229
                          ==========  ===========  ===========  ===========   ==========

                                                      FIDELITY
                                       ---------------------------------------
                                            VIP        VIP II       VIP II
                                       EQUITY-INCOME   CONTRA    ASSET MANAGER
                                           FUND         FUND         FUND
                                       ------------- ----------- -------------
Investment Income and Expenses:
Income (Notes 1 and 4):
 Dividends............................  $ 5,695,825  $ 2,303,885  $1,433,986
                                        -----------  -----------  ----------
Total income..........................    5,695,825    2,303,885   1,433,986
                                        -----------  -----------  ----------
Expenses (Note 3):
 Fees.................................      886,449    1,111,011     204,162
 Administrative expenses..............      109,597       64,722      34,946
                                        -----------  -----------  ----------
Total Expenses........................      996,046    1,175,733     239,108
                                        -----------  -----------  ----------
Net Investment Income (Loss)..........    4,699,779    1,128,152   1,194,878
                                        -----------  -----------  ----------
Net Realized and Unrealized Gain
 (Loss) on Investments (Note 1):
 Net realized gain (loss) on invest-
  ments...............................      278,906      992,567      25,536
 Net unrealized appreciation (depreci-
  ation) of investments...............   11,806,259   16,333,421   1,637,367
                                        -----------  -----------  ----------
Net Realized and Unrealized Gain
 (Loss) on Investments................   12,085,165   17,325,988   1,662,903
                                        -----------  -----------  ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations............  $16,784,944  $18,454,140  $2,857,781
                                        ===========  ===========  ==========

   The accompanying notes are an integral part of these financial statements.

                                      VIII

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      INVESTMENT COMPANY
                          -------------------------------------------------------------------------------
                             MONEY MARKET FUND          ALL AMERICA FUND           EQUITY INDEX FUND
                          ------------------------  --------------------------  -------------------------
                             1997         1996          1997          1996          1997         1996
                          -----------  -----------  ------------  ------------  ------------  -----------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $ 1,562,015  $   849,780  $ 38,428,360  $ 10,418,234  $  1,775,466  $ 1,456,309
 Net realized gain
  (loss) on
  investments...........      132,331       73,658     6,823,750     2,431,185     1,092,959      476,262
 Net unrealized
  appreciation
  (depreciation) of
  investments...........     (446,463)     278,840    22,669,697    28,344,476    24,542,212    6,045,598
                          -----------  -----------  ------------  ------------  ------------  -----------
Net Increase (Decrease)
 in net assets resulting
 from operations........    1,247,883    1,202,278    67,921,807    41,193,895    27,410,637    7,978,169
                          -----------  -----------  ------------  ------------  ------------  -----------
From Unit Transactions:
 Contributions..........    5,788,009    6,015,021    31,724,926    30,608,222    22,975,577   11,517,471
 Withdrawals............   (4,229,179)  (4,077,160)  (21,956,687)  (15,824,928)   (6,932,093)  (6,193,918)
 Net transfers..........   (2,770,906)   1,853,101)      360,521    15,311,478    49,789,027   23,679,496
                          -----------  -----------  ------------  ------------  ------------  -----------
Net Increase (Decrease)
 from unit
 transactions...........   (1,212,076)      84,760    10,128,760    30,094,772    65,832,511   29,003,049
                          -----------  -----------  ------------  ------------  ------------  -----------
Net Increase (Decrease)
 in Net Assets..........       35,807    1,287,038    78,050,567    71,288,667    93,243,148   36,981,218
Net Assets:
Beginning of Year.......   32,812,784   31,525,746   268,637,954   197,349,287    61,216,521   24,235,303
                          -----------  -----------  ------------  ------------  ------------  -----------
End of Year.............  $32,848,591  $32,812,784  $346,688,521  $268,637,954  $154,459,669  $61,216,521
                          ===========  ===========  ============  ============  ============  ===========
                                                      INVESTMENT COMPANY
                          -------------------------------------------------------------------------------
                                 BOND FUND            SHORT-TERM BOND FUND         MID-TERM BOND FUND
                          ------------------------  --------------------------  -------------------------
                             1997         1996          1997          1996          1997         1996
                          -----------  -----------  ------------  ------------  ------------  -----------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $ 1,945,958  $ 1,790,689  $    133,338  $     63,539  $    278,336  $   558,997
 Net realized gain
  (loss) on
  investments...........      111,901       68,629        17,305         7,065       (98,969)      (2,132)
 Net unrealized
  appreciation
  (depreciation) of
  investments...........      889,880   (1,221,188)      (40,822)       (1,966)      101,700     (455,047)
                          -----------  -----------  ------------  ------------  ------------  -----------
Net Increase (Decrease)
 in net assets resulting
 from operations........    2,947,739      638,130       109,821        68,638       281,067      101,818
                          -----------  -----------  ------------  ------------  ------------  -----------
From Unit Transactions:
 Contributions..........    4,701,303    5,112,307       668,221       650,490       813,398      953,690
 Withdrawals............   (4,020,196)  (3,323,187)     (647,104)     (229,391)     (586,994)    (231,712)
 Net transfers..........     (136,699)    (435,017)      252,496       344,727       585,047      424,626
                          -----------  -----------  ------------  ------------  ------------  -----------
Net Increase (Decrease)
 from unit
 transactions...........      544,408    1,354,103       273,613       765,826       811,451    1,146,604
                          -----------  -----------  ------------  ------------  ------------  -----------
Net Increase (Decrease)
 in Net Assets..........    3,492,147    1,992,233       383,434       834,464     1,092,518    1,248,422
Net Assets:
Beginning of Year.......   34,478,954   32,486,721     2,424,674     1,590,210     4,548,579    3,300,157
                          -----------  -----------  ------------  ------------  ------------  -----------
End of Year.............  $37,971,101  $34,478,954  $  2,808,108  $  2,424,674  $  5,641,097  $ 4,548,579
                          ===========  ===========  ============  ============  ============  ===========

   The accompanying notes are an integral part of these financial statements.

                                       IX

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                          INVESTMENT COMPANY
                          -----------------------------------------------------
                               COMPOSITE FUND          AGGRESSIVE EQUITY FUND
                          --------------------------  -------------------------
                              1997          1996          1997         1996
                          ------------  ------------  ------------  -----------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $ 55,725,648  $ 28,222,090  $ 13,631,161  $11,952,409
 Net realized gain
  (loss) on
  investments...........     3,228,464     2,739,162       808,445      201,936
 Net unrealized
  appreciation
  (depreciation) of
  investments...........   (20,441,501)   (6,525,946)    5,321,047      547,221
                          ------------  ------------  ------------  -----------
Net Increase (Decrease)
 in net assets resulting
 from operations........    38,512,611    24,435,306    19,760,653   12,701,566
                          ------------  ------------  ------------  -----------
From Unit Transactions:
 Contributions..........    23,905,684    28,326,960    29,301,342   16,800,622
 Withdrawals............   (24,479,468)  (22,088,981)   (9,246,392)     506,734
 Net transfers..........   (20,666,992)  (19,948,521)   24,458,890   29,646,189
                          ------------  ------------  ------------  -----------
Net Increase (Decrease)
 from unit
 transactions...........   (21,240,776)  (13,710,542)   44,513,840   46,953,545
                          ------------  ------------  ------------  -----------
Net Increase (Decrease)
 in Net Assets..........    17,271,835    10,724,764    64,274,493   59,655,111
Net Assets:
Beginning of Year.......   250,244,314   239,519,550    89,542,349   29,887,238
                          ------------  ------------  ------------  -----------
End of Year.............  $267,516,149  $250,244,314  $153,816,842  $89,542,349
                          ============  ============  ============  ===========

                                                            SCUDDER
                          --------------------------------------------------------------------------------
                                 BOND FUND             CAPITAL GROWTH FUND         INTERNATIONAL FUND
                          ------------------------  --------------------------  --------------------------
                             1997         1996          1997          1996          1997          1996
                          -----------  -----------  ------------  ------------  ------------  ------------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $   791,376  $ 1,097,001  $ 14,929,366  $ 13,273,666  $  1,048,262  $    850,382
 Net realized gain
  (loss) on
  investments...........      (87,907)    (110,077)    3,989,169     1,971,672    10,918,585     3,882,634
 Net unrealized
  appreciation
  (depreciation) of
  investments...........      447,914     (788,323)   53,719,471    15,612,266    (3,147,476)    7,289,627
                          -----------  -----------  ------------  ------------  ------------  ------------
Net Increase (Decrease)
 in net assets resulting
 from operations........    1,151,383      198,601    72,638,006    30,857,604     8,819,371    12,022,643
                          -----------  -----------  ------------  ------------  ------------  ------------
From Unit Transactions:
 Contributions..........    2,487,844    2,640,943    34,121,380    27,988,093    15,851,344    14,517,884
 Withdrawals............   (1,538,662)  (1,287,365)  (19,076,131)  (13,712,456)   (9,604,601)   (8,408,505)
 Net transfers..........      610,052     (259,197)   36,296,377       262,723       377,532    (1,008,537)
                          -----------  -----------  ------------  ------------  ------------  ------------
Net Increase (Decrease)
 from unit
 transactions...........    1,559,234    1,094,381    51,341,626    14,538,360     6,624,275     5,100,842
                          -----------  -----------  ------------  ------------  ------------  ------------
Net Increase (Decrease)
 in Net Assets..........    2,710,617    1,292,982   123,979,632    45,395,964    15,443,646    17,123,485
Net Assets:
Beginning of Year.......   15,637,276   14,344,294   204,853,987   159,458,023   103,236,327    86,112,842
                          -----------  -----------  ------------  ------------  ------------  ------------
End of Year.............  $18,347,893  $15,637,276  $328,833,619  $204,853,987  $118,679,973  $103,236,327
                          ===========  ===========  ============  ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                                       X

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                              AMERICAN CENTURY                 CALVERT
                          --------------------------  --------------------------
                                 VP CAPITAL
                              APPRECIATION FUND       RESPONSIBLY INVESTED FUND
                          --------------------------  --------------------------
                              1997          1996          1997          1996
                          ------------  ------------  ------------  ------------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $    710,068  $  9,827,488  $  1,887,424  $  1,505,706
 Net realized gain
  (loss) on
  investments...........     1,238,144     3,898,097       235,099        72,424
 Net unrealized
  appreciation
  (depreciation) of
  investments...........    (4,227,421)  (18,669,322)    2,600,706       439,874
                          ------------  ------------  ------------  ------------
Net Increase (Decrease)
 in net assets resulting
 from operations........    (2,279,209)   (4,943,737)    4,723,229     2,018,004
                          ------------  ------------  ------------  ------------
From Unit Transactions:
 Contributions..........     8,707,773    16,360,753     6,373,996     4,807,906
 Withdrawals............    (6,920,015)   (7,283,773)   (2,497,692)   (1,198,222)
 Net transfers..........   (33,483,832)  (18,548,118)      521,192     2,535,811
                          ------------  ------------  ------------  ------------
Net Increase (Decrease)
 from unit
 transactions...........   (31,696,074)   (9,471,138)    4,397,496     6,145,495
                          ------------  ------------  ------------  ------------
Net Increase (Decrease)
 in Net Assets..........   (33,975,283)  (14,414,875)    9,120,725     8,163,499
Net Assets:
Beginning of Year.......    83,752,530    98,167,405    23,921,757    15,758,258
                          ------------  ------------  ------------  ------------
End of Year.............  $ 49,777,247  $ 83,752,530  $ 33,042,482  $ 23,921,757
                          ============  ============  ============  ============

                                                          FIDELITY
                          -----------------------------------------------------------------------------
                                    VIP                      VIP II                    VIP II
                               EQUITY-INCOME                 CONTRA                 ASSET MANAGER
                                   FUND                       FUND                      FUND
                          ------------------------  -------------------------  ------------------------
                             1997         1996          1997         1996         1997         1996
                          -----------  -----------  ------------  -----------  -----------  -----------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $ 4,699,779  $   465,381  $  1,128,152  $  (316,979) $ 1,194,878  $   147,067
 Net realized gain
  (loss) on
  investments...........      278,906       36,749       992,567      106,747       25,536       17,488
 Net unrealized
  appreciation
  (depreciation) of
  investments...........   11,806,259    4,033,446    16,333,421    8,757,016    1,637,367      726,606
                          -----------  -----------  ------------  -----------  -----------  -----------
Net Increase (Decrease)
 in net assets resulting
 from operations........   16,784,944    4,535,576    18,454,140    8,546,784    2,857,781      891,161
                          -----------  -----------  ------------  -----------  -----------  -----------
From Unit Transactions:
 Contributions..........   16,485,680   11,293,855    21,050,465   13,486,367    5,663,920    2,540,371
 Withdrawals............   (5,431,923)    (154,620)   (6,172,824)      89,022   (1,306,235)    (659,754)
 Net transfers..........   17,763,089   21,543,664    17,442,009   17,419,557    6,221,869    5,212,637
                          -----------  -----------  ------------  -----------  -----------  -----------
Net Increase (Decrease)
 from unit
 transactions...........   28,816,846   32,682,899    32,319,650   30,994,946   10,579,554    7,093,254
                          -----------  -----------  ------------  -----------  -----------  -----------
Net Increase (Decrease)
 in Net Assets..........   45,601,790   37,218,475    50,773,790   39,541,730   13,437,335    7,984,415
Net Assets:
Beginning of Year.......   51,358,678   14,140,203    64,355,249   24,813,519   10,861,979    2,877,564
                          -----------  -----------  ------------  -----------  -----------  -----------
End of Year.............  $96,960,468  $51,358,678  $115,129,039  $64,355,249  $24,299,314  $10,861,979
                          ===========  ===========  ============  ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                       XI

                   MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

  Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust consisting of four Funds: the Money Market Fund, the All America Fund, the Bond Fund and the Composite Fund. These Funds invest in corresponding funds of Mutual of America Investment Corporation ("Investment Company"). Prior to May 2, 1994, the All America Fund was known as the Stock Fund and had different investment objectives and no sub-advisors.

  On January 3, 1989, the following Funds became available to Separate Account No. 2 as investment alternatives: Scudder Bond, Scudder Capital Growth, Scudder International and VP Capital Appreciation Fund (formerly TCI Growth). The Scudder Funds invest in corresponding portfolios of Scudder Variable Life Investment Fund ("Scudder"). The VP Capital Appreciation Fund invests in a corresponding fund of American Century Variable Portfolios Inc. ("American Century"). Effective May 13, 1991, the Calvert Responsibly Invested Balanced Portfolio became available as an investment alternative. The Calvert Responsibly Invested Fund invests in a corresponding fund of the Calvert Responsibly Invested Balanced Portfolio of Acacia Capital Corporation ("Calvert").

  On February 5, 1993 the Mutual of America Equity Index, Short-Term Bond and Mid-Term Bond Funds became available to Separate Account No. 2 as investment alternatives. On May 2, 1994 the Mutual of America Aggressive Equity Fund became available as an investment option. These Funds invest in corresponding funds of the Investment Company.

  On May 1, 1995, Fidelity Investments Equity-Income, Contrafund and Asset Manager Portfolios became available. The Fidelity Equity-Income Portfolio invests in a corresponding portfolio of Fidelity Variable Insurance Products Fund and the Contrafund and Asset Manager Portfolios invest in corresponding portfolios of Fidelity Variable Insurance Products Fund II (collectively "Fidelity").

  Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

  The significant accounting policies of Separate Account No. 2 are as follows:

  Investment Valuation -- Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity and are valued at the reported net asset values of the respective funds or portfolios.

  Investment Transactions -- Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

  Federal Income Taxes -- Separate Account No. 2 and its operations are treated as part of the Company which is exempt from federal income taxes under
Section 501(c)(4) of the Internal Revenue Code through 1997.


2. INVESTMENTS

  The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 1997 are as follows:

                                                           NUMBER OF  NET ASSET
                                                            SHARES      VALUE
                                                          ----------- ---------
     Investment Company Funds:
       Money Market Fund.................................  27,914,026  $ 1.18
       All America Fund.................................. 128,057,391    2.71
       Equity Index Fund.................................  74,092,038    2.08
       Bond Fund.........................................  26,610,232    1.43
       Short-Term Bond Fund..............................   2,699,652    1.02
       Mid-Term Bond Fund................................   6,245,148    0.90
       Composite Fund.................................... 164,912,475    1.62
       Aggressive Equity Fund............................  95,652,782    1.61

                                      XII

                   MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                           NUMBER OF  NET ASSET
                                                             SHARES     VALUE
                                                           ---------- ---------
     Scudder Portfolios:
      Bond Portfolio......................................  2,663,931  $ 6.87
      Capital Growth Portfolio--Class "A"................. 15,939,730   20.63
      International Portfolio--Class "A"..................  8,426,943   14.11
     American Century VP Capital Appreciation Fund........  5,115,831    9.68
     Calvert Responsibly Invested Balanced Portfolio...... 16,649,313    1.98
     Fidelity Portfolios:
      Equity-Income--"Initial" Class......................  3,988,402   24.28
      Contrafund--"Initial" Class.........................  5,771,181   19.94
      Asset Manager--"Initial" Class......................  1,345,848   18.01

3. EXPENSES

  Administrative Charges -- In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds except the American Century VP Capital Appreciation Fund for which the annual rate is .20% and, effective in 1997, each Fidelity fund, for which the annual rate is .30%.

  In addition, a deduction of up to $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

  Distribution Expense Charge -- As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

  Mortality and Expense Risk Charge -- The Company assumes the risk to make annuity payments in accordance with annuity tables provided in the Contracts regardless of how long a participant lives and also assumes certain expense risks associated with such annuity payments. For assuming this risk, the Company deducts daily, at an annual rate of .50%, an amount from the value of the net assets of each fund.

4. DIVIDENDS

  All dividend distributions are reinvested in additional shares of the respective funds or portfolios at net asset value. On December 31, 1997 a dividend distribution was made by the Investment Company to shareholders of record as of December 30, 1997. Prior thereto, the Investment Company declared and paid a dividend distribution on September 15, 1997. The combined amount of these dividends was as follows:

     Money Market Fund.............................................. $2,049,430
     All America Fund............................................... 42,544,942
     Equity Index Fund..............................................  3,236,502
     Bond Fund......................................................  2,438,040
     Short-Term Bond Fund...........................................    172,696
     Mid-Term Bond Fund.............................................    349,575
     Composite Fund................................................. 59,200,271
     Aggressive Equity Fund......................................... 15,310,328

  On January 29, 1997, February 26, 1997, April 28, 1997, July 29, 1997 and
October 29, 1997, dividends were paid by the Scudder Bond Portfolio. The combined amount of the dividends was $1,026,890.

  On January 29, 1997, February 26, 1997, April 28, 1997, July 29, 1997 and
October 29, 1997, dividends were paid by the Scudder Capital Growth Portfolio. The combined amount of the dividends was $18,425,109.

  On February 26, 1997 a dividend was paid by the Scudder International Portfolio. The amount of the dividend was $2,549,505.

  On March 29, 1997 a dividend was paid by the American Century VP Capital Appreciation Fund. The amount of the dividend was $1,349,408.

  On December 31, 1997 a dividend was paid by the Calvert Responsibly Invested Portfolio. The amount of the dividend was $2,295,190.

                                     XIII

                   MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  On February 7, 1997 a dividend was paid by the Fidelity Equity-Income Portfolio. The amount of the dividend was $5,695,825.

  On February 7, 1997, a dividend was paid by the Fidelity Contrafund Portfolio. The amount of the dividend was $2,303,885.

  On February 7, 1997, a dividend was paid by the Fidelity Asset Manager Portfolio. The amount of the dividend was $1,433,986.

5. FINANCIAL HIGHLIGHTS

  Shown below are financial highlights for a Unit outstanding throughout each of the five years ended December 31, 1997, or, if not in existence a full year, the initial period ended December 31:

                                         INVESTMENT COMPANY MONEY MARKET FUND
                                        ---------------------------------------
                                         1997    1996    1995    1994    1993
                                        ------- ------- ------- ------- -------
Unit value, beginning of year.........    $1.87   $1.80   $1.72   $1.68   $1.65
                                        ======= ======= ======= ======= =======
Unit value, end of year...............    $1.95   $1.87   $1.80   $1.72   $1.68
                                        ======= ======= ======= ======= =======
Thousands of units outstanding, end of
 year.................................   16,831  17,511  17,502  17,653  15,815
                                        ======= ======= ======= ======= =======
                                          INVESTMENT COMPANY ALL AMERICA FUND
                                        ---------------------------------------
                                         1997    1996    1995    1994    1993
                                        ------- ------- ------- ------- -------
Unit value, beginning of year.........    $5.39   $4.52   $3.35   $3.36   $3.03
                                        ======= ======= ======= ======= =======
Unit value, end of year...............    $6.76   $5.39   $4.52   $3.35   $3.36
                                        ======= ======= ======= ======= =======
Thousands of units outstanding, end of
 year.................................   51,312  49,798  43,620  38,669  36,510
                                        ======= ======= ======= ======= =======
                                         INVESTMENT COMPANY EQUITY INDEX FUND
                                        ---------------------------------------
                                         1997    1996    1995    1994    1993
                                        ------- ------- ------- ------- -------
Unit value, beginning of year/period..    $1.72   $1.42   $1.05   $1.05   $1.00
                                        ======= ======= ======= ======= =======
Unit value, end of year/period........    $2.26   $1.72   $1.42   $1.05   $1.05
                                        ======= ======= ======= ======= =======
Thousands of units outstanding, end of
 year/period..........................   68,462  35,660  17,109   4,644   2,135
                                        ======= ======= ======= ======= =======
                                             INVESTMENT COMPANY BOND FUND
                                        ---------------------------------------
                                         1997    1996    1995    1994    1993
                                        ------- ------- ------- ------- -------
Unit value, beginning of year.........    $2.75   $2.69   $2.28   $2.39   $2.13
                                        ======= ======= ======= ======= =======
Unit value, end of year...............    $3.00   $2.75   $2.69   $2.28   $2.39
                                        ======= ======= ======= ======= =======
Thousands of units outstanding, end of
 year.................................   12,671  12,548  12,083  10,601  12,244
                                        ======= ======= ======= ======= =======
                                        INVESTMENT COMPANY SHORT-TERM BOND FUND
                                        ---------------------------------------
                                         1997    1996    1995    1994    1993
                                        ------- ------- ------- ------- -------
Unit value, beginning of year/period..    $1.14   $1.10   $1.03   $1.03   $1.00
                                        ======= ======= ======= ======= =======
Unit value, end of year/period........    $1.19   $1.14   $1.10   $1.03   $1.03
                                        ======= ======= ======= ======= =======
Thousands of units outstanding, end of
 year/period..........................    2,355   2,129   1,447   1,132     747
                                        ======= ======= ======= ======= =======
                                         INVESTMENT COMPANY MID-TERM BOND FUND
                                        ---------------------------------------
                                         1997    1996    1995    1994    1993
                                        ------- ------- ------- ------- -------
Unit value, beginning of year/period..    $1.19   $1.16   $1.01   $1.06   $1.00
                                        ======= ======= ======= ======= =======
Unit value, end of year/period........    $1.26   $1.19   $1.16   $1.01   $1.06
                                        ======= ======= ======= ======= =======
Thousands of units outstanding, end of
 year/period..........................    4,478   3,828   2,848   1,444   1,411
                                        ======= ======= ======= ======= =======
                                           INVESTMENT COMPANY COMPOSITE FUND
                                        ---------------------------------------
                                         1997    1996    1995    1994    1993
                                        ------- ------- ------- ------- -------
Unit value, beginning of year.........    $3.75   $3.39   $2.82   $2.95   $2.55
                                        ======= ======= ======= ======= =======
Unit value, end of year...............    $4.36   $3.75   $3.39   $2.82   $2.95
                                        ======= ======= ======= ======= =======
Thousands of units outstanding, end of
 year.................................   61,359  66,715  70,558  73,239  71,215
                                        ======= ======= ======= ======= =======


                                      XIV

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                              INVESTMENT COMPANY
                            AGGRESSIVE EQUITY FUND
                          --------------------------
                           1997   1996   1995  1994
                          ------ ------ ------ -----
Unit value, beginning of
 year/period............   $1.80  $1.43  $1.05 $1.00
                          ====== ====== ====== =====
Unit value, end of
 year/period............   $2.15  $1.80  $1.43 $1.05
                          ====== ====== ====== =====
Thousands of units
 outstanding, end of
 year/period............  71,468 49,800 20,858 9,145
                          ====== ====== ====== =====

                                                    SCUDDER BOND FUND
                                            ----------------------------------
                                             1997   1996   1995   1994   1993
                                            ------ ------ ------ ------ ------
Unit value, beginning of year.............. $11.48 $11.30  $9.69 $10.32  $9.30
                                            ====== ====== ====== ====== ======
Unit value, end of year.................... $12.37 $11.48 $11.30  $9.69 $10.32
                                            ====== ====== ====== ====== ======
Thousands of units outstanding, end of
 year......................................  1,484  1,362  1,269  1,169  1,277
                                            ====== ====== ====== ====== ======
                                               SCUDDER CAPITAL GROWTH FUND
                                            ----------------------------------
                                             1997   1996   1995   1994   1993
                                            ------ ------ ------ ------ ------
Unit value, beginning of year.............. $22.11 $18.64 $14.67 $16.46 $13.80
                                            ====== ====== ====== ====== ======
Unit value, end of year.................... $29.64 $22.11 $18.64 $14.67 $16.46
                                            ====== ====== ====== ====== ======
Thousands of units outstanding, end of
 year...................................... 11,094  9,266  8,556  8,121  6,582
                                            ====== ====== ====== ====== ======
                                                SCUDDER INTERNATIONAL FUND
                                            ----------------------------------
                                             1997   1996   1995   1994   1993
                                            ------ ------ ------ ------ ------
Unit value, beginning of year.............. $13.43 $11.85 $10.80 $11.06  $8.13
                                            ====== ====== ====== ====== ======
Unit value, end of year.................... $14.46 $13.43 $11.85 $10.80 $11.06
                                            ====== ====== ====== ====== ======
Thousands of units outstanding, end of
 year......................................  8,205  7,688  7,269  8,610  5,400
                                            ====== ====== ====== ====== ======
                                                     AMERICAN CENTURY
                                            ----------------------------------
                                               VP CAPITAL APPRECIATION FUND
                                            ----------------------------------
                                             1997   1996   1995   1994   1993
                                            ------ ------ ------ ------ ------
Unit value, beginning of year.............. $11.53 $12.18  $9.39  $9.61  $8.81
                                            ====== ====== ====== ====== ======
Unit value, end of year.................... $11.04 $11.53 $12.18  $9.39  $9.61
                                            ====== ====== ====== ====== ======
Thousands of units outstanding, end of
 year......................................  4,510  7,264  8,061  6,361  5,946
                                            ====== ====== ====== ====== ======
                                                         CALVERT
                                            ----------------------------------
                                                RESPONSIBLY INVESTED FUND
                                            ----------------------------------
                                             1997   1996   1995   1994   1993
                                            ------ ------ ------ ------ ------
Unit value, beginning of year..............  $2.23  $2.01  $1.57  $1.64  $1.54
                                            ====== ====== ====== ====== ======
Unit value, end of year....................  $2.65  $2.23  $2.01  $1.57  $1.64
                                            ====== ====== ====== ====== ======
Thousands of units outstanding, end of
 year...................................... 12,479 10,713  7,849  5,986  5,151
                                            ====== ====== ====== ====== ======

                                                     FIDELITY
                                     -----------------------------------------
                                      EQUITY-INCOME FUND      CONTRA FUND
                                     -------------------- --------------------
                                      1997   1996   1995   1997   1996   1995
                                     ------ ------ ------ ------ ------ ------
Unit value, beginning of
 year/period........................ $21.93 $19.43 $16.30 $16.59 $13.85 $11.43
                                     ====== ====== ====== ====== ====== ======
Unit value, end of year/period...... $27.77 $21.93 $19.43 $20.36 $16.59 $13.85
                                     ====== ====== ====== ====== ====== ======
Thousands of units outstanding, end
 of year/period.....................  3,491  2,342    728  5,656  3,880  1,792
                                     ====== ====== ====== ====== ====== ======
                                                                FIDELITY
                                                          --------------------
                                                           ASSET MANAGER FUND
                                                          --------------------
                                                           1997   1996   1995
                                                          ------ ------ ------
Unit value, beginning of year/period..................... $17.72 $15.66 $14.04
                                                          ====== ====== ======
Unit value, end of year/period........................... $21.14 $17.72 $15.66
                                                          ====== ====== ======
Thousands of units outstanding, end of year/period.......  1,150    613    184
                                                          ====== ====== ======

                                       XV

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mutual of America Life Insurance Company:

  We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

New York, New York
February 20, 1998

                                      XVI

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statements of financial condition of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, the accompanying statutory-basis financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 9.

In our opinion, because of the effects of the matter described in the third paragraph and more fully discussed in Note 9, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 1997 and 1996, or the results of their operations or their cash flows for the years then ended. Furthermore, in our opinion, the supplemental data included in Note 9 reconciling net income and surplus as shown in the financial statements to net income and surplus as determined in conformity with generally accepted accounting principles, present fairly, in all material respects, the information shown therein.

However, in our opinion, the statutory-basis consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

/s/ Arthur Andersen LLP

New York, New York
February 20, 1998

                                     SAI-8

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                           DECEMBER 31, 1997 AND 1996

                                                       1997           1996
                                                  -------------- --------------
ASSETS
GENERAL ACCOUNT ASSETS
  Bonds and notes................................ $4,795,022,564 $5,109,395,855
  Common stocks..................................    413,939,170    145,172,800
  Preferred stocks...............................     59,466,239            --
  Cash and short-term investments................     67,164,422     60,485,338
  Guaranteed funds transferable (Note 3).........    121,130,991    130,203,690
  Mortgage loans.................................     41,315,430     65,163,626
  Real estate....................................    331,991,341    335,968,808
  Policy loans...................................     97,854,314     89,917,870
  Other invested assets..........................     20,137,960     11,045,421
  Investment income accrued......................     79,087,631     94,055,387
  Receivables....................................      9,307,851      9,580,928
  Other assets...................................     31,266,929     19,007,108
                                                  -------------- --------------
    Total general account assets.................  6,067,684,842  6,069,996,831
SEPARATE ACCOUNT ASSETS..........................  3,456,072,983  2,627,081,163
                                                  -------------- --------------
TOTAL ASSETS..................................... $9,523,757,825 $8,697,077,994
                                                  ============== ==============
LIABILITIES AND SURPLUS
GENERAL ACCOUNT LIABILITIES
  Insurance and annuity reserves................. $4,929,073,256 $5,174,017,708
  Other contract liabilities and reserves........     11,303,835     11,951,980
  Dividends payable to contract and policyhold-
   ers...........................................        106,329        106,352
  Note payable (Note 5)..........................    137,021,175    137,021,175
  Interest maintenance reserve...................    253,944,200    145,613,609
  Other liabilities..............................     95,801,345     62,564,315
                                                  -------------- --------------
    Total general account liabilities............  5,427,250,140  5,531,275,139
SEPARATE ACCOUNT RESERVES AND OTHER LIABILITIES..  3,456,072,983  2,627,081,163
                                                  -------------- --------------
    Total liabilities............................  8,883,323,123  8,158,356,302
                                                  -------------- --------------
ASSET VALUATION RESERVE..........................    116,494,396    107,676,296
                                                  -------------- --------------
SURPLUS
  Assigned surplus...............................      1,150,000      1,150,000
  Unassigned surplus.............................    522,790,306    429,895,396
                                                  -------------- --------------
    Total surplus................................    523,940,306    431,045,396
                                                  -------------- --------------
TOTAL LIABILITIES AND SURPLUS.................... $9,523,757,825 $8,697,077,994
                                                  ============== ==============

          See accompanying notes to consolidated financial statements.

                                     SAI-9

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

               CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                  1997            1996
                             --------------  --------------
INCOME
  Annuity considerations and
   deposits................. $  740,959,658  $  685,402,916
  Life and disability
   insurance premiums.......     28,214,541      30,154,993
                             --------------  --------------
    Total considerations and
     premiums...............    769,174,199     715,557,909
  Net investment income
   (Notes 2 and 3)..........    456,410,794     436,332,446
  Other, net................       (336,265)       (187,381)
                             --------------  --------------
    Total income............  1,225,248,728   1,151,702,974
                             --------------  --------------
DEDUCTIONS
  Increase in insurance and
   annuity reserves.........      5,924,707      80,297,961
  Annuity and surrender
   benefits.................    973,365,824     865,685,476
  Death and disability
   benefits.................     20,161,949      19,333,435
  Operating expenses........    162,523,520     142,394,578
                             --------------  --------------
    Total deductions........  1,161,976,000   1,107,711,450
                             --------------  --------------
    Net gain before
     dividends..............     63,272,728      43,991,524
DIVIDENDS TO CONTRACT AND
 POLICYHOLDERS..............        147,104         108,611
                             --------------  --------------
    NET GAIN FROM
     OPERATIONS.............     63,125,624      43,882,913
FEDERAL INCOME TAX BENEFIT..        367,818       1,745,523
NET REALIZED CAPITAL GAINS
 (NOTE 2)...................     10,778,415       9,547,354
                             --------------  --------------
    NET INCOME..............     74,271,857      55,175,790
SURPLUS TRANSACTIONS
  Change in asset valuation
   reserve..................     (8,818,100)    (19,382,401)
  Change in net unrealized
   capital gains............     32,160,963      10,374,635
  Change in non-admitted
   assets and other, net....     (4,719,810)    (12,611,478)
                             --------------  --------------
    Net change in surplus...     92,894,910      33,556,546
SURPLUS, AT BEGINNING OF
 YEAR.......................    431,045,396     397,488,850
                             --------------  --------------
SURPLUS, AT END OF YEAR..... $  523,940,306  $  431,045,396
                             ==============  ==============

          See accompanying notes to consolidated financial statements.

                                     SAI-10

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                    1997             1996
                                               ---------------  --------------
CASH PROVIDED
  Premium and annuity funds received.......... $   769,846,793  $  715,557,893
  Investment income received..................     437,472,096     403,131,642
  Other, net..................................      (1,619,142)     12,911,463
                                               ---------------  --------------
    Total receipts............................   1,205,699,747   1,131,600,998
                                               ---------------  --------------
  Benefits paid...............................     989,719,884     885,558,323
  Dividends paid to contract and
   policyholders..............................         147,127         129,824
  Insurance and operating expenses paid.......     146,405,004     154,475,421
  Net transfers to separate accounts..........     251,401,753     156,282,807
                                               ---------------  --------------
    Total payments............................   1,387,673,768   1,196,446,375
                                               ---------------  --------------
    Net cash used by operations...............    (181,974,021)    (64,845,377)
  Proceeds from long-term investments sold,
   matured or repaid..........................  10,907,067,504   2,870,529,799
  Proceeds from dollar roll transactions--
   repurchase agreements......................     700,714,763             --
  Federal income tax benefit on securities
   transactions...............................             --        7,961,776
  Other, net..................................      44,741,139      (3,279,684)
                                               ---------------  --------------
    Total cash provided.......................  11,470,549,385   2,810,366,514
                                               ---------------  --------------
CASH APPLIED
  Cost of long-term investments acquired......  10,730,606,933   2,848,212,981
  Repayment of dollar roll transactions--
   repurchase agreements......................     700,714,763             --
  Other, net..................................      32,548,605       1,681,098
                                               ---------------  --------------
    Total cash applied........................  11,463,870,301   2,849,894,079
                                               ---------------  --------------
    Net change in cash and short-term
     investments..............................       6,679,084     (39,527,565)
CASH AND SHORT-TERM INVESTMENTS
  Beginning of year...........................      60,485,338     100,012,903
                                               ---------------  --------------
  End of year................................. $    67,164,422  $   60,485,338
                                               ===============  ==============

          See accompanying notes to consolidated financial statements.

                                     SAI-11

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 1997 AND 1996

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"). Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium size case area, principally to employees in the not-for-profit social health and welfare field. In recent years, through a wholly owned subsidiary, the Company has expanded the scope of the field it serves to include for-profit organizations in the small to medium size case area. The principal insurance companies in the group are licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

Basis of Presentation

The financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from generally accepted accounting principles ("GAAP"). The variances between such practices and GAAP and the effects on the accompanying financial statements are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities. As such, the financial statements are oriented to the insuring public.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Certain 1996 amounts included in the accompanying consolidated financial statements have been reclassified to conform with the 1997 presentation.

Accounting policies applied in the preparation and presentation of these financial statements follow.

Asset Valuations

Investment valuations are prescribed by the National Association of Insurance Commissioners ("NAIC"). Bonds qualifying for amortization are stated at amortized cost; short-term investments in good standing are stated at cost. Fair value for these securities (approximately $4.9 billion in 1997 and $5.2 billion in 1996) is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. All other bonds and short-term notes are stated at market value which approximates fair value.

Common stocks and preferred stocks in good standing are stated at market value, which approximates fair value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are applied directly to unassigned surplus.

Mortgage loans are carried at amortized indebtedness. Fair value for these loans (approximately $46.8 million in 1997 and $67.8 million in 1996) is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities. Impairments of individual assets that are considered other than temporary are recognized when incurred. There were no impairments recorded during 1997 or 1996.

Real estate investments are carried at the lower of cost, including capital improvements, net of accumulated depreciation, or market and are depreciated on a straight line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement. Company occupied real estate is carried at cost, net of accumulated depreciation.

                                    SAI-12

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Policy loans are stated at the unpaid balance of the loan. The majority of such loans are issued with variable interest rates which are periodically adjusted based on changes in the rates credited to these policies and therefore are considered to be stated at fair value.

Certain other assets, such as furniture and fixtures and prepaid expenses, are excluded from the consolidated statements of financial condition ("non-admitted assets").

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations and surplus.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the borrower are included in the appropriate subcomponent of the AVR. Changes in the AVR are applied directly to unassigned surplus.

Guaranteed Funds Transferable

Guaranteed funds transferable consist of funds held by a former reinsurer and are stated at the total principal amount of future guaranteed transfers to Mutual of America, which approximates fair value.

Separate Account Operations

Certain annuity considerations may be invested at the participant's discretion in separate accounts; either a multifund account, which is managed by Mutual of America Capital Management Corporation, or certain other funds, which are managed by outside investment advisors. All of the funds' investment experience, including net realized and unrealized capital gains in the separate accounts (net of investment advisory fees and administration fees assessed), is allocated to participants. Investments held in the separate accounts are stated at market value, which approximates fair value. Participants' corresponding equity in the separate accounts are reported as liabilities in the accompanying statements. Premiums and benefits related to the separate accounts are combined with the general account in the accompanying statements. Net operating gains are offset by increases to reserve liabilities in the respective separate accounts.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 9.25%) which meet or exceed statutory requirements. Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates which, during 1997 and 1996, ranged from 4.00% to 5.50% and 4.00% to 5.75%, respectively and are deemed sufficient to provide for contractual surrender values of these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value, which approximates fair value ($7.0 billion and $6.3 billion), at December 31, 1997 and 1996, respectively. The fair value of annuity contracts (approximately $1.5 billion and $1.4 billion at December 31, 1997 and 1996, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 6.12% and 6.92% were used at December 31, 1997 and 1996, respectively.

Premiums, Annuity Considerations, Investment Income and Expenses

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.


                                    SAI-13

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY

General account investment income is reported as earned and is presented net of related investment expenses; operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

2. FIXED MATURITY AND EQUITY SECURITIES

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 1997 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

                                                  GROSS      GROSS       NAIC
                                     STATEMENT  UNREALIZED UNREALIZED   MARKET
             CATEGORY                  VALUE      GAINS      LOSSES     VALUE
             --------                ---------- ---------- ---------- ----------
                                                   (000'S OMITTED)
U.S. Treasury securities and
 obligations of U.S. Government
 corporations and agencies.........  $2,414,115  $ 7,846     $  412   $2,421,549
Obligations of states and political
 subdivisions......................      13,421    1,704        --        15,125
Debt securities issued by foreign
 governments.......................     101,186    4,624         28      105,782
Corporate securities...............   2,329,186   25,640      9,123    2,345,703
                                     ----------  -------     ------   ----------
  Total............................  $4,857,908  $39,814     $9,563   $4,888,159
                                     ==========  =======     ======   ==========

Short-term fixed maturity securities with a statement value and NAIC market value of $62.9 million at December 31, 1997 are included in the above table. As of December 31, 1997, the Company had $6.2 million (par value $6.0 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities which are stated at expected maturity) at December 31, 1997 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                                        NAIC
                                                          STATEMENT    MARKET
                                                            VALUE      VALUE
                                                          ---------- ----------
                                                             (000'S OMITTED)
     Due in one year or less............................. $  243,500 $  243,908
     Due after one year through five years...............  1,230,723  1,238,587
     Due after five years through ten years..............  1,485,001  1,494,532
     Due after ten years.................................  1,898,684  1,911,132
                                                          ---------- ----------
       Total                                              $4,857,908 $4,888,159
                                                          ========== ==========

Proceeds from the sale of investments in fixed maturity securities during 1997 were $11.1 billion. Gross gains of $145.1 million and gross losses of $16.0 million were realized on these sales, of which $126.4 million of gains were accumulated (net of applicable tax expense of $2.7 million) in the IMR. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During the year, $18.0 million of the IMR was amortized and included in net investment income.

                                    SAI-14

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY

The statement values and NAIC market values of investments in fixed maturity securities at December 31, 1996, are as follows:

                                                  GROSS      GROSS       NAIC
                                     STATEMENT  UNREALIZED UNREALIZED   MARKET
             CATEGORY                  VALUE      GAINS      LOSSES     VALUE
             --------                ---------- ---------- ---------- ----------
                                                   (000'S OMITTED)
U.S. Treasury securities and
 obligations of U.S. Government
 corporations and agencies.........  $2,136,817  $ 6,160    $ 3,955   $2,139,022
Obligations of states and political
 subdivisions......................      48,755    1,645        --        50,400
Debt securities issued by foreign
 governments.......................     159,543    7,479      1,812      165,210
Corporate securities...............   2,839,125   63,492     41,289    2,861,328
                                     ----------  -------    -------   ----------
  Total............................  $5,184,240  $78,776    $47,056   $5,215,960
                                     ==========  =======    =======   ==========

Short-term fixed maturity securities with a statement value and NAIC market value of $74.8 million at December 31, 1996, are included in the above table. As of December 31, 1996, the Company had $6.2 million (par value $6.0 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

Proceeds from the sale of investments in fixed maturity securities during 1996 were $2.9 billion. Gross gains of $29.5 million and gross losses of $28.1 million were realized on those sales, of which $3.2 million of gains were accumulated (net of applicable tax benefits of $1.8 million) in the IMR. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 1996, $20.9 million of the IMR was amortized and included in net investment income.

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 1997 and 1996 were as follows:

                                                                1997     1996
                                                               -------  -------
                                                               (000'S OMITTED)
     Equity securities (common and preferred stocks).......... $19,606  $11,217
     Mortgage loans...........................................  (8,828)  (1,670)
                                                               -------  -------
       Net realized capital gains............................. $10,778  $ 9,547
                                                               =======  =======

At December 31, 1997 and 1996, net unrealized appreciation of equity securities was $44.1 million and $14.1 million, respectively.

3. REINSURANCE AND RELATED TRANSACTIONS

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the reinsurer and direct liability for the contractual obligations of the reinsurer. Such amounts are reported as guaranteed funds transferable and as insurance and annuity reserves in the consolidated statements of financial condition.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $121.1 million and $130.2 million at December 31, 1997 and 1996, respectively.

The guaranteed interest and other allocated investment earnings on the funds held by the reinsurer, amounting to $33.8 million and $12.3 million in 1997 and 1996, respectively, are included in net investment income. Such amounts include participating dividends from a contingency fund that was previously held by the reinsurer (but not recorded as an asset of Mutual of America) of $25.9 million and $3.7 million in 1997 and 1996, respectively. The 1997 amount includes the receipt of a $21.5 million special dividend related to the termination of the contingency fund previously held by the reinsurer.

                                    SAI-15

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY

4. REAL ESTATE

In October 1992, Mutual of America purchased an office building for its new corporate headquarters. The purchase price of the building was fully financed. During the reconstruction period, interest costs on the debt incurred to acquire the building were deferred and capitalized as a construction cost as permitted by the State of New York Insurance Department. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense for 1997 and 1996 was $5.2 million and $5.0 million, respectively.

During the initial lease-up period, pro-rated interest costs relating to the portion of the building not yet leased were also deferred and capitalized as a construction cost. During 1996, interest costs of $1.5 million were capitalized. Real estate consists of the following:

                                                                 1997     1996
                                                               -------- --------
                                                                (000'S OMITTED)
     Company occupied......................................... $110,912 $113,876
     Investment real estate...................................  221,079  222,093
                                                               -------- --------
       Total.................................................. $331,991 $335,969
                                                               ======== ========

5. NOTE PAYABLE

In connection with the acquisition of its new corporate headquarters, Mutual of America obtained a $135.0 million, seven-year, 6.91% fixed rate secured term note. Fair value of the note was approximately $137.0 million at December 31, 1997 and 1996. The note matures and is payable in full on October 15, 1999 and is not redeemable prior to that date. Interest on the note is payable semiannually in April and October. The terms of the note require that Mutual of America pledge collateral, consisting of securities issued by the United States Government or its agencies. The aggregate book and market values of the collateral must be maintained at a level greater than or equal to 100% and 110%, respectively, of the outstanding balance of the note. At December 31, securities with a book and market value of approximately $167.9 million and $167.5 million in 1997 and $165.5 million and $164.9 million in 1996, respectively, were pledged as collateral.

6. PENSION PLAN AND POSTRETIREMENT BENEFITS

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The Company also maintains a non-qualified defined benefit pension plan for non-employee members of the Board of Directors.

Pension expense for all pension plans in 1997 and 1996 was $5.4 million and $3.7 million, respectively. Prior to 1997 pension plan expense was computed on a modified GAAP basis. Effective January 1, 1997 the expense and liability related to all of the Company's pension plans and its long term incentive compensation plan (described below) are calculated in accordance with GAAP. This change resulted in a charge to surplus, net of the change in the prepaid pension cost, of $9.7 million at January 1, 1997.

The components of net pension expense related to all of the Company's pension plans are as follows:

                                                                1997     1996
                                                               -------  -------
                                                               (000'S OMITTED)
     Service cost............................................. $ 4,596  $ 3,347
     Interest cost on projected benefit obligation............   5,159    3,729
     Return on plan assets....................................  (7,734)  (5,164)
     Asset gain deferred......................................   2,265      883
     Amortization of initial net asset........................    (211)    (211)
     Amortization of unrecognized loss........................   1,291    1,146
                                                               -------  -------
       Net pension expense.................................... $ 5,366  $ 3,730
                                                               =======  =======

                                    SAI-16

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY

The assumptions used to calculate the net pension expense were:

                                                                   1997   1996
                                                                   -----  -----
     Expected long-term rate of return on assets.................. 11.30% 11.30%
     Discount rate................................................  7.25%  7.75%
     Rate of increase in compensation levels......................  4.00%  4.00%

The funded status of all of the Company's pension plans at December 31, 1997 and 1996 is as follows:

                                                               1997      1996
                                                             --------  --------
                                                              (000'S OMITTED)
     Actuarial present value of benefit obligations:
       Accumulated benefit obligation, including vested
        benefits of $59,311 in 1997 and $43,563 in 1996..... $(62,753) $(52,113)
                                                             ========  ========
     Projected benefit obligation........................... $(77,027) $(60,351)
     Plan assets at fair value..............................   58,324    43,717
                                                             --------  --------
     Projected benefit obligation in excess of plan assets..  (18,703)  (16,634)
     Remaining unrecognized initial net asset...............     (841)   (1,052)
     Unrecognized prior service cost........................    5,177     5,823
     Unrecognized net loss from past experience different
      from that assumed.....................................   17,546    30,625
                                                             --------  --------
     Prepaid pension cost, end of year...................... $  3,179  $ 18,762
                                                             ========  ========

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $47.1 million and $40.1 million at December 31, 1997 and 1996, respectively. The actuarial present value of accumulated benefits for the qualified pension plan were $50.0 million and $43.9 million at December 31, 1997 and 1996, respectively.

For financial reporting purposes, the prepaid pension cost at December 31, 1997 and 1996, has been classified as a non-admitted asset. At December 31, 1997 all of the qualified pension plan assets are invested in one of the Company's separate accounts (consisting primarily of equity securities) and participation in certain other funds managed by outside investment advisors.

Benefit payments from the plans made on behalf of retirees were approximately $4.6 million in 1997 and $9.1 million in 1996. Periodic annuity benefits are covered by annuities purchased by the plan from the Company. During 1997 and 1996, the Company made contributions to the qualified plan of $4.4 million and $7.5 million, respectively.

In addition to the above noncontributory plans, all employees may participate in a 401(k) savings plan under which the Company matches half of the employees' basic contribution up to 6% of salary. The cost of this plan was approximately $1.6 million and $1.5 million in 1997 and 1996, respectively. The Company also has a long-term performance based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios. Compensation expense accrued in 1997 related to this plan was $3.0 million.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service, with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance.

                                    SAI-17

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY

The components of net postretirement benefit cost are as follows:

                                                                 1997    1996
                                                                ------- -------
                                                                (000'S OMITTED)
     Service cost.............................................. $   600 $   538
     Interest cost on projected benefit obligation.............   1,175   1,101
                                                                ------- -------
     Net postretirement benefit cost........................... $ 1,775 $ 1,639
                                                                ======= =======

The following table shows the plans' combined status reconciled with the amounts reported in the Company's consolidated statements of financial condition:

                                    1997     1996
                                   -------  -------
                                   (000'S OMITTED)
     Accumulated postretirement
      benefit obligation
      ("APBO"):
       Retirees..................  $ 5,911  $ 5,242
       Fully eligible active plan
        participants.............    3,456    3,149
       Other active plan
        participants.............    6,239    5,280
                                   -------  -------
         Total APBO..............   15,606   13,671
     Plan assets at fair value...      --       --
                                   -------  -------
     APBO in excess of plan
      assets.....................   15,606   13,671
     Unrecognized net loss.......   (4,920)  (3,825)
                                   -------  -------
     Accrued postretirement
      obligation.................  $10,686  $ 9,846
                                   =======  =======

The weighted average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is approximately 7.75% in 1997. The health care cost trend rate assumption has a significant affect on the amounts reported. For example, increasing the assumed health care cost trend rate by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 1997 by $2.0 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 1997 by $.3 million.

The weighted average discount rate used in determining the APBO was 7.25% at December 31, 1997 and 7.75% at December 31, 1996.

7. COMMITMENTS AND CONTINGENCIES

Rental expenses were $16.7 million and $17.0 million in 1997 and 1996, respectively. The approximate minimum rental commitments under noncancellable operating leases are as follows: 1998, $2.9 million, 1999, $2.3 million, 2000, $1.6 million, 2001, $1.1 million, and 2002, $1.1 million. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions which have arisen in the course of the Company's business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the Company's consolidated financial statements.

8. FEDERAL INCOME TAXES

Mutual of America's pension business (the core of its operations) is exempt from Federal income taxation under Section 501(a) of the Internal Revenue Code ("Code"). The tax benefit for the Company arises principally from the operating results of its taxable life insurance subsidiary, The American Life Insurance Company of New York, and is calculated in accordance with the Code (as amended). Mutual of America and its life insurance subsidiary file federal tax returns on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated tax return.

                                    SAI-18

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY

As a result of recent legislation, Mutual of America's pension business will become subject to federal income tax beginning January 1, 1998. This tax legislation provides for certain special transition rules which moderate the impact of taxation going forward. In the opinion of management, this change will not have a significant impact on the Company's financial strength.

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to surplus; whereas for statutory accounting all bonds and notes are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, capital gains and losses are not recognized when a security is sold and the same or substantially the same security is repurchased, unless the repurchase occurs after a reasonable exposure to market risk.

A general formula based Asset Valuation Reserve (AVR) is recorded for statutory accounting purposes, whereas such reserves are established under GAAP only when an asset's impairment is considered to be other than temporary.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a charge to surplus; whereas under GAAP, such assets are carried at their amortized cost.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred.

Insurance and Annuity Reserves

Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the State of New York Insurance Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Deferred income taxes are not recorded for statutory accounting purposes.

                                    SAI-19

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

The tables that follow provide a reconciliation of the 1997 and 1996 statutory financial results reflected in the accompanying financial statements to a GAAP basis (000's omitted):

     RECONCILIATION OF STATUTORY TO GAAP SURPLUS                1997      1996
     -------------------------------------------              --------  --------
     Statutory Surplus....................................... $523,940  $431,045
       Market value adjustment related to AFS bonds and
        notes................................................  160,980    84,569
       Realized capital gains................................  163,422    32,674
       AVR...................................................  116,494   107,676
       Deferred policy acquisition costs.....................   36,905    39,854
       Policy reserve adjustments............................  (17,510)  (21,290)
       Non-admitted assets...................................    9,563    30,222
       Federal income taxes..................................  (20,571)   (6,915)
       Other.................................................    1,135       555
                                                              --------  --------
     GAAP Surplus............................................ $974,358  $698,390
                                                              ========  ========

     RECONCILIATION OF STATUTORY TO GAAP NET INCOME             1997      1996
     ----------------------------------------------           --------  --------
     Statutory Net Income.................................... $ 74,272  $ 55,176
       Investment income adjustments.........................   (8,020)  (14,562)
       Realized capital gains................................  145,791    33,555
       Policy reserve adjustments............................    3,781    (4,071)
       Deferred acquisition costs............................    2,518     2,393
       Deferred income taxes.................................   (6,559)   (3,756)
       Dividend related to termination of contingency fund
        (Note 3).............................................  (20,920)      --
       Other.................................................   (4,485)   (3,370)
                                                              --------  --------
     GAAP Net Income......................................... $186,378  $ 65,365
                                                              ========  ========

     RECONCILIATION OF GAAP TO STATUTORY PREMIUMS                1997     1996
     --------------------------------------------              -------- --------
     GAAP Premium Income...................................... $104,129 $ 63,372
       Premiums from investment contracts.....................  665,045  652,186
                                                               -------- --------
     Statutory Premium Income................................. $769,174 $715,558
                                                               ======== ========

                                     SAI-20